AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                            MIDDLEBURY ELKHART, L.P.

                                  By and Among

                   PRAIRIE VILLAGE - HOMES FOR AMERICA, INC.
                             as the General Partner

                                      and

                        HOMES FOR AMERICA HOLDINGS, INC.
                       as the Preexisting Limited Partner

                                      and

                          ALLIANT TAX CREDIT V, INC.,
                             a Florida corporation,
                     as the Administrative Limited Partner

                                      and

     ALLIANT TAX CREDIT FUND V LIMITED PARTNERSHIP, a Massachusetts limited partnership, as the Investor Limited Partner



                          Dated as of December 1, 1998

TABLE OF CONTENTS

ARTICLE 1 DEFINED TERMS.....................................................5
ARTICLE 2 GENERAL 20
   Section 2.1 Continuation of the Partnership.............................20
   Section 2.2 Principal Office............................................21
   Section 2.3 Principal Place of Business; Resident Agent.................21
   Section 2.4 Term........................................................21
   Section 2.5 Purpose.....................................................21
ARTICLE 3 CAPITAL CONTRIBUTIONS; CLOSINGS; DEFAULT BY LIMITED PARTNER......22
   Section 3.1 General Partners............................................22
   Section 3.2 Withdrawal of Preexisting Limited Partners..................22
   Section 3.3 Admission of Administrative Limited Partner.................23
   Section 3.4 Admission of Limited Partners...............................23
   Section 3.5 Treatment of Other Advances.................................23
   Section 3.6 Capital Accounts; Interest; Withdrawal......................24
   Section 3.7 Liability of Limited Partners...............................24
   Section 3.8 Tax Credit Protection; Adjustment of Interests..............24
   Section 3.9 Closing.....................................................26
   Section 3.10 Satisfaction of Conditions.................................27
   Section 3.11 Mortgage Loan Commitment...................................27
   Section 3.13 Payment....................................................29
   Section 3.14 Additional Low Income Housing Tax Credit Certificates......29
   Section 3.15 Loan Defaults..............................................30
ARTICLE 4 COMPLIANCE WITH CREDIT AGENCY REQUIREMENTS;
PARTNERSHIP BORROWINGS.....................................................30
   Section 4.1 Credit Agency Requirements..................................30
   Section 4.2 Loans.......................................................30
ARTICLE 5 RIGHTS, POWERS AND OBLIGATIONS OF THE GENERAL PARTNERS AND
LIMITATIONS THEREON........................................................31
   Section 5.1 Exercise of Management......................................31
   Section 5.2 Authority and Duties of General Partners....................31
   Section 5.3 Delegation of General Partner Authority;
               Tax Matters Partner.........................................34
   Section 5.4 Lease, Conveyance or Refinancing of Assets
               of the Partnership..........................................35
   Section 5.5 Restrictions on Authority...................................36
   Section 5.6 Activities of Partners......................................37
   Section 5.7 Dealing with Affiliates.....................................38
   Section 5.8 Indemnification and Liability of the Partners...............38
   Section 5.9  Construction  of the Apartment  Complex;  Development  Deficits;
                Rental  Achievement; Operating Deficits....................39
   Section 5.10 Supervisory and Incentive Management Agreement.............41
   Section 5.11 Additional Covenants of General Partners...................41
   Section 5.12 Obligation to Repair and Rebuild Apartment Complex.........41
ARTICLE 6 REPRESENTATIONS AND WARRANTIES...................................41
   Section 6.1 Organization and Authorization..............................41
   Section 6.2 Consents Required...........................................42
   Section 6.3 Liens, Pledges or Encumbrances..............................43
   Section 6.4 Litigation..................................................43
   Section 6.5 Agreements Affecting the Apartment Complex..................43
   Section 6.6 Other Matters Affecting the Apartment Complex...............44
   Section 6.7 Administrative, Zoning and Environmental Compliance.........46
   Section 6.8 Financial Statements........................................48
   Section 6.9 Absence of Undisclosed Liabilities..........................48
   Section 6.10 Housing Tax Credits........................................48
   Section 6.11 Qualified Nonrecourse and Commercial Financing; Fees.......49
   Section 6.12 Prior Activities...........................................50
   Section 6.13 Tax Matters................................................50
   Section 6.14 Untrue or Misleading Statements............................50
   Section 6.15 Scope of Representations...................................50
ARTICLE 7 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.......................51
   Section 7.1 Management of the Partnership...............................51
   Section 7.2 Limitation on Liability of Investor Limited Partners........51
   Section 7.3 Other Activities............................................51
   Section 7.4 Rescission..................................................52
   Section 8.1 Designation of Management Agent.............................52
   Section 8.2 Management Fee..............................................53
   Section 8.3 Absence of Management Agent.................................53
   Section 8.4 Rights of Administrative Limited Partner....................53
ARTICLE 9 DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES; TAX CREDITS....54
   Section 9.1 Profits, Losses and Housing Tax Credits.....................54
   Section 9.2 Distribution and Application of Cash Flow and Sale or Refinancing
               Transaction Proceeds........................................59
ARTICLE 10 TRANSFER OF PARTNER INTERESTS...................................60
   Section 10.1 Assignment of Limited Partner Interests....................60
   Section 10.2 Substituted Partners; Admission............................61
   Section 10.3 Withdrawal.................................................61
ARTICLE 11 WITHDRAWAL OF GENERAL PARTNER; NEW GENERAL PARTNER..............62
   Section 11.1 Withdrawal.................................................62
   Section 11.2 Effect of Withdrawal; Election to Continue Business........63
   Section 11.3 Continuation of Partnership................................63
   Section 11.4 Special Removal Rights.....................................64
   Section 11.5 Additional General Partner.................................66
   Section 11.6 Amendment of Schedule and Agreement........................66
   Section 11.7 Survival of Liabilities....................................66
ARTICLE 12 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP..................66
   Section 12.1 Events Which Cause a Dissolution...........................66
   Section 12.2 Actions of Liquidating Agent Upon Dissolution..............67
   Section 12.3 Statements on Termination..................................67
   Section 12.4 Priority on Liquidation; Distribution of
                Non-Liquid Assets..........................................67
   Section 12.5 Orderly Liquidation........................................68
ARTICLE 13 ACCOUNTING, REPORTS, BOOKS AND BANK ACCOUNTS....................68
   Section 13.1 Bank Accounts..............................................68
   Section 13.2 Books of Account...........................................69
   Section 13.3 Reports....................................................69
   Section 13.4 Other Reports..............................................70
   Section 13.5 Tax Returns and Tax Treatment..............................70
   Section 13.6 Asset Management Fee.......................................71
ARTICLE 14 FOREIGN PARTNERS................................................71
   Section 14.1 Certification of Non-Foreign Status........................71
   Section 14.2 Withholding of Certain Amounts Attributable to Interests
                of Foreign Partners........................................72
ARTICLE 15 MISCELLANEOUS...................................................72
   Section 15.1 Law Governing..............................................72
   Section 15.2 Power of Attorney..........................................72
   Section 15.3 Counterparts...............................................73
   Section 15.4 Separability of Provisions.................................73
   Section 15.5 Address and Notice.........................................73
   Section 15.6 Computation of Time........................................74
   Section 15.7 Titles and Captions........................................74
   Section 15.8 Entire Agreement...........................................74
   Section 15.9 Agreement Binding..........................................74
   Section 15.10 Parties in Interest.......................................74
   Section 15.11 Amendments; Other Actions.................................75
   Section 15.12 Survival of Representations, Warranties and Agreements....75
   Section 15.13 Further Assurances........................................75
   Section 15.14 Remedies Cumulative.......................................75
   Section 15.15 Attorneys'Fees............................................75
   Section 15.16 Meetings..................................................75
   Section 15.17 Enforceability............................................76
EXHIBIT A -- LEGAL DESCRIPTION.............................................84
EXHIBIT B -- PERSONALTY....................................................85
EXHIBIT C -- COMPLETION CERTIFICATE........................................86
EXHIBIT D -- DUE DILIGENCE DOCUMENTS.......................................87
EXHIBIT E -- CERTIFICATE...................................................91
EXHIBIT F -- GUARANTY AGREEMENT............................................92
EXHIBIT G -- LOW INCOME HOUSING TAX CREDIT CERTIFICATE.....................99
EXHIBIT H -- LITIGATION...................................................106
EXHIBIT I -- SUPERVISORY MANAGEMENT AND INCENTIVE AGREEMENT...............107
EXHIBIT J -- PROJECT BUDGET...............................................110
EXHIBIT K -- PERMITTED ENCUMBRANCES.......................................111
EXHIBIT L -- TITLE INSURANCE REQUIREMENTS.................................112

                            MIDDLEBURY ELKHART, L.P.


                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP


         This  AMENDED  AND  RESTATED  AGREEMENT  OF  LIMITED  PARTNERSHIP  (the
"Agreement") of Middlebury Elkhart, L.P. an Indiana limited partnership (the "Partnership"), dated as of December 1, 1998 is by and among the parties set forth on the cover page of this Agreement.

W I T N E S S E T H:

         WHEREAS, the Partnership was formed as a limited partnership under the laws of the State of Indiana pursuant to an Agreement of Limited Partnership dated as of July 21, 1997 and the Original Certificate, and

         WHEREAS, (i) the Preexisting Limited Partners agreed to withdraw from the Partnership, (ii) the Investor Limited Partner, in exchange for the Investor Limited Partner Contribution, is to be admitted into the Partnership, and (iii) the Administrative Limited Partner, in exchange for its Capital Contribution, is to be admitted into the Partnership as the Administrative Limited Partner, all as of the Closing; and

         WHEREAS, the parties hereto desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Investor Limited Partner and the Administrative Limited Partner into the Partnership, (iii) the withdrawal of the Preexisting Limited Partners from the Partnership, (iv) the payment of the Investor Limited Partner Contribution by the Investor Limited Partner and the payment of a Capital Contribution by the Administrative Limited Partner to the Partnership, (v) the reallocation of Profits, Losses, credits and distributions of Cash Flow and other proceeds of the Partnership among the Partners, (vi) the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree that the Original Partnership Agreement is hereby amended and restated in its entirety to read as follows:

ARTICLE 1             DEFINED TERMS

         Capitalized terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article 1. Certain additional defined terms may be set forth elsewhere in this Agreement. Each definition or pronoun herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the context requires. Words such as "herein," "hereinafter," "hereof," "hereto" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

         "Accountants" means the firm so identified in the Schedule, or such other firm or firms of independent certified public accountants as may be selected by the General Partners with the Consent of the Administrative Limited Partner, which shall not be unreasonably withheld.

         "Actual Credit" means, as of any point in time, 99.9% of the total amount of the Housing Tax Credits reported and claimed by the Partnership as a whole on its federal information and income tax returns, as amended if applicable, and not disallowed by any Final Determination of the applicable taxing authority and actually available to the Limited Partners.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (i) Crediting to such Capital Account all amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                  (ii) Debiting from such Capital Account the items described in paragraphs (4), (5) and (6) of Section 1.704-1(b)(2)(ii)(d) of the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         "Administrative Limited Partner" means Alliant Tax Credit V, Inc., a Florida corporation, and its successors and assigns.

         "Affiliate" of a specified Person means (i) any Person directly or indirectly controlling, controlled by or under common control with the Person specified, (ii) any Person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of the Person specified, (iii) any officer, director, partner, trustee or member of the immediate family of the Person specified, (iv) if the Person specified is an officer, director, general partner or trustee, any corporation, partnership or trust for which that Person acts in that capacity or (v) any Person who is an officer, director, general partner, trustee or holder of 10% or more of the outstanding voting securities or beneficial interests of any Person described in clauses (i) through (iv). The term "control" (including the term "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time.

          "Apartment Complex" means, collectively, the Land, the Improvements and the Personalty.

         "Architect" means the firm so identified in the Schedule as the architect for the Apartment Complex, and its or his successors and assigns.

         "Asset Management Fee" means the annual fee payable by the Partnership to the Investor Limited Partner pursuant to Section 13.6.

         "Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (i) The initial Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the Partnership;

                  (ii) The Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partners, with the Consent of the Administrative Limited Partner (such Consent not to be unreasonably withheld), as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; and (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partners reasonably determine, with the Consent of the Administrative Limited Partner, that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (iii) The Asset Value of any Partnership asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution; and

                  (iv) The Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted bases of such assets pursuant to Section 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations and Section 9.1D(vii) hereof; provided, however, that Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent the General Partners determine, with the Consent of the Administrative Limited Partner (such Consent not to be unreasonably withheld), that an adjustment pursuant to subparagraph (ii) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

     If the Asset Value of any asset has been determined or adjusted pursuant to subparagraphs (i), (ii), or (iv) hereof, such Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         "Assignment"   means  a  valid  sale,   exchange,   transfer  or  other
disposition of all or any portion of an Interest.

         "Assignor" means a Partner who makes an Assignment and "Assignee" means a Person who receives an Assignment.

         "Bankruptcy" or "Bankrupt" means, with respect to any Partner, such Partner making an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding with respect to such Partner or any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to such Partner, or the appointment of a receiver, liquidator, custodian or trustee for such Partner or a substantial part of such Partner's assets and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 60 days; or the entry of an order for relief against such Partner under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

         "Bonds" means the bonds issued by the City of Elkhart, Indiana, denominated "City of Elkhart, Indiana Multifamily Housing Mortgage Revenue Refunding Bonds Series 1998 (GNMA Collateralized - Prairie Village Apartments Project)" in two subseries: (a) tax exempt first lien Series A Bonds in the principal amount of $2,380,000, and (b) taxable second lien Series B Bonds in the principal amount of $850,000, from the proceeds of both of which the Mortgage Loan will be made.

         "Break-Even" shall be deemed to have occurred in any month for which the Accountants have determined that the cash receipts from rents and other revenues of a recurring nature from operation of the Apartment Complex (excluding any tenant in a Tax Credit Apartment Unit who does not qualify as low income under the requirements of Section 42 of the Code and the Project Documents), together with any amounts actually received in such month from housing assistance payments under the National Housing Act of 1937 or equivalent government subsidy program, equal or exceed all operating obligations of the Partnership. All such operating obligations will be computed on the accrual basis of accounting and include, without limitation, payments of principal and interest due on any Mortgage Note and any other loans encumbering the Apartment Complex and all other indebtedness of the Partnership, real estate taxes, insurance premiums, accounting fees, mortgage insurance premiums (if any), management fees, reserves for repairs and replacements (which reserves to the extent not required by a Lender shall require the Consent of the Administrative Limited Partner), reserves which have been required by any Lender or any Credit Agency, reserves for all taxes or payments in lieu of taxes, capital expenditures to the extent not covered by insurance proceeds or releases from reserves, compliance monitoring fees charged by the Credit Agency or any other Governmental Agency relating to allocation of the Housing Tax Credits and any other expenses which were incurred during that period. Real estate taxes, insurance premiums, accounting fees and all material costs and expenses which are seasonal, including, but not limited to, fuel or other utility costs, shall be annualized so as to reflect on a monthly basis the average of expenses so incurred. With respect to tenants who have been granted rent concessions, rebates and other rental incentives, rental receipts shall be adjusted to reflect the average monthly rent over the term of such tenant's lease, with the concessions, rebates and other incentives being spread ratably over the term of the lease. Without limiting the generality of the foregoing, the Partnership's revenues for purposes of determining Break-Even shall not include Capital Contributions, tenant security deposits, the proceeds of Partnership borrowings or loans, interest or any other income earned on investment of Partnership funds, casualty insurance proceeds or Sale or Refinancing Transaction Proceeds, and the Partnership's operating obligations shall not include any obligations which are funded from such sources. Notwithstanding anything herein contained to the contrary, for purposes of determining whether the Partnership has attained Break-Even, in addition to the other items set forth above, real property taxes shall be included in operating obligations in an amount which reflects a full assessment of the Apartment Complex as fully completed.

         "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                  (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 9.1D, 9.1E and 9.1F hereof, and the amount of all Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner;

                  (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 9.1D, 9.1E or 9.1F hereof, and the amount of all liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership;

                  (iii) In the event all or a portion of an Interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest; and

                  (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) hereof, there shall be taken into account
         Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partners shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership or Partners) are computed in order to comply with such Regulations, the General Partners may make such modifications, provided that the Administrative Limited Partner shall Consent thereto (such Consent not to be unreasonably withheld) and it is not likely to have a material effect on the amounts distributable to any Partner pursuant to Sections 9.2 or 12.4 hereof upon the dissolution of the Partnership. The General Partners also shall, to the extent permitted by Section
1.704-1(b)(2)(iv)(q) of the Regulations and with the Consent of the Administrative Limited Partner, not to be unreasonably withheld, (i) make all adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners on the one hand and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, on the other hand, and (ii) make all appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Section 1.704-1(b) of the Regulations.

         "Capital Contribution" means the total amount of cash contributed to the Partnership by each Partner. Any reference in this Agreement to the Capital Contribution of a party which is a Partner shall include the contributions to the capital of the Partnership made by any predecessor in interest of such Partner.

         "Cash Expenditures" means all disbursements of cash determined on an accrual basis during the Fiscal Year (excluding distributions to Partners), including, without limitation, payment of operating expenses, payment of principal and interest of the Partnership's indebtedness (excluding payments of principal and interest of Voluntary Loans and Operating Loans), mortgage insurance premiums (if any), cost of repair, replacement and restoration of the Apartment Complex, amounts allocated to reserves by the General Partners with the Consent of the Administrative Limited Partner, and the payment of the fees set forth in Article 5 hereof. In addition, the net increase during the year in any escrow account or reserve maintained by or for the Partnership shall be considered a cash expenditure during the year so long as the increase is not the result of accrued interest earned on monies in escrow deposit. Cash Expenditures payable to Partners or Affiliates of Partners shall be paid after Cash Expenditures payable to third parties.

         "Cash Flow" means the excess of Cash Receipts over Cash Expenditures. Cash Flow shall be determined separately for each Fiscal Year or portion thereof.

         "Cash Receipts" means all cash receipts of the Partnership from whatever source derived, including, without limitation, cash from operations and from net insurance recoveries, but not including proceeds from title insurance recoveries, Sale or Refinancing Transaction Proceeds and Capital Contributions. In addition, the net reduction in any year in the amount of any escrow account or reserve maintained by or for the Partnership shall be considered a cash receipt of the Partnership for such year. Notwithstanding the foregoing, Cash Receipts received within 30 days prior to the close of a Fiscal Year and intended for use in meeting the Partnership's obligations (including the cost of acquiring assets or paying debts or expenses) in the subsequent Fiscal Year may, in the discretion of the Administrative Limited Partner, be deemed to be received in such subsequent Fiscal Year.

         "Certificate" means the Original Certificate or any other instrument filed in the Filing Office as the Certificate of Limited Partnership of the Partnership in accordance with the Uniform Act, as amended from time to time.

         "Class" means a specific class or grouping of Partners (i.e., the General Partners, the Investor Limited Partner or the Administrative Limited Partner).

         "Closing," "Closing Documents," and "Closing Date" are defined in
Section 3.9.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         "Completion" means the later of the date when (i) lien-free completion of 100% of the Construction pursuant to all federal, state and local law requirements and the approved Plans and Specifications in a good and workmanlike manner without any known defects in materials or workmanship, whether latent or otherwise, has taken place and the Architect has delivered the Completion Certificate to the Administrative Limited Partner and (ii) certificates of occupancy for all of the units in the Apartment Complex from any local government body or agency having jurisdiction have been obtained sufficient to permit lawful occupancy of such units with only "punch list" type items remaining to be completed. For purposes hereof, "lien-free completion" shall be deemed to have occurred notwithstanding the pendency of any lien claims, so long as such claims are bonded, insured over or a corresponding amount of funds is placed in escrow in a manner reasonably satisfactory to the Administrative Limited Partner by a bonding company or the issuer of the Title Policy.

         "Completion Date" means the date designated as such set forth in the Schedule.

         "Completion Certificate" means the form of completion certificate which is attached hereto as Exhibit C.

         "Compliance Period" shall have the meaning provided in Section 42(i)(1) of the Code.

         "Consent" of a specified Partner means the prior written consent or approval of such Partner.

         "Construction" means the construction or, if applicable as shown on the Schedule, the rehabilitation of the Improvements.

         "Construction Agreements" means the construction agreements for the Construction between the Partnership and the Contractor, as they may be amended from time to time, a true, complete and current list of which agreements is identified in the Schedule.

         "Contractor" means the licensed general contractor for the Apartment Complex identified in the Schedule, and its or his successors and assigns.

         "Cost Certification" means the date upon which the Investor Limited Partner shall have received the written certification of the Accountants, in a form and in substance satisfactory to the Administrative Limited Partner, as to the itemized amounts of the construction and development costs of the Apartment Complex and the "eligible basis" and "applicable percentage" (as defined in Section 42 of the Code) pertaining to each building in the Apartment Complex.

         "CPI Adjustment" means the ratio of (a) the Consumer Price Index most recently published prior to the specified date the CPI Adjustment is to be determined, divided by (b) the Consumer Price Index most recently published prior to the Closing Date. "Consumer Price Index" means the Consumer Price Index for All Urban Consumers, All Cities, for All Items (base 1982-84 = 100) published by the United States Bureau of Labor Statistics. In the event such index is not in existence when any determination relying on such index under this Agreement is to be made, the most comparable governmental index published in lieu thereof shall be substituted therefor.

         "Credit Agency" means (i) any applicable housing finance authority or other agency authorized to issue bonds or other evidence of indebtedness to finance residential housing development and (ii) the housing credit agency (as defined in Section 42(h)(7)(A) of the Code) of the State having jurisdiction over the Apartment Complex. To the extent applicable, Credit Agency shall also mean HUD or any other governmental body or agency having jurisdiction over the operations of the Apartment Complex.

         "Credit Allocation" means a final allocation for the Partnership of Housing Tax Credits pursuant to Section 42 of the Code in the amount set forth in the Schedule.

         "Credit Period" means, with respect to Housing Tax Credits attributable to a building, the period of ten taxable years beginning with the taxable year in which such building is placed in service or, at the election of the General Partners with the Consent of the Administrative Limited Partner, the succeeding taxable year, provided that such building is eligible for Housing Tax Credits as of the close of the first year of such period.

         "Credit Year" means the year for which the Credit Agency issued the Credit Allocation, as identified in the Schedule.

         "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such year or other period, except that if the Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Asset Value using any reasonable method selected by the General Partners, with the Consent of the Administrative Limited Partner.

         "Development Deficits" means all funds in excess of (a) the proceeds of the Mortgage Loan, (b) operating income of the Apartment Complex realized prior to funding of the Mortgage Loan, and (c) that portion or portions of the Investor Limited Partner Contribution payable at or prior to closing of the Mortgage Loan which are required to (i) complete the Construction, including paying all amounts due under and pursuant to the Construction Agreements, and any construction cost overruns and the cost of any change orders which have been approved by the Lender and which are not funded from proceeds of the Mortgage Loan, as applicable, but not including any portion of the Development Fee which may be deferred pursuant to the Development Services Agreement; (ii) achieve commencement of the Permanent Financing Phase, and satisfy any escrow deposit requirements which are conditions thereto, including, without limitation, any amounts necessary for local taxes, utilities, mortgage insurance premiums, casualty and liability insurance premiums and any additional reserves or insurance required under this Agreement, and any other amounts which are required pursuant to the Mortgage Loan; (iii) pay any applicable loan assessment fees, discounts or other expenses incurred by the Partnership as a result of the commencement of the Permanent Financing Phase; and (iv) pay any Operating Deficits incurred by the Partnership prior to Rental Achievement.

         "Development Fee" means the fee to be paid by the Partnership pursuant to the Development Services Agreement.

         "Development Services Agreement" means the agreement so described in the Schedule.

         "Draw Requests" means each request for disbursement made by the Partnership under the Loan Agreement, including all backup documentation accompanying such request, including at a minimum interim mechanics' lien waivers, contractors' and owners' sworn statements, and architects' certifications as to the stage of completion.

         "Due Diligence Documents" means the documents described in Exhibit D hereto, together with any additional documents provided to the Investor Limited Partners in connection with their review of the transaction reflected herein.

         "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2.

         "Filing Office" means the Secretary of State, the office in which certificates of limited partnership are properly filed under the Uniform Act as enacted in the State.

         "Final Determination" means (i) a decision of a court of competent jurisdiction from which no appeal (other than an appeal to the United States Supreme Court) is available or which is not appealed by the Partnership within 90 days, (ii) a binding agreement between the Partnership or the Investor Limited Partner or any other Partner (or any partner of the Investor Limited Partner) and the IRS with respect to such issue, or (iii) a final ruling or administrative determination by the IRS, from which no appeal is available or is not appealed by the Partnership within 90 days.

         "Fiscal Year" means the twelve-month period which begins on the first day of January and ends on the thirty-first day of December of each calendar year (or ends on the date of final dissolution for the year in which the Partnership is wound up and dissolved).

         "Foreign Partner" means a Partner who at the time of acquisition of such Partner's Interest is a Foreign Person.

         "Force Majeure" means strikes, acts of God, governmental restrictions, severe or unusual shortages of labor or materials, enemy action, riot, civil commotion, fire, unavoidable casualty, unusually severe or abnormal weather conditions or other causes beyond the reasonable control of a party. Lack of funds shall not be deemed a cause beyond the control of a party.

         "Foreign Person" means a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, within the meaning of Sections 897 and 1445 of the Code.

         "General Partners" means the parties so identified as such on the cover page of this Agreement, including, without limitation, such parties and any Person or Persons who, at the time of reference thereto, have been admitted as additional or successor General Partners. At any and all times where there is only one General Partner, the term "General Partners" shall mean such sole General Partner.

         "Governmental Agreements" means all agreements between the Partnership and any Credit Agency with respect to the Apartment Complex and relating to insuring, supplementing, subsidizing, endorsing or otherwise affecting the Mortgage Loan or the Apartment Complex or the Housing Tax Credits, and all such agreements with respect to bond financing secured by a Mortgage, including without limitation any regulatory agreement, Rental Assistance Contract, and all applications to and agreements with the Credit Agency with respect to Housing Tax Credits, as the same may be modified after the date of this Agreement with the Consent of the Administrative Limited Partner.

         "Guarantor" means Homes for America Holdings, Inc., a Nevada corporation.

         "Guaranty Agreement" means the Guaranty Agreement of even date with this Agreement pursuant to which the Guarantor has guaranteed for the benefit of the Investor Limited Partner the performance of certain specified obligations of the General Partners.

         "Housing Tax Credits"  means any  low-income  housing tax credits under
Section 42 of the Code.

         "HUD"  means  the  United  States   Department  of  Housing  and  Urban
Development, or any successor federal agency.

         "Improvements" means those certain 6 residential buildings containing 120 apartment units and the ancillary and appurtenant facilities located upon the Land or to be constructed or rehabilitated (as set forth in the Schedule) thereon pursuant to the Construction Agreements.

         "Initial Lease" means, with respect to each dwelling unit in the Apartment Complex, the lease entered into by the initial occupant thereof following the placement in service of the Apartment Complex following the allocation thereto of any Housing Tax Credits.

         "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including, without limitation, its interest in allocations of the Profits and Losses, distributions of Cash Flow, Sale or Refinancing Transaction Proceeds, its rights with respect to approvals and consents and its interest in its Capital Account and any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all terms and provisions of this Agreement.

         "Interest Rate" means a rate per annum (compounded annually on December 31 of each calendar year) equal to the greater of 12% or 2% over the Prime Rate, but in no event more than the maximum rate of interest permitted by law.

         "Investor Limited Partner" means Alliant Tax Credit Fund V Limited Partnership, a Massachusetts limited partnership, and its successors and assigns.

         "Investor Limited Partner Contribution" means the gross investment of the Investor Limited Partner in the Partnership as set forth in Article 3 hereof, plus any supplemental amounts paid in addition to that provided for in this Agreement, as the same may be reduced pursuant to the provisions hereof (including without limitation any adjustments or returns of Capital Contributions made pursuant to Section 3.8).

         "Involuntary   Withdrawal"  means,  as  to  any  General  Partner,  any
Withdrawal   caused  by   Bankruptcy,   death,   adjudication   of  insanity  or
incompetence.

         "IRS" means the Internal Revenue Service.

         "Land" means that certain parcel of real property owned by the Partnership on which the Improvements are or are to be located, which parcel is identified in Exhibit A hereto.

         "Lender" means any lender or lenders under any Mortgage Loan (as identified in the Schedule).

 .        "Limited   Partner"  means  either  or  both  of  the  Investor
Limited   Partner  and  the Administrative Limited Partner.

         "Liquidating Agent" means that Person conducting and supervising the liquidation of the Partnership in accordance with the terms of Section 12.2 hereof.

         "Loan  Agreement"  means  the  Loan  Agreement   entered  into  by  the
Partnership and the Lender pertaining to the Mortgage Loan.

         "Low Income Housing Tax Credit Certificate" means the certificate so designated in the form annexed hereto as Exhibit G, together with any updates or modifications thereof delivered in accordance with Sections 3.9B and 3.12B hereof.

         "Major Default" means the happening of any one of the events set forth under Section 11.4A hereof.

         "Majority in Interest" means with respect to each Class, those Partners holding more than one-half of the Interests held by such Class.

         "Management Agent" means the Person, approved by each Credit Agency (to the extent such approval is required) and Consented to by the Administrative Limited Partner, selected to provide management services to the Apartment Complex from time to time in accordance with Article 8 hereof.

         "Management Agreement" means the agreement between the Partnership and the Management Agent in connection with management of the Apartment Complex entered into pursuant to the authority granted by Article 8 hereof.

         "Mortgage" means any mortgage or deed of trust securing an indebtedness of the Partnership evidenced by a Mortgage Note and encumbering the Apartment Complex, as such indebtedness may be increased, decreased or refinanced in accordance with this Agreement and the Project Documents. Where the context permits, the term "Mortgage" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with a Mortgage Note which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent document, the term "Mortgage" shall refer to any such subsequent document. If the Apartment Complex is encumbered by more than one such document, all such documents shall be deemed collectively to be "the Mortgage."

         "Mortgage Loan" means the construction/permanent loan in the anticipated principal amount set forth in the Schedule to be made to the Partnership by the Lender identified in the Schedule at the Closing, which is to be (a) evidenced by a promissory note given by the Partnership to the Lender at the Closing, (b) secured by a first mortgage and other related security documents and financing statements, and (c) funded from the proceeds of the sale of the Bonds.

         "Mortgage Note" means any promissory note held by a Lender evidencing Mortgage Loan indebtedness.

         "Nonrecourse   Debt"  has  the  meaning  given  to  the  term
"nonrecourse   liability"  in Section 1.704-2(b)(3) of the Regulations.

         "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations. The amount of Nonrecourse Deductions for each Fiscal Year shall equal the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Debt that are allocable to an increase in Partnership Minimum Gain, determined in accordance with the provisions of Section 1.704-2(c) of the Regulations.

         "Occupancy" means lawful occupancy of apartment units in the Apartment Complex under leases (i) having a term of not less than six months, (ii) under which full rental payments have commenced at rental rates which are (in the case of the Tax Credit Apartment Units) consistent with the definition of "rent restricted unit" under Section 42(g)(2) of the Code, or at such lower rental rates as may be prescribed under any applicable restrictions contained in the Project Documents, but in no event at rates which are less than 90% of the maximum rents which can be charged to tenants of rent restricted units under
Section 42(g)(2) (unless any Project Document prescribes a lower rent, in which case at rates which are less than 90% of such lower rents), (iii) to tenants actually occupying the apartment unit and who (in the case of the Tax Credit Apartment Units) meet the income requirements of Section 42(g) of the Code and the Project Documents ("Qualified Tenants"), and (iv) on such other terms as are commercially reasonable and customary under residential apartment leasing practices observed in the area in which the Apartment Complex is located. An apartment unit shall not be considered "Occupied" unless and until each of the foregoing criteria has been complied with. A unit which was deemed Occupied and which is later vacated shall continue to be considered Occupied so long as it is held out for rent to Qualified Tenants and the next available unit is lawfully occupied at the same or lower rental rates to a Qualified Tenant. At the election of the Administrative Limited Partner, Occupancy may be certified by an internal audit or by independent accountants selected by the Administrative Limited Partner. "Occupancy" at a specified percentage means Occupancy of the specified percentage of the total number of apartment units in the Apartment Complex.

         "Operating Deficit" means, for any specified period of time, the amount by which the actual collected receipts on a cash basis (including government subsidies actually received during such period) by the Partnership of revenues from rental income and other related income (such as laundry machine revenue or similar amounts paid by tenants for goods or services) from the Apartment Complex, at the required low-income rates as provided in Section 42 of the Code and the Project Documents, is less than the amount necessary to meet all operating obligations of the Partnership (except for payment of the Asset Management Fee). Such operating obligations will be computed on the same basis and include those payments set forth under "Break-Even," above. Without limiting the generality of the foregoing, the Partnership's revenues for purposes of calculating any Operating Deficit shall not include tenant security deposits, interest or other income earned on Partnership funds, Capital Contributions, the proceeds of Partnership borrowings or loans, casualty insurance proceeds or Sale or Refinancing Transaction Proceeds, nor shall the Partnership's operating obligations include amounts paid from any of the foregoing sources.

         "Operating Deficit Guaranty Period" means the period described in the Schedule during which the General Partners is obligated to fund Operating Deficits.

         "Operating  Loans"  means  loans made to the  Partnership  pursuant  to
Section 5.9C hereof to fund Operating Deficits occurring during the Operating Deficit Guaranty Period, which loans do not bear interest and are repayable only as provided in Article 9.

         "Original Agreement" means the Agreement of Limited Partnership of the Partnership as the same may have been amended prior to the date hereof, as set forth in the Schedule.

         "Original Certificate" means the Certificate of Limited Partnership for the Partnership, as identified on the Schedule.

         "Original Partnership Agreement" means, collectively, the Original Certificate and the Original Agreement.

         "Partner" or "Partners" means any or all of the General Partners, the Administrative Limited Partner and the Investor Limited Partner.

         "Partner Information Schedule" means the schedule so designated which is annexed to this Agreement.

         "Partner Nonrecourse Debt" has the meaning set forth in Section 1.704-2(b)(4) of the Regulations.

         "Partner  Nonrecourse  Debt Minimum  Gain" has the meaning set forth in
Section 1.704-2(i)(2) of the Regulations and shall be determined in accordance with Section 1.704-2(i)(3) of the Regulations.

         "Partner Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(i)(2) of the Regulations. The amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Fiscal Year equals the excess, if any, of the net increase, if any, in the amount of Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt to the extent that such distributions are from the proceeds of such Partner Nonrecourse Debt which are allocable to an increase in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined according to the provisions of Section 1.704-2(i)(2) of the Regulations.

         "Partnership" means the limited partnership governed by this Agreement, as such Agreement may from time to time be amended or reconstituted.

         "Partnership  Minimum  Gain"  has  the  meaning  set  forth  in
Section 1.704-2(d)  of  the Regulations.

         "Permanent Financing Phase" means the period of time beginning on the last to occur of each of the following: (a) Completion; (b) satisfaction on a timely basis of all construction and development requirements pursuant to the Mortgage Loan; and (c) commencement of regularly scheduled monthly debt service payments amortizing the principal balance of the Mortgage Loan.

         "Permitted Encumbrances" is defined in Section 6.6.

         "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

         "Personalty" means, collectively, all fixtures, appliances and personal property required in connection with the use, operation and maintenance of the Improvements and all other property and rights more particularly described in Exhibit B attached hereto.

         "Plans and Specifications" means the plans and specifications for the Apartment Complex stamped with the seal of the Architect, which have received the Consent of the Administrative Limited Partner (including any change orders made in compliance with Section 5.5C).

         "Preexisting Limited Partners" means, collectively, all existing limited partners so identified on the cover page of this Agreement, who are hereby withdrawing from the Partnership simultaneously with the admission of the Investor Limited Partner as the sole limited partner therein. At any and all times where there is only one Preexisting Limited Partner, the term "Preexisting Limited Partners" shall mean such sole Preexisting Limited Partner.

         "Prime Rate" means the rate of interest publicly announced from time to time by The Chase Manhattan Bank, N.A., as its prime rate.

         "Profits" and "Losses" means, for each Fiscal Year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (and for this purpose all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code for such year or period shall be included in the determination of such taxable income or loss), with the following adjustments:

                  (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

                  (ii) Any expenditures of the Partnership described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

                  (iii) Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Asset Value;

                  (iv) In the event of a distribution of Partnership assets to a Partner (whether in connection with a liquidation or otherwise), or in the event the Asset Value of any Partnership asset is adjusted upon the acquisition of an additional interest in the Partnership, unrealized income, gain, loss and deduction inherent in such distributed or adjusted assets (not previously reflected in Capital Accounts) shall be allocated pursuant to Section 9.1 hereof as if there had been a taxable disposition of such distributed or adjusted assets at fair market value;

                  (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the definition of Depreciation herein; and

                  (vi) Notwithstanding any other provision of this definition of Profits and Losses, any items that are allocated pursuant to Sections 9.1D or 9.1E hereof shall not be taken into account in computing Profits or Losses.

         "Project Documents" means the Governmental  Agreements,  the Management
Agreement, the Mortgage, the Mortgage Note and other Mortgage Loan documentation, and any other document related to the financing, development, rehabilitation or operation of the Apartment Complex, as any such document may be amended from time to time.

         "Projected Credits" means Housing Tax Credits described in the Schedule, which the General Partners has projected to be the total amount of the Housing Tax Credits which will be allocated to the Investor Limited Partners by the Partnership, constituting 99.9% of the Housing Tax Credits which are projected to be available to the Partnership. The Projected Credits as of the date hereof are allocated to the following Fiscal Years in the following respective amounts (subject to adjustment if the Projected Credits are revised pursuant to Section 3.8B):

                                    1999:                     $33,230
                                    2000:                     $124,750
                                    2001 through 2008:        $129,330 per year
                                    2009:                     $100,680

         "Qualified Units" means those low-income apartment units in the Apartment Complex which meet the requirements of Section 42(i)(3) of the Code.

         "Regulations" means the Income Tax Regulations (whether temporary or final) promulgated under the Code as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Rental Achievement" means the date that all of the following conditions have been fulfilled: (i) commencement of the Permanent Financing Phase; (ii) all governmental approvals necessary for legal occupancy of all units in the Apartment Complex have been obtained; and (iii) 90% Occupancy (based solely on actual occupancy) of the Apartment Complex has occurred during each of three consecutive months (but no earlier than the three consecutive months immediately preceding the commencement of the Permanent Financing Phase), and which produces a cumulative debt service coverage ratio of 1.15 to 1.00 (the ratio of net income remaining after the subtraction of all operating expenses and reserve deposits, all such income, expenses and reserve deposits to be calculated on the same basis as provided in the calculation of Break Even).

         "Rental Assistance Contract" means the contract if any between the Partnership and HUD providing for annual rental subsidies for the Apartment Complex.

         "Revised Projected Credits" is defined in Section 3.8A.

         "Sale or Refinancing Transaction" means any of the following items or transactions not in the ordinary course of business: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of the Apartment Complex or any part thereof, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), the refinancing of any Mortgage Loan or other indebtedness of the Partnership and any similar item or transaction; provided, however, that neither distributions which are deemed returns of capital for federal income tax purposes nor the payment of Capital Contributions shall be included within the meaning of the term "Sale or Refinancing Transaction."

         "Sale or Refinancing Transaction Proceeds" means all cash receipts of the Partnership arising from a Sale or Refinancing Transaction (including principal and interest received on a debt obligation received as consideration, in whole or in part, on a Sale or Refinancing Transaction) less the following:
(i) the amount of cash paid or to be paid in connection with or as an expense of such Sale or Refinancing Transaction, and, with regard to damage recoveries or insurance or condemnation proceeds (other than for temporary loss of use), cash paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the affected property; and (ii) the amount necessary for the payment of all debts and obligations of the Partnership due upon the occurrence of the particular Sale or Refinancing Transaction.

         "Schedule" means the Schedule annexed hereto.

         "State" means the state in which the Apartment Complex is located.

         "Substituted Partner" means any transferee of an Interest who is admitted to the Partnership as a successor partner.

         "Tax Credit Apartment Units" means the 120 apartment units in the Apartment Complex which are to be occupied by tenants in a manner which will qualify such units for Housing Tax Credits and which will permit the Partnership to claim an "applicable fraction", pursuant to Section 42(c)(1)(B) of the Code with respect to the Housing Tax Credits, of 100%.

         "Tax Credit Percentage" is the percentage set forth in the Schedule.

         "Tax Credit Recapture Event" means an event, evidenced by a determination thereof by the Accountants or as a result of a Final Determination, which results in a recapture with respect to all or any portion of the Partnership's Housing Tax Credits under Section 42(j) of the Code or which results in a disallowance of any Housing Tax Credits previously claimed by the Partnership.

         "Tax Credit Shortfall" means any reduction in Housing Tax Credits allocable to the Limited Partners as a result of (a) Actual Credits being less than the Credit Allocation or the Projected Credit (or, if applicable, the Revised Projected Credits), or (b) as a result of a Tax Credit Recapture Event, evidenced by a determination thereof by the Accountants or as a result of a Final Determination.

         "Tax Credit Shortfall Payment" means any amounts payable by reason of the provisions of Section 3.8 hereof as a result of a Tax Credit Shortfall.

         "Tax Matters Partner" means the Partner designated from time to time as the Tax Matters Partner of the Partnership pursuant to Section 5.3B hereof.

         "Uniform Act" means the Uniform Limited Partnership Act, or its equivalent, as it may be adopted or amended from time to time by the State, or any successor statute governing the operation of limited partnerships.

         "United States Real Property Interest" means any direct or indirect interest in United States real property as defined in Section 897(c) of the Code and the Regulations promulgated thereunder.

         "Voluntary Loan" means a voluntary, unsecured interest-bearing loan by any Partner to the Partnership as described in Section 4.2 hereof.

         "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival form "Withdrawn") means, as to any General Partner, the occurrence of the death, adjudication of insanity or incompetence, Bankruptcy, dissolution or liquidation of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any Assignment of its Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any term of this Agreement.


ARTICLE 2         GENERAL

         Section 2.1      Continuation of the Partnership

         A. The Partnership shall be continued as a limited partnership pursuant to this Agreement. The name of the Partnership shall continue to be the name set forth at the beginning of this Agreement or such other name selected by the General Partners, with the Consent of the Administrative Limited Partner, as may be acceptable to the Filing Office.

         B. As soon after the execution of this Agreement as is practicable, the General Partners shall (if, to the extent and in the manner required under the Uniform Act) file this Agreement and/or a certificate related hereto in the Filing Office. The General Partners shall from time to time take all such other actions as may be deemed to be necessary or appropriate, including the preparation and filing of such amendments to this Agreement and any other certificate, document or instrument as may be required under the laws of the State, to (i) effectuate and permit the continuation of the Partnership as a limited partnership under the laws of the State, (ii) enable the Partnership to do business in the State, and (iii) protect the limited liability of the Limited Partners under the laws of the State. The Partners shall execute such certificates, documents and instruments and take such other action as may be necessary to enable the General Partners to fulfill their responsibilities under this Section 2.1B. The power of attorney granted in Section 15.2 hereof may be exercised by the Administrative Limited Partner to effect the provisions of this
Section 2.1B. In the event the General Partners fail to comply with this Section 2.1B, the Administrative Limited Partner is authorized to do so on behalf of the General Partners.

         Section 2.2       Principal Office

         The principal office of the Partnership shall be located at the location set forth in the Schedule. The General Partners may maintain such other offices on behalf of the Partnership in the State as it may from time to time deem advisable. The Partnership's books and records and other documents, agreements and information will be made available at its principal office in accordance with the Uniform Act. The principal office of the Partnership may be changed by the General Partners to any place in the continental United States, in which event prior written notice thereof shall be given by the General Partners to all the other Partners.

         Section 2.3       Principal Place of Business; Resident Agent

         The principal place of business of the Partnership shall be at the location of the Apartment Complex. The party so identified in the Schedule, at the aforementioned address, has been appointed the Partnership's resident agent for the service of process in the State.

         Section 2.4       Term

         The Partnership shall continue in full force and effect until the dissolution and termination of the Partnership pursuant to Article 12 hereof.

         Section 2.5       Purpose

         A. The specific business and purpose of the Partnership is investment in real property and the provision of low income housing through the construction, renovation, rehabilitation, operation (including conversion to cooperative or condominium form of ownership and the sale of apartment units, if permitted) and leasing of the Apartment Complex and any commercial space located therein, and in connection therewith, subject to and in accordance with the permission of each applicable Credit Agency and all Governmental Agreements, to make and perform contracts and other undertakings and to engage in any and all activities and transactions as may be necessary or advisable in connection therewith, including, but not limited to, the purchase, transfer, mortgage, pledge and exercise of all other rights, powers, privileges and other incidences of ownership with respect to the Apartment Complex and to borrow or raise money without limitation as to amount or manner and to carry on any and all activities related to any of the foregoing.

         B. In order to carry out its business and purpose under Section 2.5A hereof and subject to the limitations set forth elsewhere in this Agreement, the Partnership is hereby authorized to:

                  (i) Acquire, construct, renovate, rehabilitate, own, maintain and operate the Apartment Complex;

                  (ii) Mortgage, refinance, lease, transfer and exchange or otherwise convey and encumber, with the Mortgage Loan or otherwise with the Consent of the Administrative Limited Partner, the Apartment Complex (including conversion to cooperative or condominium form of ownership and the sale of apartment units) in furtherance of any and all of the objectives of the business of the Partnership;

                  (iii) Enter into, perform and carry out contracts of any kind necessary to, or in connection with or incidental to, the acquisition, renovation, rehabilitation, ownership, financing, maintenance and operation of the Apartment Complex, including, but not by way of limitation, any contracts with any Credit Agency which may be desirable or necessary to comply with the requirements of such Credit Agency, including any agreements relating to regulations or restrictions contained in any mortgages as to rents, sales, charges, capital structure, rate of return and methods of operation;

                  (iv) Rent dwelling units and commercial space, if any, therein from time to time in accordance with applicable federal, state and local regulations, in such a manner so as to qualify for the Housing Tax Credits, collect the rents therefrom, pay the expenses incurred in connection therewith, and distribute the net proceeds to the Partners, subject to any requirements which may be imposed by any Credit Agency; and

                  (v) Carry on any and all activities incidental and appropriate to effectuate the purposes of the Partnership.


ARTICLE 3           CAPITAL CONTRIBUTIONS; CLOSINGS; DEFAULT BY LIMITED PARTNER
                    -----------------------------------------------------------

         Section 3.1       General Partners

         The Capital Contribution of the General Partners is set forth in the Partner Information Schedule annexed hereto. In addition, if the Development Fee has not been paid in full by the tenth anniversary of the occurrence of Completion, the General Partners will make a loan within 10 days thereafter in an amount sufficient for payment of any unpaid balance of the Development Fee. Such loan shall bear no interest and shall be payable solely as provided in
Section 9.2 hereof

         Section 3.2       Withdrawal of Preexisting Limited Partners

         Each of the Preexisting Limited Partners hereby withdraws from the Partnership. Each of the Preexisting Limited Partners acknowledges that it has no further interest in the Partnership as of the Closing and shall be deemed to have withdrawn as a limited partner in the Partnership as of such date. The Preexisting Limited Partners shall have no further rights, liabilities, interests or obligations of a limited partner hereunder.

         Section 3.3       Admission of Administrative Limited Partner

         The Administrative Limited Partner is hereby admitted into the Partnership as of the Closing. Subject to compliance with the terms of this Agreement and all agreements related thereto, the Administrative Limited Partner shall be obligated to contribute $100 to the capital of the Partnership.

         Section 3.4       Admission of Limited Partners

         The Investor Limited Partner is hereby admitted into the Partnership as of the Closing. The Investor Limited Partner has, concurrently with the execution hereof, contributed the sum of $100 to the capital of the Partnership. Subject to compliance with the terms of this Agreement and all agreements related thereto, the Investor Limited Partner shall contribute further to the capital of the Partnership the Investor Limited Partner Contribution. Subject to
Section 3.12 hereof, the Investor Limited Partner Contribution shall be made in the following manner and amounts (subject to adjustment as described in Section
3.8 hereof):

                  A. $848,408 shall be payable upon the later to occur of (i) Closing, including, but not limited to, the receipt of all required federal, state and local governmental approvals concerning the Apartment Complex, the acquisition of the Interests by the Investor Limited Partner and the Administrative Limited Partner and (ii) commencement of funding of the Mortgage Loan on terms approved by the Administrative Limited Partner, which approval shall not be unreasonably withheld, with such funds to be used solely for site acquisition, development and rehabilitation costs; provided, however, that the Investor Limited Partner shall withhold $350,000 from the amount payable under this Paragraph A, and shall pay such withheld amount directly to the Lender on January 5, 1999 to fund reserves.

                  B. $212,098 shall be payable upon the last to occur of (i) satisfaction of all conditions precedent to the payment set forth in Paragraph A above, (ii) Completion by the Completion Date and delivery of a Completion Certificate in the form annexed hereto as Exhibit C executed by the Architect (including all commercial space, if any),
         (iii) issuance of certificates of occupancy for all units in the Apartment Complex after completion of rehabilitation thereof (if such certificates of occupancy are not final, then, to the extent of any "punchlist" construction items, the Investor Limited Partner shall withhold an amount equal to 125% of the cost reasonably estimated to complete such items, and such withheld funds shall be disbursed to the Partnership upon issuance of final certificates of occupancy), (iv) Cost Certification, (v) issuance of Forms 8609 for the entire Apartment Complex and computation of the internal rate of return as provided in
         Section 3.8A, and (vi) the attainment of Rental Achievement.

         Section 3.5       Treatment of Other Advances

         If any Partner or Affiliate shall advance funds to the Partnership other than the amount of its Capital Contribution, the amount of such advance shall not be considered a contribution to the capital of the Partnership. Unless otherwise expressly indicated to the contrary elsewhere in this Agreement, any such advance shall be considered a Voluntary Loan in accordance with Section 4.2 below.

         Section 3.6       Capital Accounts; Interest; Withdrawal

         No Partner shall have the right to demand a return of its Capital Contribution, except as otherwise provided in this Agreement. No Partner shall have priority over any other Partner, either as to return of its Capital Contribution or as to Profits, Losses or distributions, except as otherwise specifically provided in this Agreement. Except as specifically otherwise provided in this Agreement, no General Partner shall be personally liable for the return of the Investor Limited Partner Contribution, or any portion thereof, it being expressly understood that any such return shall be made solely from assets of the Partnership. No interest shall be paid on any Capital Account or Capital Contribution. No Partner shall have the right to demand or receive property other than cash for its Interest. Each of the Partners does hereby agree to, and does hereby, waive any right such Partner may otherwise have to cause any asset of the Partnership to be partitioned or to file a complaint or institute any proceeding at law or in equity seeking to have any such asset partitioned.

         Section 3.7       Liability of Limited Partners

         No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership, except as provided by law. Each Limited Partner shall be liable only to make its Capital Contribution as and when due under this Agreement and otherwise to comply with its obligations hereunder.

         Section 3.8       Tax Credit Protection; Adjustment of Interests

         A. It is intended that the Investor Limited Partner Contribution will be adjusted to an amount such that the internal rate of return ("IRR") to the Investor Limited Partner for its investment in the Partnership shall not fall below 10.0%. Accordingly, upon the issuance by the Credit Agency of Treasury Forms 8609 for all of the buildings comprising the Apartment Complex, the Investor shall compute its IRR based on the same assumptions and projections of the amount and timing of Capital Contributions paid by, and Housing Tax Credit and Partnership Profits and Losses allocable to, the Investor Limited Partner as applied at the Closing, but modified to reflect those events which (1) actually occurred between the Closing and the date of IRR computation and (2) any changes in future assumptions and projections which are reasonably appropriate based on information then available at the date of IRR computation (including, without limitation, any changed amount of Housing Tax Credit reflected on such Forms
8609). In the event such IRR computation results in an IRR of less than 10.0%, then the Investor Limited Partner Contribution shall be reduced, in the manner provided by Section 3.8D hereof, by a Tax Credit Shortfall Payment in an amount such that the IRR shall increase to 10.0% when computed after such Tax Credit Shortfall Payment is taken into account. After such Investor Limited Partner Contribution reduction has been determined, then no future installment thereof shall be payable any sooner than the specific date assumed in computing such IRR at 10.0%.


         B. If at any time the Accountants determine that, for any Fiscal Year or portion thereof during the Partnership's operation, by reason of any event other than an event described in Section 3.8A or 3.8C hereof, there is a Tax Credit Shortfall because the Actual Credit for such Fiscal Year or portion thereof is less than the Projected Credit, or the Revised Projected Credit, if applicable, for such Fiscal Year or portion thereof, for any reason, including, without limitation, a reduction in the Credit Allocation as set forth in Section 3.8A hereof, the Apartment Complex not being placed in service during the second calendar year after the Credit Year or the failure of the Partnership to operate the Apartment Complex so as to have 100% of the Tax Credit Apartment Units therein eligible for the Housing Tax Credits (but not including a change in law or a transfer by the Investor Limited Partner of its Interest or other action of the Investor Limited Partner), or upon the occurrence of a Tax Credit Recapture Event, the Investor Limited Partner Contribution shall be reduced, in the manner set forth in Section 3.8D, by a Tax Credit Shortfall Payment equal to the product of such Tax Credit Shortfall multiplied by the Tax Credit Percentage. In the case of a Tax Credit Recapture Event, the Tax Credit Shortfall Payment shall include all additions to the tax of the Limited Partners, and all penalties and interest assessed against the Limited Partners or any of their partners as a result of such occurrence..

         C. Notwithstanding the provisions of Section 3.8B, in the event that there is a Tax Credit Shortfall because the Actual Credits for 1999 or 2000 are less than the Projected Credits for such year (or if applicable the Revised Projected Credits for such year) solely by reason that the applicable fraction for such year with respect to any buildings in the Apartment Complex was, by reason of the application of Section 42(f)(2) of the Code, lower than projected in the Projected Credits (or Revised Projected Credits, if applicable), the Investor Limited Partner Contribution, shall be reduced, in the manner provided by Section 3.8D hereof, by a Tax Credit Shortfall Payment equal to the product of such Tax Credit Shortfall for such year multiplied by the Tax Credit Percentage. In the event that the Actual Credits for 1999 or 2000 are greater than the Projected Credits for such year (or if applicable the Revised Projected Credits for such year), giving rise to a "Credit Excess," then, at the Investor Limited Partner's option, (x) the Investor Limited Partner Contribution shall be increased proportionately by increasing pro rata the unpaid installments of the Investor Limited Partner Contribution by an amount equal to the Tax Credit Percentage multiplied by the Credit Excess for the year in question, and/or (y) the Interest of the Investor Limited Partner shall be reduced so that the Investor Limited Partner shall be in the same economic position as if the Housing Tax Credits had not increased; provided, however, that the foregoing option to reduce the Investor Limited Partner's Interest shall only be available if and to the extent that the Investor Limited Partner Contribution would, by reason of the increase in the Actual Credits, increase by more than 5% of the Investor Limited Partner Contribution set forth herein. Any adjustment in the Investor Limited Partner Contribution effectuated by this provision shall be made in accordance with Section 3.8D.

         D. Whenever in this Section 3.8 it is provided that the Investor Limited Partner Contribution shall be modified, each remaining installment of the Investor Limited Partner Contribution then outstanding shall be reduced or increased, pro rata, so that the aggregate contributions, when made, will total the new amount of the Investor Limited Partner Contribution. If the outstanding balance of the Investor Limited Partner Contribution has been reduced to zero by reason of the aforesaid adjustments to the Investor Limited Partner Contribution and/or payments previously made thereon or offsets applied thereto, then the General Partners shall immediately make a Capital Contribution to the Partnership in the amount owed to the Investor Limited Partner (including without limitation interest under Section 3.8E), from its own funds, and shall cause the Partnership to pay such amount to the Investor Limited Partner. Notwithstanding the foregoing, if and to the extent that a Tax Credit Shortfall arises by reason of an event not covered in Section 3.8A or Section 3.8C and is an event of non-compliance or an event which occurs after the end of the Operating Deficit Guaranty Period, any amounts which are not recoverable by a reduction of the Investor Limited Partner Contribution shall be recoverable only out of Cash Flow as provided in Section 9.2A, or, to the extent still unpaid, from Sale or Refinancing Transaction Proceeds as provided in Section 9.2B hereof.

         E. Any amount owing to the Partnership or the Investor Limited Partner under this Section 3.8 shall be increased by an amount equal to the Interest Rate from the date such amount is determined to be due until the date such payment is made.

         F. If all or a portion of the Investor Limited Partner Contribution is returned to it under this Section 3.8, the General Partners shall promptly file an amendment to this Agreement and/or the Certificate.

         Section 3.9       Closing

         A. The initial closing of the transactions contemplated hereunder (the "Closing") shall take place on the "Closing Date" designated in the Schedule.

         B. At the Closing and as a condition thereof, the following documents (collectively, the "Closing Documents"), all in form and substance reasonably satisfactory to the Investor Limited Partner, shall be delivered and/or executed by all necessary parties:

                  (i) a title insurance policy meeting the requirements of Exhibit L (the "Title Policy");

                  (ii) an opinion of the General Partners' counsel confirming such tax and corporate matters, and in such form, as the Investor Limited Partner or its counsel may reasonably request. Such opinion shall expressly permit reliance thereon by the Investor Limited Partner and counsel engaged by the Investor Limited Partner in connection with the admission of the Investor Limited Partner and the Administrative Limited Partner to the Partnership;

                  (iii) a certificate in the form of Exhibit E annexed hereto, duly executed by the General Partners;

                  (iv) a Development Services Agreement between the Partnership and the party described in the Schedule, as Developer, in form reasonably acceptable to the Investor Limited Partner, pursuant to which the Developer will be paid a Development Fee as described in the Schedule;

                  (v)      the Guaranty in the form of Exhibit F annexed hereto;

                  (vi) the Low Income Housing Tax Credit Certificate in the form of Exhibit G annexed hereto and the Low Income Housing Credit Allocation certification (Treasury Form 8609), if issued;

                  (vii) an ALTA survey certified to the Partnership, the Investor Limited Partner and the Administrative Limited Partner;

                  (viii) a true and correct copy of each Initial Lease existing as of the date of the Closing;

                  (ix) the written determinations of the issuer of the Bonds necessary to comply with Section 42(m)(2)(D) of the Code;

                  (x) a bonded construction contract in an amount approved by the Investor Limited Partner; and

                  (xi)     the Due Diligence Documents.

After the General Partners have delivered, or caused to be delivered, on behalf of itself and the Partnership, the Closing Documents, and so long as the representations and warranties referred to in Article 6 are in fact true and correct on the Closing Date and all other conditions set forth in Section 3.4A have been met, the Investor Limited Partner shall pay to the Partnership the initial installment of the Investor Limited Partner Contribution described in
Section 3.4A.

         Section 3.10      Satisfaction of Conditions

         If all conditions precedent to the Closing have not been satisfied on or before the Closing Date and the Closing Date has not been extended with the Consent of the Administrative Limited Partner after written request therefor by the General Partners, the Investor Limited Partner and the Administrative
Limited Partner shall be entitled to rescind and terminate all of their obligations under this Agreement and any documents or agreements executed pursuant hereto and to receive a refund of any sums which have previously been paid as a Investor Limited Partner Contribution to the General Partners or for the benefit of the Partnership. Upon the refund to the Limited Partners of the sums paid by them, the General Partners and the Partnership shall have not further obligation or liability to the Limited Partners; provided, however, that the General Partners shall indemnify the Limited Partners from any liability they may have incurred as a result of their participation in the Partnership. In the event that a General Partner has breached any covenant, representation or warranty, the Investor Limited Partner and the Administrative Limited Partner shall also be entitled to exercise all other rights and remedies which may arise as a result thereof.

         Section 3.11      Mortgage Loan Commitment

         The obligation of the Investor Limited Partner to make its Capital Contribution is further predicated on the General Partners having obtained the Mortgage Loan. At the Investor Limited Partner's election, any and all fees paid to the General Partners and their Affiliates from the Investor Limited Partner's Capital Contribution shall be returned to the Partnership and the transactions contemplated by this Agreement shall be rescinded if the General Partners are in default under this Section 3.11.

         Section 3.12      Subsequent Closing(s)

         A. There shall be subsequent closing(s) (individually referred to as a "Subsequent Closing") which shall be held 20 days after the respective date(s) on which all of the conditions precedent to the payment of each of the installments of the Capital Contribution referred to in Section 3.4B
(hereinafter referred to as a "Subsequent Closing Date"). It shall be a condition to the Investor Limited Partner's obligation for the installment of its Capital Contribution that there shall be no defaults under any of the Project Documents.

         B. At each Subsequent Closing and as a condition thereof, the General Partners on behalf of themselves and the Partnership shall deliver the following documents (collectively, the "Subsequent Closing Documents") to the Investor Limited Partner, all in form and substance reasonably satisfactory to the Investor Limited Partner:

                  (i) A date down certificate or endorsement to the Title Policy ("Bring Down Certificate"), dated as of such Subsequent Closing Date, at the Partnership's expense, insuring (in an amount equal to the sum of the Investor Limited Partner Contribution and the principal amount of the Mortgage Loan) the Partnership's ownership of the Apartment Complex, showing that the Apartment Complex is subject to no mortgage, deed of trust, lien, encumbrance, easement, covenant, restriction or charge other than the exceptions set forth on the Title Policy (and, if applicable, such other matters as may be approved by the Investor Limited Partner in writing);

                  (ii) A survey of the Apartment Complex (to the extent any conditions which would be disclosed by an updated survey have not been shown on the latest survey previously delivered);

                  (iii) A certificate of the General Partners, dated as of such Subsequent Closing Date, certifying on behalf of themselves and the Partnership that the warranties and representations set forth in
         Article 6 hereof continue to be true, correct and in force as of such date;

                  (iv) A "comfort letter" from the General Partners' counsel, stating that nothing has come to its attention which affects adversely the matters addressed in its opinion delivered at the Closing;

                  (v) An estoppel certificate from the holder of each Mortgage, dated no earlier than 30 days prior to such Subsequent Closing Date;

                  (vi) An updated (as of such Subsequent Closing Date) Low Income Housing Tax Credit Certificate, and the Low Income Housing
         Credit Allocation certification (Forms 8609), if not previously delivered;

                  (vii) An unaudited balance sheet of the Partnership, dated no earlier than 30 days prior to such Subsequent Closing Date, certified by the General Partners as true, complete and correct;

                  (viii) A true and correct copy of each Initial Lease executed after the Closing and each prior Subsequent Closing; and

                  (ix) Such other documents as the Investor Limited Partner determines are reasonably necessary to clarify any matter disclosed by the documents described above or a fact or circumstance which has the Investor Limited Partner has discovered and/or has occurred since the date of the Closing and is reasonably required to evidence the fulfillment of the conditions precedent for the portion of the Capital Contribution to be made at that time.

         In addition to the foregoing, at the Subsequent Closing it shall be an additional condition precedent to the payment of the Capital Contribution then due that the Investor Limited Partner and the Administrative Limited Partner receive a report from the construction consultant to the Investor Limited Partner that all design, site, construction and finishing work necessary for the completion of the Apartment Complex and any necessary utilities have been finished in a good and workmanlike manner, free from defects in design and construction and substantially in accordance with the Plans and Specifications. The consultant shall complete its inspection and report prior to the date which is 10 days after the date on which all of the other Subsequent Closing Documents for that Subsequent Closing have been delivered to the Investor Limited Partner as required under this Section 3.12. The Investor Limited Partner shall cause its consultant to deliver a copy of its report (or the pertinent portions thereof) promptly to the General Partners if there are any construction or other development items which the Investor Limited Partner claims are unsatisfactory based upon the findings in the report.

         The General Partners shall promptly notify the Administrative Limited Partner and the Investor Limited Partner if the General Partners become aware of the existence of any fact or circumstance which makes untrue or misleading in any material respect any of the statements or information contained in and/or covered by the Subsequent Closing Documents. As a condition to the delivery (as further described below) of the installment of the Investor Limited Partner Contribution due at a Subsequent Closing, the General Partners shall certify that none of them has any knowledge of any such fact or circumstance. After the General Partners has delivered or caused to be delivered on behalf of themselves and the Partnership the Subsequent Closing Documents (including, without limitation, the confirmation described in the immediately preceding sentence), and so long as (i) no General Partner has defaulted in any of its obligations under the terms of this Agreement or any other document executed by a General Partner pursuant to this Agreement, which default is continuing, and (ii) the warranties and representations referred to in Article 6 are in fact true and correct at such time, the Investor Limited Partner shall deliver at each Subsequent Closing for the account of the Partnership that portion of the Investor Limited Partner Contribution payable on the applicable Subsequent Closing Date.

         The Investor Limited Partner and/or the Administrative Limited Partner shall have twenty days with respect to the Subsequent Closing for the installment of the Capital Contribution described in Section 3.4B (such twenty days is hereinafter referred to as the "Response Period") after receipt of (A) a request from the General Partners for the payment of the Capital Contribution corresponding to such Subsequent Closing and (B) copies of what the General Partners believe to be all of the Subsequent Closing Documents required at such Subsequent Closing to send a notice (a "Deficiency Notice") to the General Partners stating the reasons why any of such Subsequent Closing Documents do not satisfy the requirements set forth above and/or that there is additional information reasonably required by Investor Limited Partner and/or the Administrative Limited Partner to verify the accuracy and/or completeness of such Subsequent Closing Documents. If a Deficiency Notice is sent to the General Partners and the General Partners respond, the Investor Limited Partner and/or the Administrative Limited Partner shall have five business days to approve the Subsequent Closing Documents and, if applicable, any supplemental or additional documentation and/or other information provided by or for the benefit of the General Partners. If the Investor Limited Partner or the Administrative Limited Partner fails to send a Deficiency Notice within the applicable Response Period, the Subsequent Closing Documents shall be deemed approved and the applicable Capital Contribution shall be due and payable within twenty days after the date on which Investor Limited Partner received such Subsequent Closing Documents and any supplemental or additional documentation and other information from the General Partners.

         Section 3.13      Payment

         The portion of the Investor Limited Partner Contribution due to be paid at the Closing or any Subsequent Closing shall be paid either by a cashier's check or by federal funds wired or otherwise transferred to a federally insured bank account of the Partnership, as directed by the Partnership by a written notice to the Investor Limited Partner at least three business days prior to the Closing or Subsequent Closing.

         Section 3.14      Additional Low Income Housing Tax Credit Certificates

         The General Partners shall deliver to the Investor Limited Partner an updated Low Income Housing Tax Credit Certificate dated as of the last day of the first taxable year of the Credit Period within 30 days after said date and at such other times as may be reasonably required by the Investor Limited Partner.

         Section 3.15      Loan Defaults

         If there is a default or if events which with notice or the passage of time, or both, would constitute a default, which events result in an acceleration of any Mortgage, the Investor Limited Partner shall have the right, in addition to any other remedies available to it hereunder or at law or equity, to terminate this Agreement, without any further liability, and to rescind this Agreement under Section 7.4.


ARTICLE 4    COMPLIANCE WITH CREDIT AGENCY REQUIREMENTS; PARTNERSHIP BORROWINGS

         Section 4.1       Credit Agency Requirements

         The following provisions shall apply at all times: (i) each of the provisions of this Agreement shall be subject to, and the General Partners covenant to act in accordance with, the Project Documents and all applicable federal, state, and local laws and regulations; (ii) such documents, laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successors and assigns;
(iii) upon any dissolution of the Partnership or any transfer of the Apartment Complex, no title or right to the possession and control of the Apartment Complex and no right to collect rent therefrom shall pass to any person who is not, or does not become, bound by the Governmental Agreements in a manner satisfactory to each Credit Agency; (iv) no amendment of this Agreement shall affect the rights of any Credit Agency under any of the Project Documents without the prior written consent of such Credit Agency; (v) any conveyance or transfer of title to all or any portion of the Apartment Complex required or permitted under this Agreement shall in all respects be subject to any and all conditions, approvals and other requirements of the rules and regulations of any Credit Agency applicable thereto; and (vi) the General Partners shall at no time do or cause to be done any act directly or indirectly affecting the Apartment Complex except with the prior approval or pursuant to the requirements of each Credit Agency and each Lender, if such approval is required. Specifically, without limiting the generality of the foregoing, the General Partners shall cause 120 apartment units to be held for persons whose income is below 50% of the area median income, and shall provide any home ownership incentive programs and any and all other programs, services and amenities described in its Housing Tax Credit application applicable to the Apartment Complex.

         Section 4.2       Loans

         All borrowings by the Partnership shall be subject to the terms of this Agreement, the Project Documents and applicable rules, regulations and directives of any Credit Agency. To the extent borrowings are permitted they may be made from any source, including any Partner or an Affiliate thereof; provided, however, that any borrowings from the General Partners or its Affiliates shall, except to the extent that such borrowings are required to be made by the Partnership hereunder, require the Consent of the Administrative Limited Partner. The Administrative Limited Partner and the Investor Limited Partner shall make loans to the Partnership only with the Consent of the General Partners. Except as may be otherwise specifically set forth in this Agreement, if any Partner or Affiliate thereof shall lend any monies to the Partnership, such loan shall be unsecured and the amount of any such loan shall not be an increase of such Partner's Capital Contribution nor affect in any way such Partner's share of the Profits and Losses or distributions of the Partnership. Any loan by a Partner or its Affiliate, other than an Operating Loan or a loan made pursuant to Section 3.1, shall be a "Voluntary Loan," shall bear interest per annum at a rate equal to the Interest Rate and shall be repayable as set forth in Article 9 hereof (to the extent permitted by each Credit Agency); provided, however, that any Voluntary Loan shall be made solely for the benefit of the Partnership. No Voluntary Loan by the General Partners or its Affiliates may be made to the Partnership in substitution of its obligation to make Operating Loans to the Partnership.


ARTICLE 5 RIGHTS, POWERS AND OBLIGATIONS OF THE GENERAL PARTNERS AND LIMITATIONS THEREON

         Section 5.1       Exercise of Management

         A. The overall management and control of the business, assets and affairs of the Partnership shall be vested in the General Partners and, subject to the specific limitations and restrictions set forth in this Article 5, the General Partners, in extension of and not in limitation of the powers given them by law, shall have full, exclusive and complete charge of the management of the business of the Partnership in accordance with its purpose stated in Section 2.5 hereof, except as otherwise set forth in this Agreement. Neither the Administrative Limited Partner nor the Investor Limited Partner shall take part in the management or control of the business of the Partnership or have authority to bind the Partnership.

         B. If at any time more than one Person constitutes the General Partners, then the General Partners shall act by vote of a all such Persons.

         C. Any General Partner, to the extent of its authorization, may from time to time, by an instrument in writing, delegate all or any of its powers or duties hereunder to another General Partner. Such writing shall fully authorize such other General Partner to act alone without requirement of any other act or signature of the delegating General Partner, to take any action of any type and to do anything and everything which the delegating General Partner may be authorized to take or do hereunder except insofar as said delegation may be limited to certain acts or activities; provided, however, that any such delegation shall not relieve the delegating General Partner of its obligations or liabilities under this Agreement.

         D. Each obligation of the General Partners under this Agreement shall be the joint and several obligation of each General Partner and each such obligation shall survive any withdrawal of a General Partner pursuant to Article 11 hereof.

         Section 5.2       Authority and Duties of General Partners

         A. Except as otherwise set forth in this Agreement, the General Partners are hereby fully authorized to take any action of any type and to do anything and everything which a general partner of a limited partnership organized under the Uniform Act may be authorized to take or do thereunder, and specifically, without limitation of such authority, to execute, sign, seal and deliver in the name and on behalf of the Partnership:

                  (i) Any note, mortgage or other instrument or document in connection with the Mortgage Loan or any Governmental Agreement, and all other agreements, contracts, certificates, instruments and documents required by any Credit Agency and/or any Lender in connection therewith or with the acquisition, improvement, operation or leasing of the Apartment Complex or otherwise required by any Credit Agency and/or any Lender;

                  (ii) Any deed, lease, mortgage note, bill of sale, contract or any other instrument purporting to convey or encumber the real or personal property of the Partnership;

                  (iii) Any rent supplement or leasing or other contract or agreement providing for public or non-public financial assistance, directly or indirectly, to tenants of the Apartment Complex;

                  (iv) Any and all agreements, contracts, documents, certificates and instruments whatsoever involving the acquisition, improvement, management, maintenance, leasing or operation of the Apartment Complex, including the employment of such Persons as may be necessary therefor; and

                  (v) Any and all instruments, agreements, contracts, certificates and documents requisite to carrying out the intention and purpose of this Agreement, including, without limitation, the filing of all business certificates, this Agreement and all amendments thereto, and documents required pursuant to the Project Documents or by any Credit Agency and/or any Lender in connection with any financing.

         B. Every contract, agreement, certificate, document or other instrument executed by a General Partner shall be conclusive evidence in favor of every Person relying thereon or claiming thereunder that, at the time of the delivery thereof, the Partnership was in existence; secondly, that this Agreement had not been terminated or canceled or amended in any manner so as to restrict such authority (except as shown in any instrument duly filed in the Filing Office); and thirdly, that the execution and delivery thereof was duly authorized by the General Partners. Any Person dealing with the Partnership or a General Partner may always rely on a certificate signed by a General Partner:

                  (i)      As to the identity of the Partners;

                  (ii) As to the existence or nonexistence of any fact or facts which constitute conditions precedent to acts by any General Partner or are in any other manner germane to the affairs of the Partnership;

                  (iii) As to who is authorized to execute and deliver any instrument, contract, agreement, certificate or document for the Partnership;

                  (iv) As to the authenticity of any copy of this Agreement and amendments thereto; or

                  (v) As to any act or failure to act by the Partnership or as to any other matter whatsoever involving the Partnership or the Apartment Complex.

         C. The Partners hereby consent to the exercise by the General Partners of the powers conferred on them by this Agreement.

         D. The General Partners shall devote to the Partnership such time as may be necessary for the proper performance of the duties of the General Partners. The General Partners shall have the fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control. The General Partners shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership. The signature of a General Partner shall be needed on any instrument, document or agreement to bind the Partnership, and third parties may rely fully on any such instrument, document or agreement signed by a General Partner. The General Partners are authorized and directed to:

                  (i) Take all action that may be necessary or appropriate to carry out the purposes of the Partnership as described in this Agreement;

                  (ii) Make inspections of the Apartment Complex and assure that the Apartment Complex is being properly maintained and necessary repairs are being made;

                  (iii) Prepare or cause to be prepared in conformity with good business practice all reports required to be furnished to the Partners or required by taxing bodies or other governmental agencies, including operations reports of the Apartment Complex and the financial statements and reports referred to in Section 7.3 hereof;

                  (iv) Cause the property of the Partnership at all times to be insured in a manner similar to other property of like kind in the same locality and in such amounts and on such terms as will fully and adequately protect the Partnership (provided that such insurance must be in an amount at least sufficient to repair and rebuild the Apartment Complex under the circumstances and in the manner described in Section
         5.12 hereof), including (if customary for properties in the vicinity of the Apartment Complex) wind insurance.

                  (v) Obtain and maintain in force or cause to be obtained and maintained in force Worker's Compensation Insurance and such other insurance as may be required by applicable law or governmental regulation;

                  (vi) Obtain and maintain in force or cause to be obtained and maintained in force adequate public liability insurance, the amount of coverage to be at least $2,000,000 per occurrence, together with any and all insurance required hereunder; and

                  (vii) Do all other things (subject to the restrictions contained herein) that may be necessary or desirable in order properly and efficiently to administer and carry on the affairs, assets and business of the Partnership, including, but not limited to, the execution of all conveyances, deeds, notes, mortgages and other documents.

Notwithstanding anything contained in this Agreement to the contrary, if the Administrative Limited Partner is able to obtain insurance coverage for the Partnership and the Apartment Complex described in subparagraphs (iv) and/or
(vi) above which is comparable in all material respects to the coverage proposed to be obtained by the General Partners, with companies having equivalent claims paying ability as those proposed by the General Partners and the premiums payable by the Partnership for such insurance coverage would not exceed the premiums payable for the insurance identified by the General Partners (or the Administrative Limited Partner or the Investor Limited Partner is willing to pay any excess), then, at the request of the Administrative Limited Partner, the General Partners shall obtain such insurance policies through the Administrative Limited Partner or its agent. At least 30 days prior to seeking to obtain any insurance coverage, the General Partners shall furnish the Administrative Limited Partner sufficient information to enable the Administrative Limited Partner to obtain proposals to provide such coverage.

         E. The General Partners shall cause the Apartment Complex to be constructed, operated and managed in such a manner that (i) the Apartment Complex complies with all Project Documents (including but not limited to those requiring the provision of such tenant services programs and amenities as described in the Partnership's Credit Application) and (ii) the Apartment Complex will be eligible to receive the full amount of the Projected Credit or the Revised Projected Credit, as applicable, with respect to 100% of the Tax Credit Apartment Units. To that end, the General Partners agree, without limitation, to make all elections necessary under Section 42 of the Code (including those requested by the Administrative Limited Partner) to allow the Partnership or its Partners to claim the Housing Tax Credits, to enter into the extended low-income housing commitment required by Section 42(h)(6) of the Code, and, if the Mortgage involves Bonds, to satisfy the requirements of Sections 42(m)(1)(D) and (2)(D) of the Code, to operate the Apartment Complex and cause the Management Agent to manage the Apartment Complex so as to comply with the requirements of Section 42 of the Code, including Sections 42(g) and (i)(3) of the Code, and to make all certifications required by Section 42(l) of the Code, and to operate the Apartment Complex at all times in compliance with the requirements of the Project Documents.

         F. The General Partners agree that they shall prepare or cause to be prepared an annual budget in connection with the operations of the Apartment Complex for the succeeding Fiscal Year of the Partnership and shall deliver the same to the Administrative Limited Partner not later than November 1 of the Fiscal Year preceding the Fiscal Year to which such budget relates. Such budget shall not be adopted until the Administrative Limited Partner shall have approved the same in writing; provided, however, if the Administrative Limited Partner has not approved the proposed annual budget within 20 days after the receipt thereof from the General Partners, such proposed annual budget shall be deemed approved by the Administrative Limited Partner. If the General Partners and the Administrative Limited Partner are unable to agree on a budget, then (i) the General Partners can operate the Partnership using the most current budget and (ii) the General Partners and the Administrative Limited Partner shall cooperate in good faith to resolve such dispute and, if unable to do so, submit the same to binding arbitration as expeditiously as practical. Notwithstanding anything to the contrary contained herein, the Partnership shall not make any expenditure of funds, or commit to make any such expenditure (other than in response to an emergency), except as provided for in an annual budget so approved by the Administrative Limited Partner or if such expenditure or commitment, individually and together with all of the other unapproved expenditures and commitments for such Fiscal Year, does not represent a material deviation from the annual budget approved for the previous Fiscal Year and is for a purpose consistent with the provisions of this Agreement.

         Section 5.3       Delegation of General Partner Authority; Tax Matters
                           Partner

         A. Each General Partner may delegate all or any of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under the supervision of the General Partners, perform any acts or services for the Partnership as the General Partners may approve and in accordance with the terms of this Agreement, provided, however, such delegation shall not relieve the General Partners of any of their obligations hereunder.

         B. All of the Partners hereby agree that the General Partner shall be the Tax Matters Partner pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership; provided, however, that if such General Partner shall withdraw from the Partnership, become Bankrupt or be dissolved, the Administrative Limited Partner shall thereafter be the Tax Matters Partner. The Tax Matters Partner shall promptly, after receipt thereof, provide to the Investor Limited Partner all notices and other communications received from or sent to the IRS. The Tax Matters Partner shall provide the Investor Limited Partner with reasonable notice of all meetings or conferences with the IRS, and the Investor Limited Partner shall have the right to attend all such meetings or conferences. The Investor Limited Partner shall have the right to require the Tax Matters Partner to commence a judicial action with respect to a federal income tax matter and to appeal any adverse determination of a judicial tribunal. Without the prior written Consent of the Investor Limited Partner, the Tax Matters Partner shall not (i) commence a judicial action (including filing a petition) as contemplated in Section 6226(a)(2) or 6228 of the Code with respect to a federal income tax matter or appeal any adverse determination of a judicial tribunal, or (ii) enter into a settlement agreement with the IRS which purports to bind the Investor Limited Partner;
(iii)  intervene in any action as  contemplated  in Section 6226(b) of the Code;
(iv) file any request contemplated in Section 6227(b) of the Code; or (v) enter into an agreement extending the period of limitations as contemplated in Section 6229(b)(1)(B) of the Code. The Partnership shall indemnify the Tax Matters Partner from and against any claim, liability and expense (including attorneys' fees) it may incur in connection with its duties as Tax Matters Partner.

         Section 5.4       Lease, Conveyance or Refinancing of Assets of the
                           Partnership

         A. Except as may be otherwise expressly provided in Section 4.1 hereof and elsewhere in this Agreement, the General Partners, with the approval of each Credit Agency (if required), are hereby authorized to sell, lease, exchange, refinance or otherwise transfer, convey or encumber all or substantially all of the assets of the Partnership; provided, however, that notwithstanding any other provision of this Agreement (other than Section 5.4B and Section 5.4C hereof), the terms of any such sale, exchange, refinancing or other transfer, conveyance or encumbrance must receive the Consent of the Administrative Limited Partner and the Consent of the Investor Limited Partner before such transaction is consummated, except that neither the Consent of the Administrative Limited Partner nor the Consent of the Investor Limited Partner shall be required for the leasing of apartment units to tenants or leases or concessions of facilities in the Apartment Complex in the normal course of operations.

         B. Notwithstanding any provision of this Agreement to the contrary, other than the requirements of Section 4.1 hereof, the Administrative Limited Partner shall have the right at any time after the end of the fourteenth year of the Compliance Period to require, by notice to the General Partners that the General Partners submit a written request (the "Termination of the Extended Use Notice") to the Credit Agency to find a person to acquire the Partnership's interest in the low-income portion of the Apartment Complex pursuant to the provisions of the extended low-income housing commitment agreement entered into by and between the Partnership and such Credit Agency (the "Extended Use Agreement") and in accordance with the provisions of Section 42(h)(6) of the Code, unless the Partnership has waived its right to do so. If the General Partners shall fail to submit the Termination of the Extended Use Notice within ten days of the Administrative Limited Partner's request therefor, then the Administrative Limited Partner shall have the right at any time thereafter to submit the Termination of the Extended Use Notice to such Credit Agency. If within one year of the Credit Agency's receipt of the Termination of the Extended Use Notice, the housing credit agency presents a "qualified contract", as said term is defined in Section 42(h)(6)(F) of the Code (hereinafter "Qualified Contract"), for the acquisition of the Apartment Complex, then the General Partners shall cause the Partnership promptly to sell the Apartment Complex in accordance with the terms of said Qualified Contract.

         C. Notwithstanding any provision of this Agreement to the contrary other than the requirements of Section 4.1, at any time after the later of: (i) the end of the Compliance Period, or (ii) the expiration of one year after the date upon which the Termination of the Extended Use Notice was submitted to the Credit Agency (if such Notice was delivered prior to the end of the Compliance Period), the Administrative Limited Partner shall have the right to require, by notice to the General Partners (the "Required Sale Notice"), that the General Partners promptly use commercially reasonable efforts to obtain a buyer for the Apartment Complex on the most favorable terms then obtainable. The General Partners shall submit the terms of any proposed sale to the Administrative Limited Partner and the Investor Limited Partner for their approval as provided in Section 5.4A hereof. If the General Partners shall fail to so obtain a buyer for the Apartment Complex within twelve months of the Required Sale Notice or if the Administrative Limited Partner and/or the Investor Limited Partner in its/their sole discretion shall withhold its/their Consent to any proposed sale to such buyer, then the Administrative Limited Partner shall have the right at any time thereafter to obtain a buyer for the Apartment Complex on terms most favorable then obtainable and otherwise acceptable to the Administrative Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Administrative Limited Partner). In the event that the Administrative Limited Partner so obtains a buyer, it shall notify the General Partners and the Investor Limited Partner in writing with respect to the terms and conditions of the proposed sale, and, provided the Investor Limited Partner approves, in its sole discretion, the terms of such sale, the General Partners shall cause the Partnership promptly to sell the Apartment Complex to such buyer. In the event that the Investor Limited Partner fails to approve any such sale proposed by the General Partners, the General Partners shall have the right to purchase the Interests of the Administrative Limited Partner and the Investor Limited Partner for a price equal to the greater of (i) the then fair market value of the Apartment Complex or (ii) the amount which they would have received (giving effect to reasonable estimates of closing costs which would have been incurred) in liquidation of the Partnership had such sale been consummated. In the event that the General Partners fail to exercise such right or, having exercised the same, to consummate the purchase of such Interests within 90 days after the disapproval by the Investor Limited Partner of the proposed sale, the Investor Limited Partner shall have the right to purchase the Interest of the General Partners for a price equal to the greater of (i) the then fair market value of the Apartment Complex or (ii) the amount it would have received (giving effect to reasonable estimates of closing costs which would have been incurred) in liquidation of the Partnership had the sale which was not approved been consummated.

         D. A sale of the Apartment Complex prior to the end of the Compliance Period may only take place with the Consent of the Administrative Limited Partner (which may be withheld in its sole discretion).

         Section 5.5       Restrictions on Authority

         Notwithstanding any other provisions of this Agreement:

         A. No General Partner shall have authority to perform any act in violation of any applicable law or regulation, the Project Documents or any agreement between the Partnership and any Credit Agency or any Lender, or to take any action which under the Uniform Act or this Agreement requires the approval, ratification or Consent of some or all of the Partners without first obtaining such approval, ratification or Consent, as the case may be.

         B. No General Partner shall have any authority to do any of the following acts on behalf of the Partnership, except with the Consent of the Administrative Limited Partner and the approval, to the extent required, of any Credit Agency and any Lender:

                  (i) Acquire any real or personal property (tangible or intangible) except to the extent approved in an approved annual budget;

                  (ii) Acquire, become personally liable on or in respect of, or guarantee, directly or indirectly (or allow any person related to any General Partner within the meaning of Section 752 of the Code to acquire, become liable on or guaranty), all or any portion of a Mortgage Note or a Mortgage or, except as otherwise contemplated herein or in the Development Services Agreement, any other indebtedness of the Partnership;

                  (iii) Pay any salary, fees or other compensation to a General Partner or its Affiliates, except as authorized by Section 5.7, or Articles 6 and 8 hereof, or as otherwise specifically provided for in this Agreement;

                  (iv) Sell all or any portion of the Apartment Complex or modify, prepay or refinance the Mortgage Loan or incur any indebtedness for borrowed money except in accordance with Section 5.4 hereof;

                  (v) Terminate the services of the Accountants or the Management Agent (the Consent of the Administrative Limited Partner shall not be unreasonably withheld) or amend or modify any Project Document;

                  (vi) Make any capital improvement to the Apartment Complex the aggregate value of which shall exceed $25,000 (or any other amount approved in an annual budget) in any Fiscal Year (other than in response to an emergency); or

                  (vii) make any election or take any other action which could result in the Partnership being taxed as an entity other than a partnership for federal income tax purposes.

         C. No General Partner shall have any authority to submit any Draw Request for Mortgage Loan proceeds to any Lender and/or approve any change order except with the Consent of the Administrative Limited Partner (which will not unreasonably be withheld), provided that Consent of the Administrative Limited Partner shall not be required for any change order where the addition or reduction to the total construction cost resulting from such change order plus any other change orders related to the same modification to the Plans and Specifications does not in total exceed $25,000. All Draw Requests payable from Capital Contributions shall be subject to the approval of the Administrative Limited Partner, which shall not unreasonably be withheld; provided, however, if the Administrative Limited Partner does not notify the General Partners within five calendar days after receipt of such request or proposed change order of the Administrative Limited Partner's disapproval, together with a reasonably detailed explanation of the reasons for such disapproval, then the request and/or change order shall be deemed approved.

         D. The Administrative Limited Partner will designate a representative for the review of all construction draw requests. No draw shall be obtained by the General Partners without the approval of such representative, which will not unreasonably be withheld or delayed.

         Section 5.6       Activities of Partners

         It is understood that each General Partner is and will be engaged in other activities and occupations unrelated to the Partnership, and each General Partner shall be required to devote only so much of its time as shall be necessary to the proper conduct of the affairs of the Partnership. Any Partner may engage in and have an interest in other business ventures of every nature and description, independently or with others, including, but not limited to, the ownership, financing, leasing, operating, construction, rehabilitation, renovation, improvement, management and development of real property whether or not such real property is directly or indirectly in competition with the Apartment Complex; provided, however, that nothing herein shall be construed to relieve a General Partner of any of its fiduciary obligations with respect to the management of the Apartment Complex. Neither the Partnership nor any other Partner shall have any rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, regardless of the location of such real property and whether or not such venture was presented to such Partner as a direct or indirect result of its connection with the Partnership or the Apartment Complex.

         Section 5.7       Dealing with Affiliates

         Without the prior written Consent of the Administrative Limited Partner, no General Partner may enter into, for, in the name of or on behalf of, the Partnership, agreements or contracts for performance of services for the Partnership as an independent contractor with itself or its Affiliates or pay compensation for and on account of any such services. The Administrative Limited Partner shall not withhold its Consent to any such contract so long as the same is not less favorable in any material respect than the Partnership could obtain from a non-Affiliate of the General Partners engaged in the business of providing the services sought from the Affiliate.

         Section 5.8       Indemnification and Liability of the Partners

         A. The Partnership, its receiver or its trustee, shall indemnify and hold harmless the Limited Partners, the General Partners and their Affiliates from any liability, loss or damage incurred by them by reason of any act performed or omitted to be performed by them on behalf of the Partnership, including costs and reasonable attorneys' fees (which attorneys' fees may be paid as incurred) and any amount expended in the settlement of any claim of liability, loss or damage; provided, however, that (i) if such liability, loss or damage arises out of any action or inaction of any Affiliate, such action or inaction must have occurred while such party was engaged in activities which could have been engaged in by the Limited Partners or the General Partners in its capacity as such; (ii) if such liability, loss or damage arises out of action or inaction of Limited Partners or the General Partners or their Affiliates, (a) such party(ies) must have reasonably determined, in good faith, that such course of conduct was in the best interests of the Partnership, and such party(ies) must have been acting on behalf of or performing services for the Partnership, and (b) such course of conduct must not have constituted fraud, gross negligence, misrepresentation, breach of any material provision of this Agreement or misconduct by such party(ies); and (iii) any such indemnification shall be recoverable only from the assets of the Partnership and not from the assets of any Partner. All judgments against the Partnership, the Limited Partners or the General Partners or their Affiliates, wherein such party(ies) is/are entitled to indemnification, must first be satisfied from Partnership assets before such party(ies) is/are responsible for these obligations; provided, however, that notwithstanding the foregoing, in no event shall the Partnership be required to sell the Apartment Complex, or any part thereof or any interest therein which would result in a loss or recapture of Housing Tax Credits to satisfy its indemnification obligation to the Limited Partners or the General Partners or their Affiliates. The Partnership shall not pay for any insurance covering liability of the Limited Partners or the General Partners or their Affiliates for actions or omissions for which indemnification is not permitted hereunder; provided, however, that nothing contained herein shall preclude the Partnership from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any person owning comparable assets and engaged in similar business, or from naming such party(ies) as additional insured parties thereunder, if such addition does not add to the premiums payable by the Partnership. Nothing contained herein shall constitute a waiver by a Limited Partner of any right which it may have against any party under federal or state securities laws nor a waiver of the fiduciary duty owed to it by the General Partners or their Affiliates under common law. The provision of advances from the Partnership to the Limited Partners or the General Partners or their Affiliates for legal expenses and other costs incurred as a result of a legal action potentially subject to indemnification is permissible if the following three conditions are satisfied: (x) the legal action relates to the performance of duties or services by such indemnified party(ies) on behalf of the Partnership; (y) the legal action is initiated by a third party who is not a Partner or an Affiliate; and (z) such indemnified party(ies) undertake in writing to repay to the Partnership the funds so advanced in cases in which they would not be entitled to indemnification hereunder, together with interest at the Interest Rate. Notwithstanding anything to the contrary contained herein, in no event shall any indemnity under this Section 5.8A be applicable to any expenditure or obligation of the Limited Partners or the General Partners or their Affiliates which is the subject of a separate obligation to or agreement with the Partnership or the Limited Partners by such party(ies).

         B. Notwithstanding the provisions of Section 5.8A hereof, the General Partners and their Affiliates shall not be indemnified or held harmless from any liability, loss or damage incurred by them in connection with, and shall indemnify and hold harmless the Partnership and the other Partners from and against any liability, loss or damage incurred by them by reason of, (i) any liability of such party arising under this Agreement or any agreement entered into pursuant to this Agreement or the Development Services Agreement or any certificate or other document delivered pursuant hereto which is attributable to the breach of any representation, warranty or covenant set forth therein; or
(ii) any claim or settlement involving allegations that federal or state securities laws associated with the offer and sale of an Interest were violated by such party(ies) unless: (a) the indemnitee is successful in defending such action on the merits of each count involving securities laws violations and such indemnification is specifically approved by a court of competent jurisdiction;
(b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction and the court specifically approves such indemnification; or (c) a court of competent jurisdiction approves a settlement of the claims against the entity seeking indemnification involving securities law violations and specifically finds that indemnification of the settlement and related costs should be made. Any person seeking indemnification shall apprise the court as to the current position of the Securities and Exchange Commission and other applicable state securities administrators regarding indemnification for violations of securities law.

         Section 5.9 Construction of the Apartment Complex; Development Deficits; Rental Achievement; Operating Deficits

         A. The General Partners shall perform all functions necessary or advisable for the Construction and guarantee Completion on or before the Completion Date set forth in the Schedule. In the event that the Administrative Limited Partner shall give notice to the General Partners that the Administrative Limited Partner has reasonably determined that Completion is unlikely to occur by the Completion Date, then on the 30th day following the date on which such notice is given the General Partners shall be in default hereunder unless, within said 30-day period, the General Partners shall have taken all steps necessary to assure, to the reasonable satisfaction of the Administrative Limited Partner, that Completion will in fact occur by the Completion Date.

         B. The General Partners covenant that they will pay any Development Deficit. Development Deficits shall be funded first from any Net Cash Flow arising through Completion after paying operating obligations and thereafter any payments required pursuant to this Section 5.9B shall be made and funded on a current basis in fulfillment of the obligations of the General Partners to the Partnership, the Investor Limited Partner, and the Administrative Limited Partner, and shall be deemed a capital contribution to the Partnership by the General Partners. Notwithstanding the foregoing, the General Partners shall be entitled to advance sums for completion of Construction and shall be entitled to the repayment of such advances to the extent that there are proceeds of the Mortgage Loan or Investor Limited Partner Contributions available, after paying all other obligations of the Partnership incurred in connection with such Construction and the establishment of all required reserves or escrow accounts under the Project Documents, to repay such advances. Any such advances which are not so repaid shall be deemed a capital contribution by the General Partners.

         C. The General Partners hereby covenant to lend to the Partnership any amounts required to fund Operating Deficits incurred by the Partnership during the Operating Deficit Guaranty Period and not obtainable from the Operating Deficit Reserve Account described in Section 5.9D. Any loans required pursuant to this Paragraph C shall be made and funded by the General Partners when the operating obligations of the Partnership giving rise to the Operating Deficit are due (or, if no due date is specified, by the earlier of (a) the end of the calendar year in which incurred, or (b) within 30 days after presentation of each invoice to the Partnership) in fulfillment of the obligations of the General Partners to the Partnership, the Investor Limited Partner and the Administrative Limited Partner. In the event payments due hereunder are not paid by the General Partners within ten days, the Partnership, the Investor Limited Partner and/or the Administrative Limited Partner (the "Advancing Party"), has the right but not the obligation, to advance any such amounts required to be paid by the General Partners (provided that no such advance shall be deemed to cure the default by the General Partners in making such payment). Such advances shall at the election of the Advancing Party be deemed a loan to the General Partners and, in addition to all other rights and remedies available to the Advancing Party, the General Partners shall reimburse the Advancing Party the full amount of such funds advanced by it plus interest in such amount from the date so advanced at the rate per annum equal to the Interest Rate. In the event there is any Cash Flow and/or Sale or Refinancing Transaction Proceeds which would otherwise be payable to the General Partners pursuant to Sections 9.2A or
Section 9.2B hereof, the Partnership shall first apply such funds to any unpaid amounts owed the Administrative Limited Partner and/or the Investor Limited Partner as the Advancing Party hereunder.

         D. The General Partners shall establish and at all times maintain an operating deficit reserve (the "Operating Deficit Reserve Account") in the amount of $120,000, which shall be funded from Bond proceeds. The Operating Deficit Reserve Account shall be held by the lender of the Mortgage Loan, in accordance with terms and conditions of the Mortgage Loan Commitment, as the same exists as of the date hereof.

         E. On the Closing Date, the General Partners agree to cause the Partnership to fund, in a separate Partnership bank account, a repair and replacement reserve in the amount of $200,000 and the General Partners agree cause the Partnership to deposit $12,948 annually thereafter into such account. At all times, the balance of the account shall remain in excess of $60,000. The General Partners shall be entitled to withdraw funds from such account to effectuate repairs and personal property replacements required from time to time; provided, however, that the Administrative Limited Partner shall approve, which approval shall not be unreasonably withheld, any expenditures in excess of $10,000 from such account, either in an approved annual budget for the Apartment Complex or, if not so approved, upon the request of the General Partners; provided, however, if the Administrative Limited Partner has not approved or disapproved of the proposed expenditure within 5 calendar days after the receipt thereof from the General Partners, such proposed expenditure shall be deemed approved by the Administrative Limited Partner.

         Section 5.10      Supervisory and Incentive Management Agreement

         The Partnership has entered into a Supervisory and Incentive Management Agreement in the form attached hereto as Exhibit I, with the General Partners or an Affiliate thereof of even date herewith for services in managing the business of the Partnership for the period from the date hereof throughout the term of the Partnership. Payment of fees pursuant to the Supervisory and Incentive Management Agreement shall be in accordance with any applicable requirements of the Mortgage Loan.

         Section 5.11      Additional Covenants of General Partners

         The General Partners shall permit the Administrative Limited Partner, the Investor Limited Partner and their respective representatives, upon reasonable prior notice, to have access to the Apartment Complex at all reasonable times during normal business hours and to examine all agreements and plans and specifications and shall deliver copies and such reports as may reasonably be required by the Administrative Limited Partner. The General Partners shall promptly provide the Administrative Limited Partner and the Investor Limited Partner with copies of all correspondence, notices and reports sent pursuant to and received under the Project Documents or from any Credit Agency with respect to the Apartment Complex, together with copies of all other correspondence which a prudent investor would wish to examine in connection with a similar transaction.

         Section 5.12      Obligation to Repair and Rebuild Apartment Complex

         With the approval of any Lender and any Credit Agency, if such approval is required, and the Administrative Limited Partner, all insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Complex will be utilized to repair and rebuild the Apartment Complex in accordance with Section 42(j)(4)(E) of the Code and to the extent required by any Lender and any Credit Agency. The General Partner shall have no obligation to furnish any funds to the Partnership to accomplish such repair and rebuilding except to the extent that such insurance proceeds are insufficient due to the failure of the General Partner to maintain insurance policies for the Partnership in compliance with the requirements of this Agreement.


ARTICLE 6         REPRESENTATIONS AND WARRANTIES

         As a material inducement to the Investor Limited Partner's and the Administrative Limited Partner's entering into this Agreement, the General Partners hereby represent and warrant that the following are true and correct on the date hereof and will be true and correct as of the Closing Date and each Subsequent Closing Date:

         Section 6.1       Organization and Authorization

         A. Organization of the Partnership. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws governing limited partnerships, as adopted in the state of its formation. The Partnership has taken all requisite action in order to conduct lawfully its business in the state in which the Apartment Complex is situated, and is not qualified or licensed to do business and is not required to be so qualified or licensed in any other jurisdiction. The Partnership has the full power and authority to carry on its business, including without limitation, to own, lease, develop and operate the Apartment Complex, and the properties and assets to be acquired, or now owned or operated by the Partnership and has full power and authority to enter into this Agreement and any other agreement, document or instrument contemplated under this Agreement. The Partnership has complied with all recording, filing and other requirements with the proper authorities necessary to establish and maintain the limited liability of the Limited Partners. The filing or recordation of an amendment to the Original Certificate shall not affect the validity of the organization, formation or qualification of the Partnership, or its right to transact business as a limited partnership in any jurisdiction.

         B. Partnership Agreement. The General Partners have previously provided a true, complete and current copy of the Original Partnership Agreement to the Investor Limited Partner which reflects all agreements among the current Partners of the Partnership pertaining to the subject matter of the Partnership. The Original Partnership Agreement has not been altered or amended except as expressly disclosed in writing, and is in full force and effect. There are no oral modifications, amendments or waivers by or among any of the Partners pertaining to the subject matter of the Original Partnership Agreement.

         C. Due Authorization. The execution and delivery of this Agreement and each of the other documents and agreements described in or contemplated by this Agreement by the General Partners, the Preexisting Limited Partners and the Partnership, as appropriate, and the performance of the transactions contemplated by each of such documents have been duly authorized by all requisite corporate and/or partnership actions and proceedings, and will not violate or result in a breach of, or default under, any instrument or agreement to which the any General Partner, Preexisting Limited Partner or the Partnership is a party or is bound or to which their respective properties are subject, or any law, administrative rule, regulation or decree of any court, governmental body or administrative agency applicable to any of them or their respective properties. The Preexisting Limited Partners, as of the Closing Date (but not any Subsequent Closing Date), are the only limited partners of the Partnership and together with the General Partners are the only Partners of the Partnership. The documents used or to be used to solicit the Consent of the Preexisting Limited Partners do not and will not contain a misstatement of a material fact or omit to state a material fact required to be so stated therein in order to make the statements therein not misleading. If any General Partner or Preexisting Limited Partner is a corporation or partnership, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in the state where the Apartment Complex is located, with power to enter into this Agreement and to consummate the transactions contemplated hereby.

         D. Enforceability. As of the Closing Date and each Subsequent Closing Date, this Agreement and each of the other documents and agreements described in or contemplated by this Agreement are binding upon and enforceable against the Partnership and each of the General Partners and the Preexisting Limited Partners, as appropriate, in accordance with their respective terms.

         Section 6.2       Consents Required

         Except as set forth in this Agreement, no consent, approval, or authorization of, or registration or declaration with, any federal, state or local governmental agency, authority or body is required in connection with the execution of this Agreement or any other agreement, instrument or document contemplated under this Agreement.

         Section 6.3       Liens, Pledges or Encumbrances

         The Interests are not subject to any lien, pledge or encumbrance of any nature whatsoever and the Investor Limited Partner and the Administrative Limited Partner shall acquire the same free of any rights or claims thereto by any other party.

         Section 6.4       Litigation

         Except as set forth in Exhibit H, there is no litigation, action, proceeding, investigation or claim pending or, to the best of the General Partners' knowledge, threatened against or involving the Apartment Complex, the Partnership or any of the General Partners, or to the best of the General Partners' knowledge, after due inquiry, the Preexisting Limited Partners' interests in the Partnership, or which questions the validity of this Agreement or any instrument, document or agreement contemplated under this Agreement, and, to the best of each General Partner's knowledge, after due inquiry, there is no fact or circumstance which could give rise to any such litigation, action, proceeding, investigation or claim. The Partnership does not have any liability or obligation that is not disclosed in this Agreement or any Exhibit or Schedule attached hereto and which was not incurred in the ordinary course of business. No statutory or other lien, other than liens arising out of construction of the Improvements or for taxes not yet due and payable, exists with respect to the Partnership, the Apartment Complex, or the General Partners or any property of any of the foregoing. None of the General Partners or the Partnership have received any notice of taking, condemnation, betterment or assessment, actual or proposed, with respect to the Apartment Complex; no such taking, condemnation, betterment or assessment has occurred; and none of the General Partners have any reason to believe that any such taking, condemnation, betterment or assessment has been proposed or is under consideration.

         Section 6.5       Agreements Affecting the Apartment Complex

         A. Agreements Affecting Ownership or Operation. There is no contract or agreement, written or oral, affecting the ownership or operation of the Apartment Complex other than the Project Documents, the Construction Agreements, the Mortgage Note, Mortgage and related documents evidencing the Mortgage Loan and the Governmental Agreements, including without limitation the Extended Use Agreement to be recorded in accordance with the requirements of Section 42 of the Code; no party to any of such contract or agreement is (or, with notice or the passage of time or both, would be) in default thereunder and all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied by the date hereof have been satisfied. Except for certain provisions of the documents evidencing the Mortgage Loan, there is no contract or agreement, written or oral, which would prohibit the prepayment of the Mortgage Loan or restrict the refinancing, sale or other disposition of the Apartment Complex. Except for the Management Agent and the developer under the Development Services Agreement, no Affiliate of any General Partner is a party to any contract or agreement with the Partnership.

         B. Default or Acceleration of Obligations. No event of default by the Partnership has occurred and is continuing under a Mortgage, or any other agreement, instrument or document to which the Partnership or any Affiliate of any General Partner is a party or by which the Apartment Complex is bound and, to the best knowledge of the General Partners, after due inquiry, there is no default by the Partnership or any Affiliate of any General Partner or state of facts or events which with notice or the passage of time, or both, would constitute a default under a Mortgage or under any other agreement or document to which the Partnership is a party or otherwise bound, directly or indirectly. The execution and delivery of this Agreement and the other agreements, instruments and documents contemplated under this Agreement, and the performance of the transactions contemplated thereby, will not permit any party to any Mortgage Loan or any other obligation evidenced as an exception in the Title Policy or any Bring Down Certificate to accelerate the payment thereof, to declare a default (or declare a default after giving notice or the passage of time or both), to require payment of any penalty or other charge, to alter, modify or amend any term thereof, or to impose any other requirement, restriction or charge of any kind on the Apartment Complex or the Partnership or any Partner therein.

         C. Mortgage Loan. The General Partners have heretofore provided to the Investor Limited Partner true, complete and current copies of the documents constituting the Mortgage Loan described in the Schedule; the Schedule contains a true and accurate description of the Mortgage Loan; all payments and other charges due and payable under the Mortgage Loan to date have been paid. The entire indebtedness intended to be secured by the Mortgage Loan has been or will be advanced and utilized for the purposes set forth therein.

         D. Agreements Regarding Interests in the Partnership. None of the Partnership, the General Partners, the Apartment Complex or, to the best of the General Partners' knowledge, after due inquiry, the Preexisting Limited Partners, is subject to any outstanding agreement with any third party pursuant to which any such party has or may acquire any interest in the Apartment Complex (other than by virtue of foreclosure of a lien securing the Mortgage Loan), in any General Partner or in the Partnership.

         E. Budget and Construction Agreements. Annexed hereto as Exhibit J is a true, complete and current copy of the budget for the construction of the Improvements and the furnishing of all Personalty (the "Construction Budget"). True, complete and current copies of all documents constituting the Construction Agreements have been previously provided to the Investor Limited Partner and a current list of such documents is set forth in the Schedule. The Construction Agreements include a completion bond in favor of the Partnership insuring
Completion in accordance with the Construction Budget. The Partnership has sufficient funds available to it, from the proceeds of the Investor Limited Partner Contribution due prior to Completion and the proceeds of the Mortgage Loan, to complete the Construction in accordance with the Budget and to pay all obligations of the Partnership anticipated to be incurred through Completion.

         F. Development Services. The Partnership has entered into the Development Services Agreement with Homes for America Holdings, Inc. as developer pursuant to which such developer will perform various development services in connection with the acquisition of the Apartment Complex and the construction thereof, and the Development Services Agreement is in full force and effect. In light of their experience in real estate matters and the acquisition and development of real property, the General Partners believe and represent that each of the fees set forth in the Development Services Agreement constitutes reasonable compensation for the services for which such fee is payable.

         Section 6.6       Other Matters Affecting the Apartment Complex.

         A. Title to the Apartment Complex. The Partnership has, prior to the admission of the Investor Limited Partner into the Partnership, and thereafter will continue to have, good and clear record, marketable, insurable and indefeasible fee simple title to the Apartment Complex, free from all easements, rights-of-way, liens, security interests, encumbrances, defects, purchase options, rights of first refusal and other title exceptions of any kind, except for the exceptions (the "Permitted Encumbrances") attached hereto as Exhibit K and the Mortgage Loan. Except for the Apartment Complex, the Housing Tax Credits, and the contractual rights referred to herein, the Partnership owns no other property, tangible or intangible, real or personal. Except as set forth in the Title Policy, all real estate taxes, personal property taxes, assessments, water and sewer charges and other municipal charges relating to the Apartment Complex, to the extent due and owing, have been paid in full.

         B. Insurance. The amount of insurance which will be maintained by the Partnership against a casualty loss (as defined in Section 42(j)(4)(E) of the Code) with respect to the Apartment Complex will be sufficient to permit full replacement of the Apartment Complex within a reasonable period of time following any such casualty. Each of the policies effectuating such insurance is in full force and effect, and all premiums due and payable thereunder have been paid. No notice has been received by the General Partners or the Partnership from the insurance company which issued any of such policies stating in effect that any of such policies is not in full force and effect, will not be renewed or will be renewed only upon satisfaction of other specified conditions.

         C. Flood Plain Insurance. If the Apartment Complex is located in a federal flood plain (as such term is defined in HUD rules and/or regulations), the Partnership has obtained or will obtain prior to Closing and maintain at all times flood plain insurance; provided, however, if the Apartment Complex ceases to be so located in a federal flood plain, such insurance shall no longer be required.

         D. Fire Damage. As of the date of the Closing, the Apartment Complex has not been damaged by fire or other casualty except for possible minor damage which has been fully repaired and restored prior to the date of this Agreement. In the event any such damage occurs in the future, the Partnership will promptly undertake to repair the same and complete such repair within a reasonable time.

         E.  Management  Agent.  The  identity  of  the  management  agent  (the
"Management Agent") which the General Partners have retained to manage the Apartment Complex is set forth in the Schedule, and such party is not an Affiliate of the General Partners. The General Partners have furnished to the Investor Limited Partner a true, correct and complete copy of the management agreement (the "Management Agreement") pursuant to which the Management Agent will manage the Apartment Complex. The Management Agreement as in effect from and after the Closing provides that the Management Agent shall certify annually that all aspects of the Apartment Complex, and each of the tenants occupying a Tax Credit Apartment Unit is in compliance with all regulations and requirements required to qualify the Partnership to receive the full amount of the Projected Credits, or the Revised Projected Credits, as applicable.

         F. Adequacy of Funds. The Construction Budget indicates that the Partnership has sufficient funds to pay in full all costs and expenses related to Completion in accordance with the approved Plans and Specifications from the following sources: (i) the proceeds of the Mortgage Loan; (ii) net rental income of the Apartment Complex prior to Completion; and (iii) the portions of the Investor Limited Partner Contribution that are due and payable in cash at or prior to Completion.

         G. Utilities. All utility services necessary for the construction of the Improvements and the operation of the Apartment Complex for its intended purpose, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities, are available at the boundaries of the Land and either reach the Land through adjoining public streets or if they pass through adjoining private land do so in accordance with valid, permanent, non-terminable public or private easements; there is no impediment or restriction with respect to connecting any utilities to the Improvements and there is no charge required therefor that has not been specifically provided for in the Construction Budget.

         H. Roads. All roads necessary for the full utilization of the Improvements for their intended purposes have either been completed or the necessary rights of way therefor have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

         I. Contractors and Liens. All contractors and subcontractors have been paid all amounts due them to date. Neither the General Partners nor the Partnership have made any contract or commitment, the performance of which could give rise to a lien against the Apartment Complex, except with a person or entity which has given a lien waiver with respect thereto and except as set forth in the Title Policy.

         J. Construction. The General Partners will cause the construction of the Improvements to be completed in a timely, workmanlike and lien-free manner in accordance with applicable requirements and regulations of all appropriate governmental entities and in accordance with the approved Plans and Specifications which have been or will be delivered to the Investor Limited Partner, such compliance to be certified by the Architect in the Completion Certificate. The Improvements (i) lie within the perimeter of the Land, (ii) are being (or have been) constructed in accordance with the Plans and Specifications for the Improvements which have been prepared by the Architect and revised pursuant to change orders only to the extent approved as provided in Section 5.5C, (iii) are being (or have been) constructed in compliance with all restrictive covenants applicable thereto, and (iv) to the best of the knowledge of the General Partners, contain no structural or other substantial defect (latent or otherwise).

         K. Construction Warranties. The General Partners have received for the benefit of the Partnership complete standard written construction and manufacturers' warranties with respect to the Improvements and all components thereof, including without limitation a general contractor's warranty regarding (and if any General Partner or any Affiliate thereof has acted as the Contractor for the Apartment Complex, the General Partners hereby warrant) the defect-free Construction in accordance with the Plans and Specifications and all other Construction Agreements, and in accordance with all applicable building codes, and other laws, rules and regulations. Furthermore, the General Partners hereby expressly assign to the Partnership any and all contractor's or manufacturer's warranties (written, oral or otherwise).

         Section 6.7       Administrative, Zoning and Environmental Compliance

         A. Compliance With Law. The Construction and the operation of the business of the Partnership comply with all applicable laws, rules, restrictions, orders and regulations of all governmental authorities. All governmental certificates, authorizations, permits and licenses required to construct, operate and occupy (except for certificates of occupancy, which shall be obtained upon Completion) the Improvements (the "Governmental Permits") have been obtained, and true, complete and current copies thereof have been previously provided to the Investor Limited Partner, a true, complete and current list of which is set forth in the Schedule (or will be timely obtained). No violation of any requirement of any governmental authority exists with respect to the Improvements and the anticipated and actual use and operation thereof complies with applicable planning, building, zoning, environmental and other laws, ordinances, regulations and restrictive covenants affecting the Land. No notice of violation of any statute, code, law, ordinance, regulation, or permit has been noted or given by any governmental authority having jurisdiction over the development of the Apartment Complex which notice has not been heretofore complied with in all respects, or the defects specified therein remedied to the satisfaction of the governmental authority, or both.

         B. Environmental Compliance. To the best of the General Partners' actual knowledge, after due inquiry and based in part upon information contained in the Phase I environmental report delivered to the Limited Partners (the "Environmental Report"), the Apartment Complex is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to the environmental conditions on, under or about the Apartment Complex including, but not limited to, soil and groundwater conditions. To the best of the General Partners' actual knowledge, after due inquiry and based in part upon information contained in the Environmental Report, no Hazardous Substance has been used, generated, manufactured, stored or disposed of on, under or about the Apartment Complex or transported to or from the Apartment
Complex. The term "Hazardous Substance" means any substance defined as a hazardous substance, hazardous material, hazardous waste, toxic substance or toxic waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Section 9601 et seq.; the Hazardous Materials Transportation Act, as amended, 39 U.S.C. Section 1801 et al; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; or any similar applicable state or local law; or in any regulation adopted or publication promulgated pursuant to any said law. In connection with the acquisition of the Apartment Complex, the Partnership obtained a "phase I" environmental survey of the Apartment Complex consistent with good commercial practice and, to the best of the General Partners' knowledge, such inquiry was sufficient for the Partnership to successfully establish an innocent landowner defense pursuant to Section 101(35) of CERCLA. Further, none of the Partnership, the General Partners nor any of their Affiliates has given any waiver or release of liability pursuant to CERCLA or any of the aforementioned statutes or any similar applicable state or local law to any person or entity in the chain of title of the Land or the Apartment Complex. Each of the General Partners hereby agrees to indemnify and hold harmless Investor Limited Partner, the Administrative Limited Partner, the Partnership and their respective partners, directors, officers, employees and agents (collectively "Indemnitees"), from and against any and all monetary liability, including all foreseeable and unforeseeable consequential damages, including, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation of all closure and other required plans, whether such action is required or necessary prior to or following the Closing, directly or indirectly arising out of the use, generation, manufacture, storage or disposal of Hazardous Substance on, under or about the Apartment Complex. The foregoing indemnification obligation of the General Partners shall survive the Closing, the Subsequent Closing and the dissolution and termination of the Partnership; provided, however, such indemnification obligation shall not be for the benefit of any purchaser of the Apartment Complex. Promptly upon any Indemnitee acquiring knowledge of any matter as to which the General Partners shall be required to indemnify hereunder, such Indemnitee shall notify the General Partners thereof, and the General Partners shall have the right, with counsel reasonably acceptable to the Indemnitee, to defend any such matter. Any settlement of any matter as to which indemnification is required hereunder shall require the Consent of the General Partners.

         C. Default. To the best of the General Partners' knowledge, after due inquiry, none of the General Partners or the Partnership is in default with respect to any law, administrative rule, regulation, judgment, decision, order, writ, injunction, decree or demand of any court or any governmental authority, and the consummation of the transactions contemplated herein will not conflict with, or constitute a breach of or default under, any of the foregoing or any agreement or instrument applicable to the Partnership, any General Partner or the Apartment Complex.

         D. Regulatory Scheme. The Apartment Complex is not subject to any federal, state or local regulatory scheme, other than as will be provided for in the Governmental Agreements, which does not generally affect all rental properties in the locality in which the Apartment Complex is located.

         Section 6.8       Financial Statements

         The financial statements of the General Partners for the most recent fiscal year, which have previously been delivered to the Investor Limited Partner, are true, complete and correct as of the date thereof, and fully and accurately reflect the financial condition and results of operations of the General Partners; there has been no material adverse change in the financial condition of the General Partners since the date thereof.

         Section 6.9       Absence of Undisclosed Liabilities

         Except for liabilities and obligations of the Partnership in connection with this Agreement, the Mortgage Loan or arising in the ordinary course of business, none of which individually or in the aggregate are materially adverse, and except for liens for taxes not yet due, the Partnership does not have, and none of its assets is subject to, any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise. There is no fact known to the General Partners which might reasonably serve as the basis, in whole or in part, for the assertion of any liability or obligation against the Partnership.

         Section 6.10      Housing Tax Credits

         For purposes of Housing Tax Credits and Section 42 of the Code:

         A. The General Partners have provided the Investor Limited Partner with true, complete and correct copies of all material correspondence and contracts with, applications to, and allocation certifications, if any, from any Credit Agency concerning Housing Tax Credits allocated or otherwise available to the Apartment Complex. The Credit Allocation is binding and in full force and effect in accordance with its terms.

         B. The General Partners have delivered to the Investor Limited Partner a true, complete and correct Low Income Housing Tax Credit Certificate, and will update and redeliver such Certificate as required under this Agreement. The General Partners have attached (or will attach when applicable) to the Low Income Housing Tax Credit Certificate a true, complete and correct certified rent roll revealing each tenant of the Apartment Complex, including certified incomes for each such tenant necessary to establish which apartment units of the Apartment Complex are Qualified Units, and such rent roll evidences compliance with all laws and regulations necessary to establish and maintain the availability of Housing Tax Credits for the entire Apartment Complex.

         C. The Partnership has or will have the right to receive annual reports from tenants of the Apartment Complex concerning their incomes and family sizes. If required by a Governmental Agency, the Partnership shall provide income certifications on a form provided by such Governmental Agency and acknowledged by the tenants.

         D. Unless otherwise agreed to by the Administrative Limited Partner and the Investor Limited Partner (not to be unreasonably withheld), the Partnership will elect under Section 42(f)(1) of the Code to have the Credit Period with respect to each building in the Apartment Complex commence with the taxable year of the Partnership set forth in the Schedule.

         E. No portion of the Apartment Complex shall fail to qualify for the accelerated cost recovery system under Section 168 of the Code, as amended, on account of any federal income tax election of the Partnership, exemption or other provision by or relating to the direct or indirect partners in the Partnership, other than the Administrative Limited Partner, the Investor Limited Partner or any direct or indirect partners of the Investor Limited Partner.

         F. All costs incurred in connection with the rehabilitation of the Apartment Complex will be includible in the eligible basis pursuant to Section 42(d)(1) and 42(d)(4) of the Code.

         G.       No portion of the Apartment Complex will be depreciable under
Section 168(g) of the Code.

         Section 6.11      Qualified Nonrecourse and Commercial Financing; Fees

         A. All of the debt secured or contemplated to be secured by the Apartment Complex, including without limitation, the Mortgage Loan (the "Apartment Complex Debt"), is (except for prior to commencement of the Permanent Financing Phase) nonrecourse as to the Partnership and no person has any personal liability with respect to such Apartment Complex Debt (excluding for this purpose, however, any form of credit enhancement provided by a financial institution which is not a "related person" (as defined in Section 465(b)(3)(C) of the Code) with respect to the Partnership, any of its Partners or any of its former partners) and otherwise conforms with Treasury Regulations ss.1.752-2(d). None of the Apartment Complex Debt is convertible into equity of any kind.

         B. Each component of the Apartment Complex Debt (i) represents a loan from a federal, state or local government or instrumentality thereof, or is guaranteed by a federal state or local government, or (ii) is borrowed from a person or entity which is actively and regularly engaged in the business of lending money and which is not (1) a "related person" (as defined in Section 49(a)(1)(D)(v) of the Code) with respect to the Partnership or any of its present or former Partners, (2) a person or entity from which the Partnership acquired the Land or the Apartment Complex, (3) a person or entity which has received or will receive a fee with respect to the Partnership's investment in the Apartment Complex, or (4) a "related person" (as defined in Section 49(a)(1)(D)(v) of the Code) with respect to any person or entity described in the foregoing clause (2) or (3).

         C. Each component of the Apartment Complex Debt which does not represent a loan from a federal, state or local government or instrumentality thereof (or a loan guaranteed by a federal, state or local government) is borrowed from a "qualified person" (as defined in Section 49(a)(1)(D)(iv) of the Code) and constitutes "qualified commercial financing" (as defined in Section 49(a)(1)(D)(ii) of the Code) as modified by Section 42(k) of the Code and "qualified nonrecourse financing" (as defined in Section 465(b)(6)(B) of the Code), in each case with respect to the Partnership, each of its Partners and each of its former partners and otherwise conforms with Treasury Regulations ss.1.752-2(d).

         D. The documentation evidencing each component of the Apartment Complex Debt requires that a copy of each notice to be given to the Partnership or to any Partners shall also be given to the Administrative Limited Partner at its address for notices determined pursuant to Section 15.5B hereof.

         E. The fees charged or to be charged by a Partner or Affiliate thereof and by the Management Agent are consistent with those paid in commercial transactions of a similar nature, are reasonable in amount in light of the services to be performed, and are not in excess of other fees that would be payable to qualified unrelated parties pursuant to negotiations held at arm's length.

         Section 6.12      Prior Activities

         None of the General Partners, nor any present or former Affiliate, has ever sought the protection of or been subject to any proceeding under any bankruptcy or insolvency or debtor's relief provision of state or federal law. Neither any lender nor any governmental agency has ever instituted foreclosure proceedings, judicial or non-judicial, with respect to any loan or any subsidy agreement secured by any housing or other project in which any General Partner or any Affiliate has or had an interest. Except as otherwise disclosed to the Investor Limited Partner, none of the General Partners or any Affiliate has ever been indicted for any criminal activity, including criminal fraud or for any similar crime, or had a complaint filed against it alleging violation of any anti-fraud provision of state or federal securities law or alleging violation of any registration or reporting provision of state or federal securities law, nor has any such person or entity ever had a judgment rendered against it as a defendant (or admitted to liability) in any action based upon civil fraud or misrepresentation.

         Section 6.13      Tax Matters

         The Partnership has timely filed all federal and state tax returns required to be filed by it as of the date of the making of this representation. No governmental authority has initiated any inquiry, investigation, audit or other administrative action questioning any tax return which has been filed by the Partnership. The General Partners will at all times take such actions necessary to permit the Partnership to be treated as a partnership for federal income tax purposes, and will refrain from making any election or taking any action which would adversely affect such treatment.

         Section 6.14      Untrue or Misleading Statements

         The documents delivered to the Investor Limited Partner and/or the Administrative Limited Partner hereunder or annexed hereto as Exhibits or Schedules and all Closing Documents and Due Diligence Documents and any other documents delivered to the Investor Limited Partner by the General Partners and their Affiliates constitute true, correct and complete copies of the instruments which they purport to be as of the date delivered, and, with respect to each of such documents, there is no other document of the same sort or amendment or other related agreement which has been executed by the parties thereto. All of the representations and warranties contained in any documents delivered to the Investor Limited Partner and/or the Administrative Limited Partner hereunder or annexed hereto as Exhibits or Schedules shall be true and correct as of their respective dates and as of the Closing Date and any Subsequent Closing Date, as if made on such dates. No fact necessary to make the information and statements contained in this Article 6 not misleading has been omitted therefrom, and to the best of the General Partners' knowledge, no material fact concerning the Apartment Complex or the Housing Tax Credits, the General Partners, the Partnership or the Preexisting Limited Partners has been withheld from the Investor Limited Partner and/or the Administrative Limited Partner and no material document has not been delivered to the Investor Limited Partner. All of the covenants, representations and warranties contained herein shall survive the Closing and every Subsequent Closing.

         Section 6.15      Scope of Representations

         The Investor Limited Partner's due diligence review of the Apartment Complex, the Partnership and the General Partners shall not diminish the scope or enforceability of any of the foregoing representations and warranties. For purposes of this Article 6, the term "General Partners' knowledge" shall include the knowledge of the General Partners and all Affiliates of the General Partners.


ARTICLE 7         RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 7.1       Management of the Partnership

         Except as otherwise provided herein, no Investor Limited Partner shall take part in the management or control of the business of the Partnership nor transact any business in the name of the Partnership. Except as otherwise expressly provided in this Agreement, the Investor Limited Partner shall not have the power or authority to bind the Partnership or to sign any agreement or document in the name of the Partnership. The Investor Limited Partner shall not have any power or authority with respect to the Partnership except insofar as the Consent of the Investor Limited Partner shall be expressly required and except as otherwise expressly provided in this Agreement.

         Section 7.2       Limitation on Liability of Investor Limited Partners

         The Investor Limited Partner shall not be liable for any debts, liabilities, contracts or obligations of the Partnership except to the extent the Investor Limited Partner shall specifically undertake such liability pursuant to a separate written instrument. The Investor Limited Partner shall be liable to the Partnership only to make payments of the Investor Limited Partner Contribution as and when due hereunder, and, after the Investor Limited Partner Contribution shall be fully paid, the Investor Limited Partner shall not, except as otherwise required by the Uniform Act, be required to make any further capital contribution or lend any funds to the Partnership.

         Section 7.3       Other Activities

         The Investor Limited Partner may engage in or possess interests in other business ventures of every kind and description for its own account, including without limitation, serving as general or limited partner of other partnerships which own, either directly or through interests in other partnerships, government-assisted housing projects similar to the Apartment Complex. Neither the Partnership nor any of the Partners shall have any right by virtue of this Agreement in or to such other business ventures to the income or profits derived therefrom.

         Section 7.4       Rescission

         A. At the Investor Limited Partner's election, a rescission of its investment in the Partnership shall occur in accordance with Subparagraph
B. below if:

                  (i) Completion does not occur on or before the Completion Date, or

                  (ii) prior to the Completion of the Apartment Complex, there is a default uncured after the expiration of any applicable cure period under a Mortgage Loan which results in an acceleration thereof, or an event of default existing after the expiration of any applicable cure period which prevents commencement of the Permanent Financing Phase (unless such Mortgage Loan is replaced with other indebtedness no less favorable to the Partnership from a responsible and reputable institutional lender within 90 days), or a foreclosure action is commenced against the Apartment Complex, or

                  (iii) the Permanent Financing Phase does not commence on or before the deadlines set forth in the Mortgage Loan documents, or

                  (iv) Forms 8609 are not issued for all buildings in the Apartment Complex on or before December 31, 2000 (subject to delays in issuance thereof solely due to inaction of the Credit Agency), or

                  (v) Occupancy with respect to all apartment units in the Apartment Complex does not occur on or before April 30, 2000, or

                  (vi) Rental Achievement does not occur on or before May 30, 2000, or

                  (vii) a right of rescission arises in favor of the Investor Limited Partner under any of Sections 3.8A, 3.11 or 3.15 hereof.

If Completion of the Apartment Complex is delayed due to Force Majeure, the Completion Date may be extended for the period of time that such Force Majeure causes the delay, but in no event so long as to result in the loss or recapture of any Housing Tax Credits by the Partnership.

         B. If any of the grounds for rescission described in Paragraph A, above, arises, the General Partners shall notify the Investor Limited Partner and the Administrative Limited Partner within 10 days thereafter, which notice (the "Rescission Notice") shall also automatically constitute an offer by the General Partners and their Affiliates to return the Investor Limited Partner Contribution to the Investor Limited Partner (together with interest thereon at the Prime Rate from the date on which the Rescission Notice was or should have been delivered). If the Limited Partners wish to accept the foregoing offers (collectively, the "Offer"), the Investor Limited Partner shall send written acceptance of the Offer to the General Partners by the later of 60 days after such notice or before Completion or Rental Achievement occurs, in which event the General Partners and the Partnership shall fulfill their obligations under the Offer within ten days after acceptance of the Offer. Furthermore, if the General Partners fail to give the Rescission Notice as required above, the Investor Limited Partner may, at its option, at any time after acquiring notice of the event giving rise to the right of rescission, unilaterally give written notice of its election to rescind, which shall be deemed acceptance of the Offer that the General Partners were required to make. Upon acceptance of the Offer, the Investor Limited Partner and the Administrative Limited Partner shall have no further liability to the Partnership or the General Partners and upon the return of the Investor Limited Partner Contribution, the Interests shall terminate and the General Partners shall forthwith cause an amendment to the Original Certificate to be filed reflecting the withdrawal of the Investor Limited Partner and the Administrative Limited Partner.


ARTICLE 8         MANAGEMENT AGENT

         Section 8.1       Designation of Management Agent

         The General Partners shall have the responsibility for managing the Apartment Complex and obtaining a management agent (the "Management Agent"), the choice of which (other than the party designated in the Schedule or the General Partners if serving as interim Management Agent during any period between the termination of a Management Agent and the engagement of a successor thereto) shall require the Consent of the Administrative Limited Partner. The Management Agent at the Closing shall be the party so designated in the Schedule. After the expiration of the Operating Deficit Guaranty Period, the General Partners shall have the right to designate a different Management Agent, subject to the Consent of the Administrative Limited Partner.

         Section 8.2       Management Fee

         The Management Agent shall receive a management fee payable by the Partnership on an annual basis in an amount not to exceed 5.0% of the gross rental receipts from the Apartment Complex for management services in accordance with the Management Agreement as approved by each Credit Agency (if such approval is required) and the Administrative Limited Partner. Any Management Agreement shall be for a term not to exceed one year and shall be renewable for additional one year terms unless terminated by written notice of either party to the other. No payment or penalty shall be payable by the Partnership for failure to renew any such agreement. The Management Agreement shall be terminable without penalty (a) if there exists any building code violation (which is not timely cured within 7 days), or (b) if the Management Agent fails to comply with any applicable compliance rule and/or reporting requirement under Section 42 of the Code (which is not timely cured within 30 days), or (c) if any Unit ceases to be a Qualified Unit, or (d) on account of the Management Agent's willful misconduct or gross negligence, or (e) if, after the expiration of the Operating Deficit Guaranty Period, there occurs an Operating Deficit for any six-month consecutive period, or (f) upon the removal of any General Partner in accordance with the terms hereof.

         Section 8.3       Absence of Management Agent

         The General Partners will have the duty to manage the Apartment Complex during any period when there is no Management Agent and the Partnership will pay the General Partners for such services an annual management fee equal to such amount as each Credit Agency and the Administrative Limited Partner shall approve from time to time or, if no approval is required, a fee equal to the amounts set forth in Section 8.2 hereof. If at any time prior to the expiration of the Operating Deficit Guaranty Period the present Management Agent shall cease to act as the Management Agent, the General Partners shall be authorized, subject to the Consent of the Administrative Limited Partner and the approval of each Credit Agency and Lender (if required), to retain and to enter into a Management Agreement with a different Management Agent on terms at least as favorable to the Partnership as the terms and conditions of the Management Agreement with the present Management Agent.

         Section 8.4       Rights of Administrative Limited Partner

         Subject to the approval of each Credit Agency, if required, and notwithstanding any longer term of any Management Agreement or other contract, the Administrative Limited Partner shall have the right in the event a General Partner is removed pursuant to this Agreement, to terminate the Management Agreement and every other contract, except for the Development Services Agreement, between the Partnership and the General Partners and/or Affiliates of any General Partner by notice, effective simultaneously with such removal. The General Partners hereby represent and warrant to the other Partners that all existing contracts between the Partnership and any of the General Partners or Affiliates of any of the General Partners have been amended to contain this right and the General Partners covenant not to enter any future contract with the Partnership or cause the Partnership to enter into any future contract with any of their Affiliates which does not contain such right.


ARTICLE 9         DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES; TAX CREDITS

         Section 9.1       Profits, Losses and Housing Tax Credits

         A.  Profits and Losses Other Than from Sale or Refinancing Transaction

         (i) Profits. Profits other than from Sale or Refinancing Transaction for any taxable year shall be allocated 99.89% to the Investor Limited Partner, 0.01% to the Administrative Limited Partner and 0.1% to the General Partners.

         (ii) Losses. Losses other than from Sale or Refinancing Transaction for any taxable year shall be allocated 99.89% to the Investor Limited Partner, 0.01% to the Administrative Limited Partner and 0.1% to the General Partners.

         B.       Profits and Losses From Sale or Refinancing Transaction

         (i) Profits. Profits from Sale or Refinancing Transaction for any taxable year shall be allocated as follows:

                  (A) First, an amount of Profits from Sale or Refinancing Transaction equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Account balances shall be allocated to the Partners having negative Capital Account balances in proportion to their negative Capital Account balances until all such Capital Accounts have a zero balance; and

                  (B) The balance, to the Partners in a manner so as to cause the positive Capital Account balance of each Partner to be equal to the amount that would have been distributable to such Partner if an amount equal to the sum of (i) the positive Capital Account balances of all Partners, determined prior to any allocation under this Section 9.1B(i)(B) with respect to such Sale or Refinancing Transaction, plus
         (ii) the Profits to be allocated  among the  Partners  pursuant to this
         Section 9.1B(i)(B) with respect to such Sale or Refinancing Transaction, were distributed among the Partners pursuant to clauses iii, iv and vii of Section 9.2B hereof.
 .
         (ii) Losses. Losses from Sale or Refinancing Transaction for any taxable year shall be allocated in the following order and priority:

                  (A) First, an amount of Losses from Sale or Refinancing Transaction equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive Capital Account balances shall be allocated to the Partners having positive Capital Account balances in proportion to their positive Capital Account balances until all such Capital Accounts have a zero balance; and

                  (B) The balance, if any, to those Partners who bear the Economic Risk of Loss.


         (iii) For purposes of the allocations of Profits and Losses from a Sale or Refinancing Transaction, a Partner's Capital Account shall be determined immediately prior to the event giving rise to the Profits and Losses as if, at such time, the books of the Partnership had been closed as though at the end of the taxable year. If, in any taxable year, there is a sale of a portion but less than substantially all of the Partnership property, then solely for purposes of allocating Profits or Losses from a Sale or Refinancing Transaction each Partner's Capital Account shall be deemed to be credited with such Partner's share of Partnership Minimum Gain and/or Partner Nonrecourse Debt Minimum Gain remaining after any allocation of Profit or Loss pursuant to Section 9.1D attributable to such sale.

         C.       Limitation on Allocation of Losses

         The aggregate Losses allocated to the Partners pursuant to Section 9.1A(ii) or 9.1B(ii) shall not exceed the maximum amount of Losses that can be so allocated without causing any Partner to have an Adjusted Capital Account Deficit at the end of any fiscal year. In the event some but not all of the Partners would have Adjusted Capital Account Deficits as a consequence of an allocation pursuant to Section 9.1A(ii) or 9.1B(ii), the limitation set forth in this Section 9.1C shall be applied on a Partner-by-Partner basis so as to allocate the maximum permissible Losses to each Partner who is not a General Partner under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

         D.       Special Allocations

         The following special allocations shall be made in the following order and priority:

                  (i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 9.1, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year or other period, each Partner shall be specially allocated items of Partnership income and gain for such year or other period (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the various Partners pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations
         Section 1.704-2(f)(6). This Section 9.1D(i) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Regulations and for purposes of this Section 9.1D(i) only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to this Section 9.1D with respect to such fiscal year or other period.

                  (ii) Partner Nonrecourse Debt Minimum Gain Chargeback. Notwithstanding any other provision of this Section 9.1 except Section 9.1D(i), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year or other period, each Partner with a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) shall be specially allocated items of Partnership income and gain for such year or other period (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the various Partners pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Regulations. This Section 9.1D(ii) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 9.1D(ii), each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to this Section 9.1D with respect to such fiscal year or other period, other than allocations pursuant to Section 9.1D(i) hereof.

                  (iii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of
         Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 9.1D(iii) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 9.1 have been tentatively made as if this Section 9.1D(iii) were not in this Agreement.

                  (iv) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year that is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 9.1D(iv) shall be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this
         Section 9.1 have been  tentatively made as if this Section 9.1D(iv) and
         Section 9.1D(iii) were not in this Agreement.

                  (v) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other period shall be specially allocated 99.89% to the Investor Limited Partner, 0.01% to the Administrative Limited Partner and 0.1% to the General Partners.

                  (vi) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year or other period shall be allocated, in accordance with Section 1.704-2(i)(1), to the Partner that bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable.

                  (vii) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

                  (viii) Basis Increases. In the event the adjusted tax basis of any investment credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

                  (ix) Basis Reductions. Any reduction in the adjusted tax basis (or cost) of Partnership investment credit property pursuant to Code
         Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Regulations Section 1.46-3(f)(2)(i).

         E.       Curative Allocations

         The  "Regulatory  Allocations"  consist  of (x)  allocations  made to a
Partner (or predecessor) under Section 9.1D(iii) and Section 9.1D(iv), allocations to be made to a Partner (or predecessor) under Section 9.1D(i) to the extent the cumulative amount of such allocations exceeds the cumulative amount of Nonrecourse Deductions allocated to such Partner (or predecessor), and
(y) allocations made to a Partner (or predecessor) under Section 9.1D(ii) to the extent the cumulative amount of such Allocations exceeds the cumulative amount of Partner Nonrecourse Deductions allocated to such Partner (or predecessor). Notwithstanding any other provisions of this Section 9.1 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.

         F.       Other Allocation Rules

         (i) For purposes of computing the Profits, Losses or any other items allocable to any period, Profits, Losses and any other such items shall be determined on a daily, monthly, or other basis, as determined by the General Partners using any permissible method under Code Section 706 and the Regulations thereunder.

         (ii) For purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) (or the equivalent sections of any earlier Regulations which may be determined to be applicable), the Partners' interests in Partnership Profits shall be allocated 0.1% to the General Partners, 0.01% to the Administrative Limited Partner and 99.89% to the Investor Limited Partner.

         (iii) To the extent permitted by Sections 1.704-2(h) and 1.704-2(i)(6) of the Regulations, the General Partners shall endeavor to treat distributions of Cash Flow and Sale or Refinancing Transaction Proceeds as having been made from proceeds of Nonrecourse Debt or Partner Nonrecourse Debt only to the extent that such distributions would have otherwise caused or increased an Adjusted Capital Account Deficit for any Partner.

         (iv) The basis (or cost) of any Partnership investment credit property shall be allocated among the Partners in accordance with Regulations Section 1.46-3(f)(2)(i).

         (v) In the event Partnership investment credit property is disposed of during any taxable year, Profits for such taxable year (and, to the extent such Profits are insufficient, Profits for subsequent taxable years) in an amount equal to the excess, if any, of (i) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (ii) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the Profits allocated pursuant to Sections 9.1A and 9.1B hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Sections 9.1D(viii) and 9.1D(ix) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so that Profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         G.       Tax Allocations

         (i) In General. Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction, and any other allocations not otherwise provided for shall be allocated among the Partners for tax purposes in the same proportions as they are allocated Profits or Losses or items thereof pursuant to Section 9.1 hereof for such year. Any elections or other decisions relating to such allocations shall be made by the General Partners in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 9.1G are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

         (ii) Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership or owned by the Partnership upon the occurrence of any of the events described in Regulations
Section 1.704-1(b)(2)(iv)(f)(5) shall, solely for tax purposes (and not for purposes of determining Capital Accounts or allocating Profits, Losses or items thereof), be allocated among the Partners so as to take into account any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and (i) its Asset Value at the time of the contribution or as adjusted for the occurrence pursuant to paragraph (ii) of the definition of Asset Value set forth herein, as the case may be, or (ii) its fair market value at the time of the occurrence if the Asset Value is not adjusted pursuant to said paragraph. Notwithstanding the foregoing, no allocation shall be made pursuant to clause (ii) of this Section 9.1(G)(ii) if an equivalent allocation has been made pursuant to Section 9.1(G)(i) in connection with a transaction that would otherwise result in an allocation pursuant to this
Section 9.1(G)(ii). The foregoing provision is intended to comply with Section 704(c) of the Code and with Regulations Section 1.704-1(b). To the extent permitted by the Code and Regulations, any variation referred to in this Section 9.1G(ii) shall be taken into account by allocations of gain from a Disposition and not through allocations of depreciation.

         (iii) Recapture. Gain from the disposition of Partnership assets which is allocated to a Partner for tax purposes shall include, to the extent possible, ordinary income consisting directly or indirectly of recaptured deductions (for depreciation or otherwise) to the same extent and in the same proportion as such deductions were previously allocated to such Partner.

         (iv) Section 751 Assets. In the event that a Partner (other than a Partner who becomes a Partner by purchasing the Interest in the Partnership of another Partner) is admitted (an "Admission") to the Partnership after the date hereof or in the event that a Partner's interest in Profits or Losses is increased (an "Increase") after the date hereof, the Partner so admitted shall obtain no interest, or the Partner so increased shall obtain no greater interest than prior to the Increase, in the Partnership's "unrealized receivables" (as defined in Section 751(c) of the Code), determined immediately prior to such Admission or Increase. As the respective interests in such "unrealized receivables" of the Partners who were Partners prior to such Admission or such Increase are not reduced thereby, the Partner so admitted or so increased shall, to the extent required, obtain a greater than proportionate interest in the Partnership's other assets (including the assets contributed by such Partner), determined after giving effect to such Admission or Increase.

         (v)      Housing Tax Credits.

                  (A) Pursuant to Regulations Section 1.704-1(b)(4)(ii), Housing Tax Credits shall be allocated among the Partners in accordance with their respective shares of Partnership expenditures that give rise to such Housing Tax Credits in the taxable year to which such Housing Tax Credits relate. Because the allocations of Nonrecourse Deductions, Losses and Profits (and related items of income and deductions) provide for allocations of expenditures which give rise to Housing Tax Credits in the ratio of 99.89% to the Investor Limited Partner, 0.01% to the Administrative Limited Partner and 0.1% to the General Partners, the Partners intend that Housing Tax Credits shall be allocated 99.89% to the Investor Limited Partner, 0.01% to the Administrative Limited Partner and 0.1% to the General Partners.

                  (B) In the event there occurs a Tax Credit Recapture Event, then, pursuant to Section 42(j)(1) of the Code, Housing Tax Credits shall be recaptured by the Partners who originally claimed said Housing Tax Credits, in proportion to the ratio in which such recaptured Housing Tax Credits were claimed.

         H.       Order of Priority

         The allocation and distribution provisions of this Agreement will be applied in such order as may be determined by the Accountants, with the approval of the Investor Limited Partner, to be in accordance with the Code and otherwise reflective of the economic effect of the provisions of this Agreement.

         Section 9.2 Distribution and Application of Cash Flow and Sale or Refinancing Transaction Proceeds

         Except as otherwise provided by this Agreement or required by law (including all applicable rules, directives and regulations of each Credit Agency), cash distributions shall be made to the Partners on the following bases within 90 days after the end of each calendar quarter:

         A.       Cash Flow shall be applied in the following order of priority:

                  (i) To the Investor Limited Partner in an amount equal to the unpaid Tax Credit Shortfall Payment;

                  (ii) To pay interest on any loans, including Voluntary Loans, from Partners or their Affiliates provided for herein, pro rata in accordance with the amount of interest accrued as of the date of such distribution;

                  (iii) To repay principal of any loans, including Voluntary Loans, payable to Partners or their affiliates, pro rata in accordance with the amount of the principal balances as of the date of such distribution;

                  (iv)     To pay in full any unpaid Asset Management Fees;

                  (v)      To pay in full any unpaid Development Fee;

                  (vi) To pay the fees due pursuant to the Supervisory Agent and Incentive Management Agreement; and

                  (vii) The balance to be paid 80.0% to the General Partners, 0.01% to the Administrative Limited Partner and 19.99% to the Investor Limited Partner.

         B. Subject to Section 12.4 hereof, Sale or Refinancing Transaction Proceeds shall be applied in the following order of priority:

                  (i) To the payment of liabilities of the Partnership then due and owing to Persons other than the Partners;

                  (ii) To establish such reserves as the General Partners, with the Consent of the Administrative Limited Partner, determine to be reasonably necessary for any contingent or foreseeable liability or obligation of the Partnership; provided, however, that the balance of any such reserve remaining at such time as the General Partners, with the Consent of the Administrative Limited Partner, shall determine that such reserve is no longer necessary shall be distributed in accordance with the following subparagraphs of this Section 9.2B;

                  (iii) To the Investor Limited Partner in an amount equal to the unpaid Tax Credit Shortfall Payment;

                  (iv) To pay interest on any loans from Partners or their Affiliates provided for herein, pro rata in accordance with the amount of interest accrued as of the date of such distribution;

                  (v) To repay principal of any loans, including Voluntary Loans, payable to Partners or their affiliates, pro rata in accordance with the amount of the principal balances as of the date of such distribution;

                  (vi)     To pay in full any unpaid Asset Management Fees; and

                  (vii) The balance, if any, 29.9% to the Investor Limited Partner, 0.1% to the Administrative Limited Partner and 70% to the General Partners.

         C. Except as otherwise provided in this Section 9.2, each Partner shall share in distributions in accordance with this Section 9.2 from the date on which such Partner is admitted to the Partnership.


ARTICLE 10        TRANSFER OF PARTNER INTERESTS

         Section 10.1      Assignment of Limited Partner Interests

         The Investor Limited Partner and the Administrative Limited Partner shall have the right at any time to make an Assignment of their Interests without the Consent or approval of the General Partners or any other Partners, subject to the approval of each Lender, to the extent required. The General Partners shall cooperate with the Investor Limited Partner and the Administrative Limited Partner in facilitating such Assignment by promptly furnishing complete and accurate financial and other relevant data regarding the Partnership, the Apartment Complex, the General Partners and the Affiliates of the General Partners and any other matters reasonably necessary in the judgment of the Administrative Limited Partner to facilitate and effect such Assignment, but only to the extent such information is readily available to the General Partners either (a) at no or at nominal cost or (b) the Limited Partners shall reimburse the General Partners for the reasonable cost thereof. The Investor Limited Partner and the Administrative Limited Partner shall notify the General Partners as to any proposed Assignment.

         Section 10.2      Substituted Partners; Admission

         A. The General Partners may not admit any additional partner to the Partnership without the Consent of the Administrative Limited Partner.

         B. An Assignee of a Limited Partner Interest shall be admitted as a Substituted Partner but only if (i) the Assignee expressly agrees to be bound, to the same extent as the Assignor, by the provisions of this Agreement, the Project Documents and any other documents required in connection therewith and to assume the obligations of the Assignor hereunder, and (ii) the Assignee shall have agreed to pay all reasonable expenses and legal fees relating to the Assignment and its admission as a Substituted Partner.

         C. Upon the admission of a Substituted Partner, the Partner Information Schedule shall be amended to reflect the name and address of such Substituted Partner and to eliminate the name and address of the Assignor, and an amendment to this Agreement and/or the Certificate reflecting such admission shall be filed in accordance with the Uniform Act. No Consent or approval of the Investor Limited Partner (other than the Assignor and the Assignee) shall be required.

         Section 10.3      Withdrawal

         A. Any Person who acquires in any manner whatsoever any Interest, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefit of the acquisition thereof to have agreed to be subject to and bound by all the obligations of this Agreement that any predecessor in interest of such Person was subject to or bound by. A person acquiring an Interest, including the personal representatives and heirs of a deceased Partner, shall have only such rights, and shall be subject to all the obligations, as are set forth in this Agreement; and, without limiting the generality of the foregoing, such Person shall not have any right to have the value of his Interest ascertained or receive the value of such Interest or, in lieu thereof, profits attributable to any right in the Partnership, except as herein set forth.

         B. Any Assignee pursuant to an Assignment satisfying the conditions of this Article 10 who does not become a Substituted Partner in accordance with this Article 10 shall have the right to receive the same share of the Profits and Losses and distributions of the Partnership to which his Assignor would have been entitled, but shall have no voting or consent rights to which the Assignor was entitled under this Agreement or any of the other Project Documents. If such Assignee desires to make an Assignment of his Interest, he shall be subject to all the provisions of this Article 10 to the same extent and in the same manner as any Partner desiring to make an Assignment.

         C. Any Partner who shall Assign all of his Interest shall cease to be a Partner and shall no longer have any rights or privileges of a Partner except that, unless and until his Assignee is admitted to the Partnership as a Substituted Partner in accordance with this Article 10, such Assignor shall retain all rights and be subject to all obligations under the Uniform Act and this Agreement. No assignment shall itself operate to relieve the assignor of any such obligation.

         D. In the event of an Assignment, the obligation of the Assignor to make Capital Contributions or loans hereunder shall be extinguished only by and to the extent of Capital Contributions or loans actually made by him or his Assignee.

         E. In the event that an Assignment shall be made, there shall be filed with the Partnership a duly executed and acknowledged counterpart of the instrument effecting such Assignment. Such instrument must evidence the written acceptance of the Assignee to all the terms and provisions of this Agreement. If such instrument is not so filed, the Partnership need not recognize any such purported Assignment for any purpose.


ARTICLE 11        WITHDRAWAL OF GENERAL PARTNER; NEW GENERAL PARTNER

         Section 11.1      Withdrawal.

         A. No General Partner may Withdraw (other than an Involuntary Withdrawal) from the Partnership or assign, pledge or encumber all or any part of its Interest without the Consent of the Administrative Limited Partner, and, to the extent required, the consent of each Credit Agency and each Lender. The Consent of the Investor Limited Partner shall not be required.

         B. In the event of a Withdrawal of a General Partner or the pledge or encumbrance of any part of its Interest in violation of Section 11.1A hereof or the removal of a General Partner pursuant to Section 11.4 (any such Withdrawal hereinafter referred to as a "(Voluntary Withdrawal"), the Interest of the General Partner shall immediately and automatically terminate on the effective date of such Withdrawal (or the effective date of such Assignment, pledge, encumbrance or removal) and such General Partner shall have no further right to participate in the management or operation of the Partnership or to receive any future allocations of Profits and Losses, any distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. From and after the effective date of such Withdrawal, pledge or encumbrance, the rights of such Withdrawing General Partner to receive or to be paid such allocations, distributions, funds, assets, fees or repayments shall be reallocated to the other General Partners, or if there is no other General Partner at that time, to the Administrative Limited Partner. Notwithstanding such Withdrawal, pledge, encumbrance or removal, and loss of any right to receive such allocations, distributions, funds, assets, fees and repayments, such Withdrawing General Partner shall remain liable to the Partnership and the other Partners for all obligations theretofore incurred by it under this Agreement, or which may arise upon or following such Withdrawal, pledge, encumbrance or removal. Notwithstanding anything herein to the contrary, any remaining Partner shall have all other rights and remedies against such Withdrawing General Partner as provided by law.

         C.  Upon  the  Involuntary   Withdrawal  of  a  General  Partner,  such
Withdrawing General Partner shall remain liable for obligations incurred by it under this Agreement through the effective date of its Withdrawal, and its Interest shall automatically convert to an Interest of a limited partner, but it shall not be entitled to participate in the management of the Partnership's business or to participate in any allocation of Profits or Losses or distributions payable to the Investor Limited Partner or the Administrative Limited Partner. Subject to the provisions of Section 11.3B hereof, such limited partner or its successors shall be entitled to share in the Profits and Losses and distributions at the same times and in the same manner as such Withdrawing General Partner would have otherwise received as a General Partner reduced by an amount reasonably necessary to compensate the remaining General Partners or any successor general partner for assuming the obligations of the Withdrawing General Partner.

         Section 11.2      Effect of Withdrawal; Election to Continue Business

         Upon the occurrence of an event giving rise to Withdrawal of a General Partner (i) any remaining General Partners, if any, or, if there be no remaining General Partners, such Withdrawing General Partner or its legal representative shall promptly notify the Investor Limited Partner of such Withdrawal (the "Withdrawal Notice"), (ii) the Administrative Limited Partner shall have the right to appoint and cause the admission to the Partnership as a General Partner of itself, its Affiliates or another Person to succeed such Withdrawing General Partner, and (iii) the Partnership shall be dissolved and terminated unless the then remaining General Partners or the Administrative Limited Partner or the Investor Limited Partner, pursuant to the provisions of Section 11.3, elects to continue the business of the Partnership. If the Investor Limited Partner so elects, Withdrawal of a General Partners shall not be deemed to be effective until the expiration of 90 days from the day on which the Withdrawal Notice has been mailed to the Investor Limited Partner. .

         Section 11.3      Continuation of Partnership

         A. Upon the occurrence of an event giving rise to the Withdrawal of a General Partner, if there is then no other General Partner or, if there is then one or more other General Partners but the remaining General Partners or the Administrative Limited Partner do not elect to continue the business of the Partnership pursuant to Section 11.2 hereof, the Investor Limited Partner may elect within 90 days thereafter to continue the Partnership on substantially identical terms to those of this Agreement, to carry on the business of the Partnership and to designate a successor general partner to serve in place of such Withdrawing General Partner with the approval of each Credit Agency and each Lender, if such approval is required.

         B. If the Investor Limited Partner shall designate a successor general partner and obtain all necessary approvals therefor where the Withdrawal is Involuntary, the Investor Limited Partner at its option may require that the Interest of such Withdrawing General Partner be transferred to the successor general partner upon its written assumption of the obligations of such Withdrawing General Partner under this Agreement (except for any obligations of such Withdrawing General Partner under this Agreement specifically excepted by the Administrative Limited Partner). In such event, the successor general partner shall pay to such Withdrawing General Partner or its legal representative as the purchase price for its Interest an amount to be agreed upon between them. If such Withdrawing General Partner and the successor general partner cannot agree upon the consideration for the transfer of such Interest within 60 days after such Withdrawal, consideration therefor shall be the fair market value of such Interest as determined by a committee of three qualified real estate appraisers, one selected by such Withdrawing General Partner, one selected by the Administrative Limited Partner and a third selected by the other two real estate appraisers (or, if the first two real estate appraisers cannot agree upon the third real estate appraiser within 30 days such third appraiser shall be selected by the American Arbitration Association). The purchase of such Withdrawing General Partner's Interest under this Section 11.3B shall take place within ten days after the purchase price is determined (whether by agreement or appraisal), and the closing shall take place at the office of the Administrative Limited Partner. The purchase price for such Interest shall be payable by a promissory note bearing interest at a rate equal to the Prime Rate and payable solely out of Sale or Refinancing Transaction Proceeds payable with respect to the Interest being purchased, shall be secured by the Interest being purchased and shall otherwise be without recourse to the maker.

         C. Unless any other General Partner shall agree to continue the Partnership pursuant to Section 11.2 hereof, the Interest of such other General Partners other than such Withdrawing General Partner shall be converted into and shall be deemed to be that of a limited partner with the same Interest in the Partnership as such General Partners had as general partners prior to the Withdrawal, reduced by an amount reasonably necessary to compensate the successor general partner for assuming the obligations of such other General Partners. Such Interest shall be purchased by the successor general partner concurrently with the purchase of such Withdrawing General Partner's Interest in accordance with and on the same terms and conditions as set forth in Section 11.3B hereof.

         Section 11.4      Special Removal Rights

         A. Notwithstanding any other provision of this Agreement to the contrary, the following events shall be considered a Major Default under the terms of this Agreement:

                  (i)      Any General Partner shall:

                           (A)      materially  violate its  fiduciary
responsibilities  as a General Partner of the Partnership;

                           (B)  violate  the  Completion  guaranty  set forth in
Section 5.9A hereof;

                           (C) be in  material  breach of any  provision  (other
                  than Section 5.9A) of this Agreement (including any Low Income Housing Tax Credit Certificate or update thereof), the Development Services Agreement or any other document for 15 days after notice thereof has been given by the Administrative Limited Partner; provided, however, that if such breach is of the type that cannot reasonably be cured within 30 days, the Administrative Limited Partner shall not have the right to remove a General Partner under this Section 11.4A(i)(B) with respect to such breach for a 75-day period after such notice is given so long as such General Partner is diligently pursuing a cure of such breach at all times during such 75-day period and accomplishes such cure within such 75-day period;

                           (D) willfully violate any law, regulation or order applicable to the Partnership which has or is likely to have a material adverse effect on the Partnership or the Apartment Complex; or

                           (E)      become Bankrupt; or

                  (ii)     The Partnership shall:

                           (A) be in material breach of any Project  Document or
                  any other material agreement or document (including any Low Income Housing Tax Credit Certificate or update thereof) affecting the Partnership, which breach has failed to have been cured within any applicable cure or grace period;

                           (B) at any time after  Rental  Achievement,  incur an
                  Operating Deficit with respect to any period of six consecutive months which Operating Deficits are not funded by Voluntary Loans made or caused to be made by the General Partners; or

                           (C) be in any  situation  where the annual  amount of
                  the Housing Tax Credits which the Partnership is entitled to claim under Section 42 of the Code is less than 82% of the annual amount of Housing Tax Credits set forth in the Schedule; or

                  (iii) Completion shall not have occurred by the Completion Date set forth in the Schedule (provided, however, that if Completion is delayed due to Force Majeure, such date may be extended for the period of time that such Force Majeure cause a delay in Completion to occur, but in no event so long as to result in any loss of Housing Tax Credits by the Partnership; or

                  (iv) Prior to Completion, (a) a default occurs and remains uncured after the expiration of all applicable cure periods under any material agreement or commitment entered into by the Partnership or binding thereon, or any such agreement or commitment shall have expired or shall have been terminated by any of the parties thereto and shall not have been extended, or (b) any Lender shall have commenced foreclosure proceedings against the Apartment Complex; or

                  (v) The guarantor pursuant to the Guaranty Agreement shall default thereunder or become Bankrupt.

Upon a Major Default, the Administrative Limited Partner shall have (in addition to any other rights the Limited Partners may have against the General Partners at law or in equity) the right, but not the obligation, in the sole discretion of the Administrative Limited Partner, upon ten days' prior notice to such General Partner, to remove such General Partner (and, if the Administrative Limited Partner so elects) all other General Partners who are Affiliates of such General Partner and to appoint itself or any of its Affiliates or any other Person to succeed such General Partner(s) as a General Partner in accordance with the provisions of Section 11.2 hereof.

         B. The General Partners agree to indemnify and hold the Investor Limited Partner and the Administrative Limited Partner harmless from and against all losses, costs and expenses incurred in connection with a Major Default
(other than pursuant to Section 11.4A(ii)(B) hereof) and the exercise of the remedies provided above, including, without limitation, all reasonable legal fees and other reasonable expenses of the Investor Limited Partner and Administrative Limited Partner in connection therewith.

         C. The removal of a General Partner pursuant to Section 11.4A hereof (other than pursuant to Section 11.4A(i)(D) hereof) shall be treated for purposes of this Agreement as a Voluntary Withdrawal of such General Partner subject to the provisions of Section 11.1B.

         D. If a Major Default occurs, and the Administrative Limited Partner does not exercise its right to remove the General Partner(s), the Investor Limited Partner, upon the vote of a Majority in Interest of the limited partners of the Investor Limited Partner, shall cause the Administrative Limited Partner to remove such General Partner(s) upon thirty days' prior written notice to such General Partners and to appoint the Administrative Limited Partner or any of its Affiliates to succeed such General Partner(s) as a General Partner of the Partnership in accordance with the provisions of Section 11.2 hereof.

         Section 11.5      Additional General Partner

         At any time, the General Partners, with the Consent of the Administrative Limited Partner (but the Consent of the Investor Limited Partner shall not be necessary), and subject to any applicable approvals of each Authority and each Lender, may admit an additional general partner to the Partnership with such share of the aggregate General Partners' Interest as shall be agreed upon between the General Partners and the additional general partner. Any additional general partner, as a condition of receiving any Interest, shall agree to be bound by the terms of this Agreement, the Project Documents and any other document required in connection therewith to the same extent and on the same terms as the General Partners. Except in the event of a Withdrawal of a General Partner or the pledge or encumbrance of any part of its Interest in violation of Section 11.1A hereof or the removal of a General Partner pursuant to Section 11.4 hereof, the Administrative Limited Partner shall not have the right to admit an additional General Partner.

         Section 11.6      Amendment of Schedule and Agreement

         Upon the admission of a successor or additional general partner or the Withdrawal of a General Partner, the Partner Information Schedule attached hereto shall be amended to reflect such admission or Withdrawal and such amendment and/or Certificate of Amendment shall be filed as required by the Uniform Act.

         Section 11.7      Survival of Liabilities

         It is expressly understood that no Withdrawal, Assignment, pledge or encumbrance of a General Partner's Interest, even if it results in the substitution of the Assignee as a Partner, shall release the Withdrawing General Partner from any liability to the Partnership attributable to the period prior to the Withdrawal, all of which shall survive such Withdrawal, Assignment, pledge or encumbrance as and to the extent provided in this Agreement.


ARTICLE 12        DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

         Section 12.1      Events Which Cause a Dissolution

         The Partnership shall continue in full force and effect until December 31, 2040, except that the Partnership shall be dissolved prior thereto upon the happening of any of the following events:

                  A. An election to dissolve the Partnership made in writing by the Partners;

                  B. The Withdrawal of a General Partner, if the Partnership is not continued in accordance with Sections 11.2 or 11.3 hereof;

                  C.       Any  event  which  shall  make  it  unlawful  for
the   existence  of  the Partnership to be continued;

                  D. The sale or other disposition of all or substantially all of the assets of the Partnership; or

                  E. Upon the vote of the General Partners and a Majority in Interest of the limited partners of the Investor Limited Partner.

         Section 12.2      Actions of Liquidating Agent Upon Dissolution

         Upon the dissolution of the Partnership, the Partnership shall be liquidated in accordance with this Article 12 and the Uniform Act. The liquidation shall be conducted and supervised by the General Partners or, if there is no remaining General Partner, by the Administrative Limited Partner (the General Partners or Administrative Limited Partner, as the case may be, being hereinafter referred to as the "Liquidating Agent"). The Liquidating Agent shall have all of the rights in connection with the liquidation and termination of the Partnership that a general partner would have with respect to the assets and liabilities of the Partnership during the term of the Partnership, and the Liquidating Agent is hereby expressly authorized and empowered to effectuate the liquidation and termination of the Partnership and the transfer of any assets and liabilities of the Partnership. The Liquidating Agent shall have the right from time to time, by revocable powers of attorney, to delegate to one or more persons any or all of such rights and powers and the authority and power to execute documents in connection therewith, and to fix the reasonable compensation of each such person, which compensation shall be charged as an expense of liquidation. The Liquidating Agent is also expressly authorized to distribute the Partnership's property to the Partners subject to liens.

         Section 12.3      Statements on Termination

         Each Partner shall be furnished with a statement prepared by the Liquidating Agent which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation, and each Partner's share thereof. Upon compliance with the distribution plan set forth in Section 12.4 hereof, the Investor Limited Partner and the Administrative Limited Partner shall each cease to be a partner of the Partnership, and the Liquidating Agent shall execute, acknowledge and cause to be filed a certificate of termination of the Partnership and any other certificates regarding the dissolution and termination of the Partnership as required by the Uniform Act.

         Section 12.4 Priority on Liquidation; Distribution of Non-Liquid Assets

         A. The Liquidating Agent shall, to the extent feasible, liquidate the assets of the Partnership as promptly as shall be practicable. To the extent the proceeds are sufficient therefor, as the Liquidating Agent shall deem appropriate, the proceeds of such liquidation shall be applied in accordance with the provisions of Sections 9.2B(i) through (v) hereof, and the balance of the assets of the Partnership shall be distributed by the Liquidating Agent, subject to Section 12.4C in compliance with Section 1.704-1(b)(2)(ii)(b)(2) of the Regulations, to the Partners with positive balances in their Capital
Accounts, in accordance with the ratio of such positive Capital Account balances, after giving effect to all contributions, distributions, allocations and adjustments required hereunder, for all periods, in the order of priority established pursuant to Section 9.1H hereof. Any distribution described in the preceding sentence to be made to the General Partners which will cause the General Partners to have a contribution requirement described in the second paragraph of Section 12.4B (or will increase such contribution requirement) shall not be made and shall instead be deemed to have first been distributed to the General Partners and then contributed by the General Partners to the Partnership. Thereafter, such amount shall be distributed in the manner described in this Section 12.4A as if it constituted additional assets of the Partnership.

         B. In the event the Partnership is  "liquidated"  within the meaning of
Section 1.704-1(b)(2)(ii)(g) of the Regulations, if the General Partners' Capital Accounts have a deficit balance in the aggregate (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), the General Partners shall contribute to the capital of the Partnership an amount equal to the lesser of (i) the amount necessary to restore such deficit balance to zero, or (ii) an amount equal to the excess of (a) 0.101% of the Capital Contributions of the Investor Limited Partner over (b) the Capital Contributions previously made by the General Partners, in compliance with Section 1.704-1(b)(2)(ii)(b)(3) of the Regulations. Any amount required to be contributed by the General Partners pursuant to the preceding sentence shall be contributed by the General Partners in proportion to their respective deficit Capital Account balances, if any.

         C. If the Liquidating Agent, shall determine, in its sole discretion, that it is not feasible to liquidate all or part of the assets of the Partnership or that an immediate sale of all or part of such assets would cause an undue loss to the Partners, the Liquidating Agent may distribute those assets in kind to the Partners or to a liquidation trust or similar vehicle for the purpose of the orderly liquidation of such assets at the earliest possible time for the benefit of, and in the best interests of the Partners. Any distribution of assets in kind shall be distributed on the basis of the fair market value thereof (which shall be determined by independent appraisal) and any Partner entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Partners so entitled. If the Liquidating Agent, in its sole discretion, deems it not feasible to distribute to each Partner an aliquot share of each asset, the Liquidating Agent may allocate and distribute specific assets to one or more Partners as tenants-in-common as the Liquidating Agent shall determine to be fair and equitable, taking into consideration, inter alia, the basis for tax purposes of each asset distributed and the effect of crediting or charging the Capital Accounts for any unrealized appreciation or unrealized depreciation.

         Section 12.5      Orderly Liquidation

         A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities so as to minimize the losses normally attendant upon a liquidation.


ARTICLE 13        ACCOUNTING, REPORTS, BOOKS AND BANK ACCOUNTS

         Section 13.1      Bank Accounts

         The bank accounts of the Partnership shall be maintained in such banking institutions authorized to do business in the State or such other states as permitted by each Credit Agency and as the General Partners shall determine, and withdrawals shall be made on such signature or signatures as the General Partners shall determine. The General Partners shall notify the Administrative Limited Partner of the location of all bank accounts of the Partnership from time to time. The Partnership's funds shall not be commingled with the funds of any other Person and shall not be used except for the business of the Partnership. All deposits (including security deposits and other funds required by any Credit Agency or Lender to be placed in escrow and other funds not needed in the operation of the Partnership's business) shall be deposited, to the extent permitted by each Credit Agency or Lender, in interest-bearing accounts or invested in obligations of or guaranteed by the United States, any state thereof, or any agency, municipality or other political subdivision of any of the foregoing, commercial paper (investment grade), certificates of deposit and time deposits in commercial banks with capital in excess of $50,000,000 and in mutual (money market) funds investing in any or all of the foregoing; provided, however, that any funds required to be placed in escrow by any Credit Agency or Lender shall be controlled by such Credit Agency or Lender and the General Partners shall not be permitted to make any withdrawal from such funds without the express written consent of such Credit Agency or Lender to the extent required.

         Section 13.2      Books of Account

         Complete and accurate books of account, in which shall be entered, fully and accurately, each and every transaction of the Partnership, shall be kept or caused to be kept by the General Partners. The books shall be kept on an accrual basis of accounting. All of the Partnership's books of account, together with an executed copy of this Agreement and copies of such other instruments as the General Partners may execute hereunder, including amendments thereto, shall at all times be kept at the principal office of the Partnership and shall be available during normal business hours for inspection and copying by any Partner or its duly authorized representative or, at the expense of any Partner, for audit by such Partner or its duly authorized representative.

         Section 13.3      Reports

         A. The General Partners shall, within five days after acquiring knowledge that any of the following specified events occurs, notify the Investor Limited Partner of any correspondence from or communications with the Credit Agency or the IRS relating to or referencing the Housing Tax Credits or the Apartment Complex, any change made or proposed to the allocation of Housing Tax Credits, any notice of an audit by the Credit Agency or any other governmental agency, including the IRS, any material cost overruns in the construction of the Apartment Complex, any material damage to or change in the construction of the Apartment Complex, any notice of default under the Mortgage, breach of any Governmental Agreement or Project Document, any non-payment of taxes, the filing of any lien against the Apartment Complex, or non-compliance with any federal, state, or local law, ordinance, or regulation, commencement or termination of any lawsuit against the Partnership or any of its property, cancellation or non-renewal of any insurance, cancellation or non-renewal of any subsidy agreement, any material change to the Project Documents, any extraordinary item charges or credits or any other material charges or credits to income of an unusual nature or any material provisions for loss, any other circumstance which, either in amount or time or otherwise materially affects the business of the Partnership or the interest of the Partners or the Housing Tax Credits, or any occurrence that would cause any representation or warranty of the General Partners herein to become inaccurate in any material respect.

         B. Within 30 days after the end of each calendar month, the General Partners shall have prepared and shall deliver to each of the Partners a detailed income and expense statement and occupancy report/updated rent roll for such month.

         C. Within 45 days after the end of each of the first three quarters of each Fiscal Year, the General Partners shall have prepared and shall deliver to the other Partners, commencing with the first quarterly period ending after the Closing Date, a balance sheet and statements of income (or loss) and Cash Flow for, or as of the end of, such quarter in such form and substance as the Administrative Limited Partner shall reasonably request, none of which need be audited unless required by law, together with a report of other pertinent information regarding the Partnership and its activities during such quarter, including, but not limited to, a statement of the amount of all fees and other compensation paid by the Partnership during such quarter to the General Partners or any of their Affiliates. All such balance sheets, reports and statements provided pursuant to this Section 13.3C, other than the statement of Cash Flow shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall accurately reflect the information contained on the Partnership's books and records.

         D. Within 30 days after the end of each six-month fiscal period, the General Partners shall send to the other Partners preliminary drafts of (i) the balance sheet of the Partnership as of the end of such six-month fiscal period and statements of income (loss), Partners' equity and cash flow of the Partnership for such six-month fiscal period, all of which shall be prepared in accordance with generally accepted accounting principles, consistently applied and (ii) a statement of Cash Flow for such fiscal period (which need not be audited), showing distributions in respect of such fiscal period, which statement shall identify distributions from (a) Cash Flow generated during the fiscal period, and Cash Flow generated during prior fiscal periods, (b) proceeds from the disposition of property and investments, and (c) reserves and other sources. Within 60 days after the end of each six-month period, the General
Partners  shall  send  to  the  other  Partners  final  drafts  of  each  of the aforementioned statements, which, with respect to the period of time corresponding to the end of a Fiscal Year, shall be accompanied by an annual report of the Accountants containing an unqualified audit opinion of the Accountants.

         E. Prior to substantial completion of the Apartment Complex, the General Partners shall provide the Investor Limited Partner with (i) monthly construction progress reports; (ii) a copy of each inspection report, evaluation or similar report issued to the Partnership by the Credit Agency or any Lender promptly upon receipt thereof; and (iii) a copy of each Tax Credit compliance report delivered to or prepared by the Credit Agency with respect to the Apartment Complex.

         F. If the General Partners shall fail, for any reason, to deliver to the other Partners when due any of the audited annual financial statement described in Section 13.3D hereof and/or any of the tax returns, including, without limitation, a copy of Schedule K-1, referred to in Section 13.5 hereof, and such failure is not due to a matter outside the reasonable control of the General Partners, any Affiliate or the Management Agent and/or Accountants selected by the General Partners, (i) the Administrative Limited Partner shall have the right, but not the obligation, to cause such reports, information or statements to be prepared at the expense of the Partnership by such accountants or other professionals as the Administrative Limited Partner shall designate and
(ii) after notice from the Investor Limited Partner of the failure of such delivery, the Partnership shall pay the Investor Limited Partner, as liquidated damages for such failure, an amount equal to $100.00 for each day that elapses after the respective due date until such tax information or audited financial statement has been delivered to the other Partners.

         Section 13.4      Other Reports

         The General Partners shall from time to time submit to the Partners such other written reports and information regarding the operations of the Partnership as may be required by the Investor Limited Partner to satisfy its reporting requirement to its partners or governmental authorities. In addition, the General Partners shall provide the Administrative Limited Partner and the Investor Limited Partner with copies of all information, reports, and filings pertaining to the Housing Tax Credits and/or the "qualified basis" (as defined in Section 42 of the Code) of the Apartment Complex. The General Partners shall provide to the Partners by November 30 of each Fiscal Year an estimate of each Partner's share of Profits and Losses for federal and state income tax purposes for such Fiscal Year. The Investor Limited Partner shall be entitled to receive a list of all limited partners of the Partnership.

         Section 13.5      Tax Returns and Tax Treatment

         A. The General Partners shall, for each Fiscal Year, file on behalf of the Partnership a United States Partnership Return of Income within the time prescribed by law for such filing. The General Partners shall also file on behalf of the Partnership such other tax returns and other documents from time to time as may be required by the federal government or by any state or any subdivision thereof. All tax returns shall be prepared by the Accountants.

         B. The General Partners shall send to the other Partners such tax information, including, without limitation, a copy of Schedule K-1, as shall be reasonably necessary for inclusion by the Investor Limited Partner and the Administrative Limited Partner in their federal income tax returns and required state income tax and other tax returns. The General Partners shall send this information to the Administrative Limited Partner for its review and approval within 45 days after the end of each Fiscal Year. The General Partners hereby acknowledge that the Investor Limited Partner considers it of paramount importance that it file its information returns with the IRS in sufficient time to enable all of its partners to file their tax returns by April 15 following each Fiscal Year. Accordingly, the General Partners shall be liable to the Investor Limited Partner, as liquidated damages, in the sum of $100.00 for each day that such information is provided after the 45th day after the end of each Fiscal Year. The Administrative Limited Partner shall have the right to review and approve such information prior to the filing of the related tax returns with the appropriate taxing authority. The Administrative Limited Partner shall have the right to cause the Partnership to make any tax election (including, without limitation, an election under Section 754 of the Code) which it determines to be in the best interests of the Investor Limited Partner. At such time as the General Partners have received the Consent of the Administrative Limited Partner to the tax returns, the General Partners shall promptly file final tax returns and simultaneously provide the Administrative Limited Partner with copies of same.

         Section 13.6      Asset Management Fee

         Commencing on April 1, 1999 and for each year thereafter, the Partnership shall pay to the Limited Partner a fee of $7,500 per annum, $3,500 payable on April 1st and the balance on October 1st (provided, however, that such fee shall be payable only to the extent sufficient Cash Flow is available pursuant to Section 9.2A, and any portion of such fee which cannot be paid shall accrue without interest until there is sufficient Cash Flow or Sale or Refinancing Transaction Proceeds to pay the outstanding accrued amount), for its services in reviewing the informational reports, financial statements and tax returns furnished to it pursuant to this Article 13. Such fee shall be adjusted April 1 of each year thereafter by multiplying $7,500 by the CPI Adjustment as of the adjustment date.


ARTICLE 14        FOREIGN PARTNERS

         Section 14.1      Certification of Non-Foreign Status

         A. Each Partner shall upon acquiring an Interest certify that he is not a Foreign Person on forms to be provided by the General Partners at the time of admission. At any time that an Interest is transferred or assigned, the transferee shall certify to non-foreign status prior to the transfer or assignment of such Interest. Such certifications shall be made on a form to be provided by the General Partners.

         B. Each Partner shall notify the General Partners if he becomes a Foreign Person within 30 days of such change.

         C. Prior to a disposition of a United States Real Property Interest or a distribution attributable to a disposition of a United States Real Property Interest or any other distribution by the Partnership, each Partner may be required to certify to non-foreign status.

         Section 14.2 Withholding of Certain Amounts Attributable to Interests of Foreign Partners

         A. In the event that either (i) the Partnership's actual or deemed amount realized upon disposition of any United States Real Property Interest is attributed to a Foreign Partner or (ii) the Partnership makes a distribution to any Foreign Partner:

                  (i) Any tax required to be withheld under Sections 1445 or 1446 of the Code shall be charged to that Foreign Partner's Capital Account as if the amount of such tax had been distributed to such Partner;

                  (ii) The General Partners shall have the right to make a loan to the Partnership in an amount equal to the amount of tax required to be withheld pursuant to Sections 1445 or 1446 of the Code to the extent that cash is needed to make the required withholding payment attributable to that Foreign Partner; and

                  (iii) The General Partners may retain appropriate portions of a Foreign Partner's distributions until any withholding obligations relating to that Foreign Partner are satisfied and may apply such distributions to repay any loan made pursuant to Section 14.2A(ii) hereof.

         B. For purposes of this Section 14.2, any Partner who fails to provide a certification of a non-foreign status within five days after a request to do so by the General Partners shall be treated as a Foreign Person.


ARTICLE 15        MISCELLANEOUS

         Section 15.1      Law Governing

         This Agreement shall be governed by and construed in accordance with the laws of the State applicable to contracts made and to be performed entirely therein.

         Section 15.2      Power of Attorney

         Each Partner hereby irrevocably constitutes and appoints the Administrative Limited Partner and the President, Vice President and Secretary of the Administrative Limited Partner, his true and lawful attorney-in-fact and agent with full power and authority to act in his name, place and stead to execute, acknowledge, swear to, deliver, file, record and publish any document requisite to carrying out the intention and purposes of the Partnership and this Agreement, including, but not limited to, the execution, acknowledgment, swearing to, delivery, filing, recording and publication of this Agreement and amendments hereto, documents, conveyances, leases, contracts, loan documents and/or counterparts thereof, the execution and filing of appropriate documents with any Credit Agency or any Lender, and all other documents which such persons reasonably deem necessary or appropriate:

                  A. To qualify or continue the Partnership as a limited partnership;

                  B.       To reflect an amendment of this Agreement;

                  C. To accomplish the purposes and carry out the powers of the Partnership as set forth in this Agreement;

                  D. To reflect the dissolution and termination of the Partnership; or

                  E.  To   effect   transfers,   admissions,   Withdrawals   and
         substitutions of Partners as specifically provided under the terms of this Agreement.

The power of attorney hereby granted is a special power of attorney coupled with an interest and shall survive the subsequent death, incompetency, disability, incapacity, dissolution, Bankruptcy or termination of any Partner. No Person shall take any action as an attorney-in-fact of a Limited Partner which is not expressly authorized by the terms of this Agreement or which would in any way increase the liability of the Limited Partner beyond the liability expressly set forth in this Agreement or which would otherwise materially adversely affect the Limited Partner.

         Section 15.3      Counterparts

         This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart thereof.

         Section 15.4      Separability of Provisions

         Each provision of this Agreement shall be considered separate and if for any reason any provision or provisions herein (i) are determined to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid or (ii) would cause the a Limited Partner to be liable for the obligations of the Partnership (other than under the rules, directives and regulations of any Credit Agency) under the laws of the State as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

         Section 15.5      Address and Notice

         All notices, demands, solicitations of consent or approval, and other communications hereunder required or permitted shall be in writing and shall be deemed to have been given (i) when personally delivered or telecopied, (ii) one business day after the date when deposited with an overnight courier or (iii) five days after the date when deposited in the United States mail and sent postage prepaid by registered or certified mail, return receipt requested, addressed as follows:

         A. If to the Partnership and/or the General Partners, to the intended recipient at:

Homes for America Holdings, Inc.
1725 DeSales Street, NW, Suite 300
Washington, D.C.  20036
Attn:  Robert MacFarlane

with a copy to:

Chernove & Associates
228 N. Plymouth Blvd.
Los Angeles, CA  90004-3834
Attn:  Sheldon Chernove, Esq.

         B. If to the Investor Limited Partner and/or the Administrative Limited Partner, to the intended recipient at:

Alliant Asset Management Company LLC
12424 Wilshire Boulevard
Suite 1030
Los Angeles, California  90025
Attn:  Shawn Horwitz

with a copy to:

Peabody & Brown
101 Federal Street
Boston, Massachusetts  02110
Attn:  Robert H. Adkins, P.C.
Re:  Matter 31108-12

         Section 15.6      Computation of Time

         In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included.

         Section 15.7      Titles and Captions

         All article and section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

         Section 15.8      Entire Agreement

         This Agreement, together with the Exhibits and Schedules hereto, contains the entire understanding between and among the parties and supersedes any prior understandings and agreements between and among them respecting the subject matter of this Agreement.

         Section 15.9      Agreement Binding

         This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives and permitted successors and assigns of the parties hereto.

         Section 15.10     Parties in Interest

         Nothing herein shall be construed to be for the benefit of or enforceable by any third party including, but not limited to, any creditor of the Partnership.

         Section 15.11     Amendments; Other Actions

         A. This Agreement may not be amended except by the General Partners with the Consent of all Partners, and, in each case, the approval, if required, of each Credit Agency. In particular but not limiting the foregoing, all Partners must give their Consent in writing to any amendment which would (i) extend the term of the Partnership as set forth in Section 12.1 hereof, (ii) amend this Section 15.11, (iii) increase or extend the liability or obligation of the Investor Limited Partner or the Administrative Limited Partner, (iv) increase the amount of Capital Contributions payable by the Investor Limited Partner or the Administrative Limited Partner, (v) accelerate the date of payment of any portion of the Investor Limited Partner Contribution, (vi) alter the distribution or allocation to the Partners of any profits and losses and distributions of the Partnership or (vii) alter the rights, powers and duties of a General Partner without such General Partner's Consent.

         B. Notwithstanding any other provision of this Agreement, no action may be taken under this Agreement unless such action is taken in compliance with the provisions of the Uniform Act.

         Section 15.12     Survival of Representations, Warranties and
Agreements

         All representations, warranties and agreements shall survive until the dissolution and termination of the Partnership, except to the extent that a representation, warranty or agreement expressly provides otherwise.

         Section 15.13     Further Assurances

         The Partners shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

         Section 15.14     Remedies Cumulative

         No remedy conferred upon or reserved to the Partnership or any Partner by this Agreement is intended to be exclusive of any other remedy. Each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Partnership or any Partner hereunder or now or hereafter existing at law or in equity or by statute.

         Section 15.15     Attorneys' Fees

         In the event that any court or arbitration proceeding is brought under or in connection with this Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses, and reasonable attorneys' fees incident to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor the final judgment or award is entered in any such judicial or arbitration proceeding.

         Section 15.16     Meetings

         Meetings of the Partnership may be called by the General Partners, the Administrative Limited Partner or the Investor Limited Partner for any matters for which the Partners may vote as set forth in this Agreement or to obtain information concerning the Partnership. A list of names and addresses of all Partners shall be maintained as part of the books and records of the Partnership and shall be made available upon request to any Partner or its representative at no cost. Upon receipt of a request from any Person entitled to call a meeting stating the purposes of the meeting, the General Partners or the Administrative Limited Partner shall provide the Partners, within ten days after receipt of such request, notice of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of such request, at a time and place within or without the State convenient to the Partners. Included within the notice shall be a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Investor Limited Partner and any proposed amendment to this Agreement. Said notice shall provide for proxies or written consents which specify a choice between approval and disapproval of each matter to be acted upon at a meeting. A Majority in Interest of Limited Partners entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting.

         Section 15.17     Enforceability

         It is agreed that the rights granted to the Administrative Limited Partner and the Investor Limited Partner hereunder are of a special and unique kind and character and that, if there is a breach by the General Partners of any material provision of this Agreement, the Administrative Limited Partner and the Investor Limited Partner would not have any adequate remedy at law. It is expressly agreed, therefore, that the rights of the Administrative Limited Partner and the Investor Limited Partner hereunder shall be enforceable by a decree of specific performance. Such remedy shall be cumulative and not exclusive and shall be in addition to any and all other remedies the Administrative Limited Partner and the Investor Limited Partner may have pursuant to this Agreement, at law, or in equity.

         Section 15.18     HUD Provisions

         If the loan is to be insured by HUD, acting by and through the Federal Housing Administration ("FHA") the Partnership must comply with the HUD requirements which can be found, in part, in the instructions to the Regulatory Agreement and HUD Notice H 95-66 dated July 25, 1995.

         In addition to being a single asset entity with a term longer than the term of the mortgage, HUD requires that the Partnership formation documents contain the following provisions:

         A. So long as the Secretary of The Department of Housing and Urban Development ("Secretary") or the Secretary's successors or assigns is the insurer or holder to the note secured by the mortgage on Prairie Village
Apartments, in Elkhart, Indiana ( "Apartment Complex"), no amendment to this Partnership Agreement that results in any of the following will have any force or effect without the prior written consent of the Secretary:

                  (a) Any amendment that modified the term of the Partnership Agreement;
                  (b) Any amendment that activities the requirements that a HUD previous participation certification be obtained from any additional partner;
                  (c) Any amendment that in any way affects the note, the mortgage, the security agreement or the regulatory agreement between HUD and the Partnership (the "Regulatory Agreement");
                  (d) Any amendment that would authorize any partner other than the managing general partner to bind the Partnership for all matters concerning the Apartment Complex which require HUD's consent or approval;
                  (e) Any change in the General Partners;
                  (f) Any change in a Guarantor of any obligation to the Secretary, or
                  (g) Any amendment of any provision which has been added to this Partnership Agreement pursuant to HUD requirements.

         B. The Partnership is authorized to execute the note, mortgage, security agreement, Regulatory Agreement and the other loan documents required by the Secretary.

         C. Any incoming partner must as a condition of receiving an interest in the Partnership agrees to be bound by the note, mortgage, security agreement and Regulatory Agreement and any other document required in connection with the FHA insured loan to the same extent and on the same terms as the other partners.

         D. Notwithstanding any other provision contained herein, upon any dissolution, no title or right to possession and control of the Apartment Complex, and no right to collect the rents from the Project, shall pass to any person who is not bound by the Regulatory Agreement in a manner satisfactory to the Secretary.

         E. Notwithstanding any other provision contained herein, in the event that any provision of this Partnership Agreement conflicts with the Regulatory Agreement, the provision of the Regulatory Agreement shall control.

         F. So long as the Secretary or the Secretary's successors or assigns is the issuer or holder of the note on the Apartment Complex, (i) the Partnership may not voluntarily be dissolved and (ii) the General Partner may not be voluntarily changed to a limited liability company without the prior written consent of the Secretary.

         G. All partners of the Partnership, and any assignee of a partner, agree to be liable in their individual capacities to HUD with respect to the following matters:

         (a) For funds or property of the Apartment Complex coming into their hands, which by the provisions of the Regulatory Agreement, they are not entitled to retain; and

         (b) For their own acts and deed, or acts and deeds of others which they have authorized, in violation of the provisions of the Regulatory Agreement.

         H. Any partner, including any incoming partner, upon assuming any of the following positions must meet the applicable requirements for HUD previous participation clearance: (i) general partner or (ii) limited partner with a twenty-five percent (25%) or greater financial interest in the Partnership.

[Page 77 ends here]





         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


GENERAL PARTNER(S):

Prairie Village - Homes for America, Inc., an Indiana corporation

        /s/ Robert  A. MacFarlane
By:    -------------------------------
       Robert A. MacFarlane, President


PREEXISTING LIMITED PARTNER(S):

Homes For America Holdings, Inc., a Nevada corporation

             /s/ Robert  A. MacFarlane
By:   -------------------------------------
       Robert A. MacFarlane, President


INVESTOR LIMITED PARTNER:

Alliant Tax Credit Fund V Limited Partnership, a Massachusetts limited partnership

By:    Alliant V LLC, a Massachusetts limited liability company

       By:    Alliant, Inc., a Florida corporation, its manager

                    /s/ Shawn Horwitz
              By:   ------------------------------
                    Shawn Horwitz, President


ADMINISTRATIVE LIMITED PARTNER:

Alliant Tax Credit V, Inc., a Florida corporation

        /s/ Shawn Horwitz
By:   ------------------------------
       Shawn Horwitz, President







ACKNOWLEDGMENTS


STATE OF ___________________                )
                                            ) ss.
COUNTY OF ________________                  )

         On ___________________, 199__ before me, the undersigned, a Notary Public in and for said State, personally appeared Robert A. MacFarlane, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of Prairie Village - Homes for America, Inc. the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument.

         WITNESS my hand and official seal.


                        -----------------------------------
                        Notary Public


STATE OF ___________________                )
                                            ) ss.
COUNTY OF ________________                  )

         On ___________________, 199__ before me, the undersigned, a Notary Public in and for said State, personally appeared Robert A. MacFarlane, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of Homes For America Holdings, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument.


         WITNESS my hand and official seal.


                            -----------------------------------
                            Notary Public


STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF _________________                 )

         On ______________________, 199___ before me, the undersigned, a Notary Public in and for said State, personally appeared Shawn Horwitz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as (a) the President of Alliant, Inc., which is the manager of Alliant V, LLC, which is the general partner of Alliant Tax Credit Fund V Limited Partnership, and (b) the President of Alliant Tax Credit V, Inc., and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


         WITNESS my hand and official seal.


                               -----------------------------------
                               Notary Public

PARTNER INFORMATION SCHEDULE
TO THE
AMENDED AND RESTATED AGREEMENT
OF LIMITED PARTNERSHIP OF

MIDDLEBURY ELKHART, L.P.



Name and Address                                         Capital Contribution

General Partners:

Prairie Village - Homes for America, Inc.                        $100.00
1725 DeSales Street, Suite 300
Washington, D.C.  20036

Administrative Limited Partner:

Alliant Tax Credit V, Inc.                                       $100.00
12424 Wilshire Boulevard, Suite 1030
Los Angeles, California  90025

Investor Limited Partner:

Alliant Tax Credit Fund V Limited Partnership                 $1,060,506
12424 Wilshire Boulevard, Suite 1030        (subject to  adjustment  as provided
Los Angeles, California  90025                                in this Agreement)

SCHEDULE TO
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
MIDDLEBURY ELKHART, L.P.


         As used in the Agreement, the following references to the following matters set forth in the Schedule shall be to the following:

============================== =========== =====================================
Term                           Reference   Description or Definition
                               in Document
============================== =========== =====================================
Accountant                     Definition  Thomas V. Stephen & Company
============================== =========== =====================================
Architect                      Definition  CTG Associates, Inc.
============================== =========== =====================================
Bonds                          Definition  Tax-exempt first lien Series A Bonds
                                           issued by the City of Elkhart,
                                           Indiana  in the  amount of
                                           $2,380,000. Taxable second lien
                                           Series B Bonds issued by the City of
                                           Elkhart, Indiana in the amount of
                                           $850,000.
============================== =========== =====================================
Completion Date                Definition  September 30, 1999
============================== =========== =====================================
Construction                   Definition  Rehabilitation
============================== =========== =====================================
Construction Agreements        Definition  Dated July 17,  1998  between  Homes
                                           for  America Holdings, Inc. and Mast
                                           Construction LLC
============================== =========== =====================================
Contractor                     Definition  Mast Construction LLC
============================== =========== =====================================
Credit Allocation              Definition  $129,460 annually
============================== =========== =====================================
Lender                         Definition  The Patrician Financial Company
                                           Limited Partnership
============================== =========== =====================================
Mortgage Loan                  Definition  Construction/permanent financing in
                                           the amount of $3,235,000 provided by
                                           the Lender and funded from the
                                           proceeds of the Bonds.
============================== =========== =====================================
Original Agreement             Definition  Dated July 21, 1997
============================== =========== =====================================
Original Certificate           Definition  Certificate of Limited Partnership
                                           dated July 16, 1997 and filed with
                                           the Indiana Secretary of State on
                                           July 23, 1997.
============================== =========== =====================================
Projected Credits              Definition  $33,230 for 1999, $124,750 for 2000,
                                           $129,330 per year for 2001 through
                                           2008,  and $100,680 for 2009.
============================== =========== =====================================
Tax Credit Percentage          Definition  82.0%
============================== =========== =====================================
Principal Office               ss.2.2      One North Capital Avenue
                                           Indianapolis, IN 46204
============================== =========== =====================================
Resident Agent                 ss.2.3      CT Corporation System
============================== =========== =====================================
Capital Contribution of                    $100
General Partners               ss.3.1
============================== =========== =====================================
Closing Date                   ss.3.9      December 16, 1998
============================== =========== =====================================
Development Services Agreement ss.3.9B(iv) Dated August 1, 1998
============================== =========== =====================================
Operating Deficit Guaranty     ss.5.9C     36 months following the date Rental
Period                                     Achievement is achieved
============================== =========== =====================================
Operating Deficit Reserve      ss.5.9D     $120,000
Amount
============================== =========== =====================================
Initial Management Agent       ss.6.6E     Mathews Click Revel & Henry, LLC
============================== =========== =====================================
First Year of Credit Period    ss.6.10D    1999
============================== =========== =====================================

EXHIBIT A
LEGAL DESCRIPTION

EXHIBIT B
PERSONALTY
Each Tax Credit Apartment Unit will be equipped with the following:

1.       electric range and oven
2.       range hood
3.       dishwasher
4.       refrigerator/freezer
5.       garbage disposal
6.       kitchen cabinets
7.       countertops and sink
8.       air conditioning
9.       carpeting

EXHIBIT C
COMPLETION CERTIFICATE

         THIS CERTIFICATE is made as of ________________, 199_, by the undersigned, an architect duly licensed and registered in the State of Indiana who has prepared final working plans and detailed specifications for ________________ dated _____________, attached hereto as Annex C-1 and referred to in the Partnership Agreement among Alliant Tax Credit Fund V Limited Partnership, a Massachusetts limited partnership ("Investor Limited Partner"), and certain other parties in connection with the construction of improvements on certain real property (the "Improvements"), located in Elkhart, County of Elkhart, State of Indiana, such Improvements being made to a project known as Prairie Village (the "Apartment Complex").

         The undersigned hereby certifies that (i) the Improvements have been completed in substantial accordance with the aforesaid plans and specifications,
(ii) a permanent Certificate of Occupancy and all other permits required for the continued use and occupancy of the Apartment Complex have been issued with respect thereto by the governmental agencies having jurisdiction thereover, and
(iii) the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations.

         This Certificate is made as of the date first written above to induce the Investor Limited Partner to take certain actions under the Partnership Agreement and consummate the transactions contemplated thereby.

ARCHITECT:

CTG Associates, Inc.


By: _________________________
_________________, Principal

EXHIBIT D
DUE DILIGENCE DOCUMENTS

------------------- --------- --------------------------------------------------
                              Documentation/Summary
------------------- --------- --------------------------------------------------
Basic Deal Information - 100
=================== --------- --------------------------------------------------
                    101.      Syndication Agreement/Equity Letter.
=================== --------- --------------------------------------------------
                    102.      Development Team Information.
=================== --------- --------------------------------------------------
                    103.      Apartment Complex Information/Executive Summary.
=================== --------- --------------------------------------------------
                    104.      Investor Limited Partner Investment Committee
                              Package.
=================== --------- --------------------------------------------------
                    105.      Investment Analysis (Final).
=================== --------- --------------------------------------------------
                    106.      Alliant Staff Site Visit Report.
================================================================================
Partnership Information - 200
=================== --------- --------------------------------------------------
                    201.      Initial Agreement forming Partnership.
=================== --------- --------------------------------------------------
                    202.      Amendment to Partnership Agreement.
=================== --------- --------------------------------------------------
                    203.      Initially filed Certificate.
=================== --------- --------------------------------------------------
                    204.      Amendment to Certificate.
=================== --------- --------------------------------------------------
                    205.      Evidence of qualification in foreign jurisdiction.
=================== --------- --------------------------------------------------
                    206.      Partnership Financial Statements.
=================== --------- --------------------------------------------------
                    207.      Partnership Tax Returns.
=================== --------- --------------------------------------------------
                    208.      Guaranty of General Partner Obligations
=================== --------- --------------------------------------------------
                    209.      General Partner Closing Certificate
=================== --------- --------------------------------------------------
                    210.      Historical Audit.
=================== --------- --------------------------------------------------
                    211.      Wire Instructions for Capital Contribution
                              Distributions.
=================== --------- -------------------------------------------------
                    212.      Closing Memo.
===============================================================================
Construction Loan - 300
=================== --------- -------------------------------------------------
                    301.      Application.
=================== --------- -------------------------------------------------
                    302.      Commitment Letter.
=================== --------- -------------------------------------------------
                    303.      Promissory Note.
=================== --------- -------------------------------------------------
                    304.      Loan Agreement.
=================== --------- -------------------------------------------------
                    305.      Mortgage/Deed of Trust.
=================== --------- -------------------------------------------------
                    306.      Regulatory Agreement.
=================== --------- -------------------------------------------------
                    307.      Assignment of Rents.
=================== --------- -------------------------------------------------
                    308.      Assignment   of   construction,   architectural
                              and   engineering documents.
=================== --------- --------------------------------------------------
                    309.      Security Agreement and UCC Financing Statements.
=================== --------- --------------------------------------------------
                    310.      Loan Guaranty.
=================== --------- --------------------------------------------------
                    311.      Legal Opinion.
=================== --------- --------------------------------------------------
                    312.      Loan Disbursement Request.
=================== --------- --------------------------------------------------
                    313.      Replacement Reserve & Security Agreement.
=================== --------- --------------------------------------------------
                    314.      Buy-Sell Agreement.
=================== --------- --------------------------------------------------
                    315.      Agreement for Amendment of Documents.
=================== --------- --------------------------------------------------
                    316.      Representations, Warranty & Indemnity Agreement.
=================== --------- --------------------------------------------------
                    317.      Rent Escrow Agreement.
=================== --------- --------------------------------------------------
                    318.      Non-Transfer Agreement.
=================== --------- --------------------------------------------------
                    319.      Assignment of Rents & Security Agreement.
=================== --------- --------------------------------------------------
                    320.      Account Consent & Acknowledgment Agreement.
=================== --------- --------------------------------------------------
                    321.      Indemnification Agreement.
=================== --------- --------------------------------------------------
                    322.      Amortization Schedule.
=================== --------- --------------------------------------------------
                    323.      Miscellaneous Documents.
================================================================================
Mortgage Loan - 400
=================== --------- --------------------------------------------------
                    401.      Application.
=================== --------- --------------------------------------------------
                    402.      Commitment Letter.
=================== --------- --------------------------------------------------
                    403.      Promissory Note.
=================== --------- --------------------------------------------------
                    404.      Loan Agreement.
=================== --------- --------------------------------------------------
                    405.      Mortgage/Deed of Trust.
=================== --------- --------------------------------------------------
                    406.      Regulatory Agreement.
=================== --------- --------------------------------------------------
                    407.      Assignment of Rents.
=================== --------- --------------------------------------------------
                    408.      Assignment of construction documents.
=================== --------- --------------------------------------------------
                    409.      Security Agreement and UCC Financing Statement.
=================== --------- --------------------------------------------------
                    410.      Loan Guaranty.
=================== --------- --------------------------------------------------
                    411.      Legal Opinion.
=================== --------- --------------------------------------------------
                    412.      Loan Disbursement Request.
=================== --------- --------------------------------------------------
                    413.      Amortization Schedule.
=================== --------- --------------------------------------------------
                    414.      Miscellaneous Documents.
================================================================================
Project Development, Construction Documents - 500
=================== --------- --------------------------------------------------
                    501.      Building Construction Plans
=================== --------- --------------------------------------------------
                    502.      Building Construction Specifications.
=================== --------- --------------------------------------------------
                    503.      Engineer/Architect's Contract.
=================== --------- --------------------------------------------------
                    504.      Construction Contract.
=================== --------- --------------------------------------------------
                    505.      Payment Bond.
=================== --------- --------------------------------------------------
                    506.      Performance Bond.
=================== --------- --------------------------------------------------
                    507.      Development Services/Fee Agreement.
=================== --------- --------------------------------------------------
                    508.      Environmental Phase I Assessment.
=================== --------- --------------------------------------------------
                    509.      Desk Review of Phase I.
=================== --------- --------------------------------------------------
                    510.      Zoning Designation and Availability of Utilities.
=================== --------- --------------------------------------------------
                    511.      Building Permits.
=================== --------- --------------------------------------------------
                    512.      Certificates of Completion/Occupancy.
=================== --------- --------------------------------------------------
                    513.      Construction Cost Breakdown/Schedule.
=================== --------- --------------------------------------------------
                    514.      Geotechnical Report.
=================== --------- --------------------------------------------------
                    515.      Alliant Pre-Construction Analysis Report.
=================== --------- --------------------------------------------------
                    516.      Completion Certificate (Architect).
=================== --------- --------------------------------------------------
                    517.      Purchase and Sale Agreement.
=================== --------- --------------------------------------------------
                    518.      Deed.
=================== --------- --------------------------------------------------
                    519.      Settlement Statement.
=================== --------- --------------------------------------------------
                    520.      Property Tax Bill.
================================================================================
Project Operating Documents - 600
=================== --------- --------------------------------------------------
                    601.      Real Estate Tax Deferral/Abatement Agreement.
=================== --------- --------------------------------------------------
                    602.      Property Management Agreement.
=================== --------- --------------------------------------------------
                    603.      Property Management Plan.
=================== --------- --------------------------------------------------
                    604.      Sources and Uses Statement.
=================== --------- --------------------------------------------------
                    605.      Apartment Lease Form.
=================== --------- --------------------------------------------------
                    606.      Master Lease/Operating Deficit Support Agreement.
=================== --------- --------------------------------------------------
                    607.      Common Facilities Joint Use/Access Services
                              Information.
=================== --------- --------------------------------------------------
                    608.      Pro Formas/Sources and Uses.
=================== --------- --------------------------------------------------
                    609.      Monthly Operating Rates for the Past 12 Months.
=================== --------- --------------------------------------------------
                    610.      Termite Inspection Report and/or Bond.
=================== --------- --------------------------------------------------
                    611.      Current Bank Statement.
=================== --------- --------------------------------------------------
                    612.      Current Bank Statement (Security Deposits).
=================== --------- --------------------------------------------------
                    613.      Laundry Equipment Lease (if applicable).
================================================================================
Low-Income Tax Credit Material - 700
=================== --------- --------------------------------------------------
                    701.      Credit Reservation Application.
=================== --------- --------------------------------------------------
                    702.      Credit Reservation.
=================== --------- --------------------------------------------------
                    703.      Carryover Application.
=================== --------- --------------------------------------------------
                    704.      Carryover Allocation.
=================== --------- --------------------------------------------------
                    705.      Evidence   of   10%   Costs   Incurred    (include
                              accountant's certification, invoices, checks, etc.
=================== --------- --------------------------------------------------
                    706.      Local housing  authority/public  utility
                              determination  of utility allowances.
=================== --------- --------------------------------------------------
                    707.      Credit Allocation/Form 8609.
=================== --------- --------------------------------------------------
                    708.      Confirmation that per building credit  allocations
                              match actual per building low income  tenant
                              occupancy  (project less than 100% low income).
=================== --------- --------------------------------------------------
                    709.      Election to Fix Credit Percentage.
=================== --------- --------------------------------------------------
                    710.      Tax Credit Regulatory Agreement/Restrictive
                              Covenants.
=================== --------- --------------------------------------------------
                    711.      Evidence of ten year holding period; waiver of
                              holding period.
=================== --------- --------------------------------------------------
                    712.      Evidence of eligibility for 130% increase in
                              credit amount.
=================== --------- --------------------------------------------------
                    713.      Evidence of participation by nonprofit sponsor.
=================== --------- --------------------------------------------------
                    714.      Developer Cost Certification or CPA Basis
                              Verification.
=================== --------- --------------------------------------------------
                    715.      Section 42 Compliance Procedures.
=================== --------- --------------------------------------------------
                    716.      Certified Rent Roll (Section 42 rents).
=================== --------- --------------------------------------------------
                    717.      Current Leases w/Income Verification.
=================== --------- --------------------------------------------------
                    718.      Subsidy Agreement (if applicable).
================================================================================
Property Insurance - 800
=================== --------- --------------------------------------------------
                    801.      Builder's Risk Insurance.
=================== --------- --------------------------------------------------
                    802.      Casualty Insurance.
=================== --------- --------------------------------------------------
                    803.      Liability Insurance.
================================================================================
Title Information - 900
=================== --------- --------------------------------------------------
                    901.      Title Policy Commitment.
=================== --------- --------------------------------------------------
                    902.      Title Policy.
=================== --------- --------------------------------------------------
                    903.      Documents evidencing title exceptions.
=================== --------- --------------------------------------------------
                    904.      Property survey w/flood plain certification or
                              As-Built Survey.
================================================================================
Property Financial Information - 1000
=================== --------- --------------------------------------------------
                    1001.     Property Appraisal.
=================== --------- --------------------------------------------------
                    1002.     Property Market Study.
=================== --------- --------------------------------------------------
                    1003.     Property Development Budget.
=================== --------- --------------------------------------------------
                    1004.     Property Operating Budget.
================================================================================
General Partners' Information - 2000
=================== --------- --------------------------------------------------
                    2001.     Resume.
=================== --------- --------------------------------------------------
                    2002.     Financial Statement.
=================== --------- --------------------------------------------------
                    2003.     Questionnaire.
=================== --------- --------------------------------------------------
                    2004.     Credit Check Authorization and Credit Report.
================================================================================
Corporate General Partners - 3000
=================== --------- --------------------------------------------------
                    3001.     Articles of Organization.
=================== --------- --------------------------------------------------
                    3002.     Corporate By-laws.
=================== --------- --------------------------------------------------
                    3003.     Relevant Corporate Votes.
=================== --------- --------------------------------------------------
                    3004.     Controlling Person Information.
================================================================================
Guarantors of Corporate General Partners' Obligations - 4000
=================== --------- --------------------------------------------------
                    4001.     Resume.
=================== --------- --------------------------------------------------
                    4002.     Financial Statement.
=================== --------- --------------------------------------------------
                    4003.     Questionnaire.
=================== --------- --------------------------------------------------
                    4004.     Credit Check Authorization and Credit Report.
================================================================================
Contractor Information - 5000
=================== --------- --------------------------------------------------
                    5001.     Resume.
=================== --------- --------------------------------------------------
                    5002.     Financial Statement.
=================== --------- --------------------------------------------------
                    5003.     Questionnaire.
=================== --------- --------------------------------------------------
                    5004.     Credit Check Authorization and Credit Report.
================================================================================
Architect Information - 6000
=================== --------- --------------------------------------------------
                    6001.     Resume.
=================== --------- --------------------------------------------------
                    6002.     Errors & Omissions Insurance.
================================================================================
Property Management Agent - 7000
=================== --------- --------------------------------------------------
                    7001.     Resume.
=================== --------- --------------------------------------------------
                    7002.     Financial Statement.
=================== --------- --------------------------------------------------
                    7003.     Questionnaire.
=================== --------- --------------------------------------------------
                    7004.     Credit Check Authorization and Credit Report.
=================== ========= ==================================================
                    7005.     Fidelity Bond.
=================== ========= ==================================================

EXHIBIT E
CERTIFICATE

         The undersigned is a duly authorized corporate officer of Prairie Village - Homes for America, Inc., the General Partner of Middlebury Elkhart, L.P., an Indiana limited partnership (the "Partnership"), and hereby certifies to Alliant Tax Credit Fund V Limited Partnership, a Massachusetts limited partnership ("Investor Limited Partner"), and Alliant Tax Credit V, Inc., a Florida corporation (the "Administrative Limited Partner"), in connection with Investor Limited Partner's and the Administrative Limited Partner's acquisition of the Interests (as that and all other capitalized terms used herein are defined in the Partnership Agreement (the "Partnership Agreement") by and among the General Partners, the Investor Limited Partner, the Administrative Limited Partner and certain other parties), as follows:

         1. All action required to be taken by the General Partners prior to the admission of the Investor Limited Partner and the Administrative Limited Partner as Partners of the Partnership has been taken and subject to obtaining the approvals specified in Section 4.1 of the Partnership Agreement and upon (i) compliance with all other terms set forth in the Partnership Agreement, (ii) the execution of the Partnership Agreement by the parties thereto, (iii) the filing or recording such Partnership Agreement or a certificate summarizing the provisions thereof in the appropriate jurisdiction, (iv) the payment of any required filing fees, and (v) any publications required by the partnership laws of the appropriate jurisdiction, then (a) the Administrative Limited Partner will become such an administrative limited partner of the Partnership, (b) the Investor Limited Partner will become the "Investor Limited Partner" of the
Partnership with its liability limited to the Investor Limited Partner Contribution under the Partnership Agreement, and (c) the Investor Limited Partner and the Administrative Limited Partner will be entitled to all the rights of Partners under the Partnership Agreement, as such rights may be limited by laws of the jurisdiction of organization of the Partnership.

         2. All of the representations and warranties of the General Partners set forth in the Partnership Agreement are true and correct in all respects as of the Closing Date as if made thereon and the General Partners have performed all covenants required to be performed by them on or before the Closing.

         3. Chernove & Associates is authorized to rely upon this Certificate in connection with the issuance of any legal and tax opinions by Chernove & Associates to any parties associated with the Partnership.

         This Certificate is made on the date hereof as a condition to Closing under the Partnership Agreement and the Exhibits and Schedules thereto.

Dated as of _____________, 199___


Prairie Village - Homes for America,
Inc.

   /s/ Robert A. MacFarlane
By:-----------------------------
Robert A. MacFarlane, President

EXHIBIT F

GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT is made as of December 1, 1998, is by Homes for America Holdings, Inc. (hereinafter referred to, even if only one, as the "Guarantors"), whose address is set forth below, for the benefit of ALLIANT TAX CREDIT FUND V LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Investor Limited Partner"), whose address is set forth below.

WITNESSETH:

         WHEREAS, Prairie Village - Homes for America, Inc., an Indiana corporation (hereinafter referred to, even if only one, as the "General Partners"), is the general partner of Middlebury Elkhart, L.P., an Indiana limited partnership (the "Partnership");

         WHEREAS the Partnership is governed by its Amended and Restated Agreement of Limited Partnership dated as of date hereof (the "Agreement");

          WHEREAS,  Homes  for  America  Holdings,   Inc.  (the  "Developer"),
a Nevada corporation, and the Partnership entered into that certain Development Agreement dated August 1, 1998 (the "Development Services Agreement");

         WHEREAS, the Investor Limited Partner has been requested to enter into the Agreement with the General Partners;

         WHEREAS, each Guarantor is an affiliate of the General Partners, and believes it shall substantially benefit, directly or indirectly, from the Investor Limited Partner's entering into the Agreement with the General Partners; and

         WHEREAS, as a condition to entering into the Agreement and being admitted to the Partnership, the Investor Limited Partner has required the Guarantors to guarantee to the Investor Limited Partner certain obligations of the General Partners under the Agreement, and certain other items as herein set forth;

         NOW, THEREFORE, in order to induce the Investor Limited Partner to enter into the Agreement and the Partnership in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally covenants and agrees as follows:

         1. Each Guarantor irrevocably and unconditionally fully guarantees the due, prompt and complete performance of each and every one of the following obligations:

                  (a) the payment and performance by the General Partners of each and every one of the following obligations under the following provisions of the Partnership Agreement:

(i) the obligation to effectuate Completion in accordance with the requirements of Section 5.9A;

(ii) the obligation to pay all Development Deficits under Section 5.9B;

(iii) the obligation to fund amounts payable to the Investor Limited Partner by reason of any Tax Credit Shortfalls as provided under Section 3.8;

(iv) the obligation to fund Operating Deficits under Section 5.9C;

(v) the obligation to indemnify against environmental risks under Section 6.7B; and

(vi) the obligations under Section 7.4 in the event of a rescission; and

(b) the due, prompt and complete payment of all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Investor Limited Partner in the enforcement of this Guaranty Agreement against the Guarantors.

(The obligations described in this Paragraph 1 are hereinafter collectively referred to as the "Indebtedness").

         2. Each Guarantor hereby grants to each of the Limited Partners, in the its uncontrolled discretion, and without notice to any Guarantor, the power and authority to deal in any lawful manner with the Indebtedness and the other obligations guaranteed hereby, and without limiting the generality of the foregoing, further power and authority, from time to time:

                  (A) to renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness;

                  (B) to modify or to waive any of the terms of the Agreement, the Development Agreement and/or any other obligations guaranteed hereby;

                  (C) to take and hold security for the payment of the Indebtedness and/or performance of the other obligations guaranteed hereby and to impair, exhaust, exchange, enforce, waive or release any such security;

                  (D) to direct the order or manner of sale of any such security as the Limited Partners, in their discretion, may determine;

                  (E) to grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations guaranteed hereby;

                  (F) to release or waive rights against any one or more Guarantors without releasing or waiving any rights against any other Guarantor; and/or

                  (G) to agree to any valuation by the Limited Partners of any collateral securing payment of any of the Indebtedness in any proceedings under the United States Bankruptcy Code concerning either Limited Partner or the Guarantors.

         The liability of each Guarantor hereunder shall not be affected, impaired or reduced in any way by any action taken by any Limited Partner under the foregoing provisions or any other provision hereof, or by any delay, failure or refusal of any Limited Partner to exercise any right or remedy it may have against the General Partners or any other person, firm or corporation, including other guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

         3. The Guarantors agree that if any of the Indebtedness is not fully and timely paid or performed according to the tenor thereof, whether by acceleration or otherwise, the Guarantors shall immediately, upon receipt of written demand therefor from either Limited Partner, pay all of the Indebtedness hereby guaranteed in like manner as if the Indebtedness constituted the direct and primary obligation of the Guarantors. The Guarantors shall not have any right of subrogation as a result of any payment hereunder or any other payment made by the Guarantors or a Guarantor on account of the Indebtedness, and each Guarantor hereby waives, releases and relinquishes any claim based on any right of subrogation, any claim for unjust enrichment or any other theory that would entitle a Guarantor to a claim against the General Partners based on any payment made hereunder or otherwise on account of the Indebtedness.

         4. This Guaranty Agreement and the obligations of the Guarantors hereunder shall be continuing and irrevocable until the Indebtedness has been satisfied in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by a Limited Partner from a Guarantor under or with respect to this Guaranty Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference or fraudulent transfer under insolvency, bankruptcy or reorganization laws), then Guarantors' obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by the Limited Partner, and Guarantors' obligations hereunder shall continue to be effective or be reinstated as to such payment, all as though such previous payment to the Limited Partner had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty Agreement, and shall remain a valid and binding obligation of each Guarantor until satisfied.

         5. Each Guarantor hereby waives notice of acceptance of this Guaranty Agreement by the Limited Partners and this Guaranty Agreement shall immediately be binding upon each Guarantor. Any Guarantor who executes this Agreement shall be fully bound hereby regardless of whether or not any other Guarantor subsequently executes this Guaranty Agreement.

         6. Each Guarantor hereby waives and agrees not to assert or take advantage of:

                  (A) any right to require the General Partners to proceed against any other person or to proceed against or exhaust any security held by the General Partners at any time or to pursue any other remedy in the General Partner's power before proceeding against any one or more Guarantors hereunder;

                  (B) any right to require any Limited Partner to proceed against the General Partners or any other person or to proceed against or exhaust any security held by a Limited Partner at any time or to pursue any other remedy in Limited Partner's power before proceeding against any one or more Guarantors hereunder;

                  (C) the defense of the statute of limitations in any action hereunder or in any action for the collection of the Indebtedness or the performance of any other obligations guaranteed hereby;

                  (D) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of a Limited Partner to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

                  (E)  except  as  otherwise   provided   for  herein,   demand,
         presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of a Limited Partner or any endorser or creditor of a Limited Partner or any Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by a Limited Partner or in connection with the Indebtedness;

                  (F) any defense based upon an election of remedies by a Limited Partner, the right of Guarantors to proceed against a Limited Partner for reimbursement, or both;

                  (G) any election by a Limited Partner to exercise any right or remedy it may have against the Partnership or any security held by a Limited Partner, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantors hereunder, except to the extent the indebtedness has been paid, and the Guarantors waive any default arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantors against the Partnership or any such security whether resulting from such election by a Limited Partner or otherwise. The Guarantors understand that if all or any part of the liability of the Partnership to each Limited Partner for the Indebtedness is secured by real property the Guarantors shall be liable for the full amount of their liability hereunder, notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantors' right to proceed against the Partnership; and

                  (H) all duty or obligation on the part of the Limited Partners to perfect, protect, not impair, retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby.

         7. All existing and future indebtedness of the General Partners to the Guarantors or to any person controlled or owned in whole or in part by any of the Guarantors and, the right of the Guarantors to withdraw or to cause or permit any person controlled or owned in whole or in part by any of the Guarantors to withdraw any capital invested by any Guarantor or such person in the General Partners, is hereby subordinated to the Indebtedness at any time after a default exists and continues under the Indebtedness. Furthermore, without the prior written Consent of the Investor Limited Partner, such subordinated indebtedness shall not be paid and such capital shall not be withdrawn in whole or in part nor shall any Guarantor accept or cause or permit any person controlled or owned in whole or in part by a Guarantor to accept any payment of or on account of any such subordinated indebtedness or as a withdrawal of capital at any time after a default exists under the Indebtedness for as long as such default continues. Any payment received by the Guarantors in violation of this Guaranty Agreement shall be received by the person to whom paid in trust for the Limited Partners, and Guarantors shall cause the same to be paid to the Limited Partners immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of the Guarantors under this Guaranty Agreement.

         8. The amount of each Guarantor's liability and all rights, powers and remedies of the Limited Partners hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Limited Partners under the Agreement, any document or agreement relating in any way to the terms and provisions thereof or otherwise by law. With respect to each Guarantor, this Guaranty Agreement is in addition to and exclusive of the guaranty of any other Guarantor executing this Guaranty Agreement or any other person or entity which guarantees the Indebtedness and/or the other obligations guaranteed hereby.

         9. The liability of each Guarantor under this Guaranty Agreement shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectability. The obligations of each Guarantor hereunder are independent of the obligations of the General Partners or any other party which may be initially or otherwise responsible for performance or payment of the obligations hereunder guaranteed and each other Guarantor, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against any one or more Guarantors, whether or not the General Partners are joined therein or a separate action or actions are brought against the General
Partners. The Limited Partners may maintain successive actions for other defaults. The Limited Partner's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full.

         10. Each Limited Partner, in its sole discretion, may at any time enter into agreements with the General Partners or with any other person to amend, modify or change the Agreement or any document or agreement relating in any way to the terms and provisions thereof, or may at any time waive or release any provision or provisions thereof and, with reference thereto, may make and enter into all such agreements as the Limited Partner may deem proper or desirable, without any notice or further assent from any Guarantor and without in any manner impairing or affecting this Guaranty Agreement or any of the rights of the Limited Partners or each Guarantor's obligations hereunder.

         11. The Guarantors hereby agree to pay to the Limited Partners, upon demand, reasonable attorneys' fees and all costs and other expenses which the Limited Partners expend or incur in collecting or compromising the Indebtedness or in enforcing this Guaranty Agreement against each Guarantor whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses incurred by the Limited Partners in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving a Guarantor which in any way affect the exercise by the Limited Partners of their rights and remedies hereunder. Any and all such costs, attorneys' fees and expenses not so paid shall bear interest at an annual interest rate equal to the lesser of (i) 18%, or (ii) the highest rate permitted by applicable law, from the date incurred by the Limited Partners until paid by the Guarantors.

         12. Should any one or more provisions of this Guaranty Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

         13. No provision of this Guaranty Agreement or right of the Limited Partners hereunder can be waived nor can any Guarantor be released from such Guarantor's obligations hereunder except by a writing duly executed by the Limited Partners or otherwise as expressly provided for herein. This Guaranty Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by both Limited Partners.

         14. If only one party hereto constitutes "Guarantors," then the plural context of any reference thereto herein shall be deemed to refer to the single party which constitutes "Guarantors" herein. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company. firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

         15. If any or all of the Indebtedness is assigned by the Limited Partners, this Guaranty Agreement shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned, each Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting such Guarantor's liability hereunder for any part of the Indebtedness retained by such Limited Partner.

         16. Each Guarantor (if there is more than one Guarantor) is jointly and severally liable with each other Guarantor.

         17. This Guaranty Agreement shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of the Limited Partners and Guarantors.

         18. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case, such Federal law shall so govern and be controlling. In any action brought under or arising out of this Guaranty Agreement, each Guarantor hereby consents to the jurisdiction of any competent court within the State of Florida and consents to service of process by any means authorized by the laws of such state. Except as provided in any other written agreement now or at any time hereafter in force between the Limited Partners and any Guarantor, this Guaranty Agreement shall constitute the entire agreement of the Guarantors with the Limited Partners with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Limited Partners or any Guarantor unless expressed herein.

         19. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with Federal Express for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

        Investor Limited Partner:     c/o Alliant Asset Management Company, LLC
                                      12424 Wilshire Blvd., Suite 1030
                                      Los Angeles, California 90025
                                      Attn: Shawn Horwitz, President
                                      Tel: (310) 820-1685
                                      Fax: (310) 820-1575

                  Guarantor:  1725 DeSales Street, NW, Suite 300
                              Washington, DC 20036
                               Tel: (202) 785-9191
                               Fax: (202) 785-9717

All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with Federal Express or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with Federal Express or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with Federal Express or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         20. Each Guarantor hereby agrees that this Guaranty Agreement, the Indebtedness and all other obligations guaranteed hereby, shall remain in full force and effect at all times hereinafter until paid and/or performed in full notwithstanding any action or undertakings by, or against, the Limited Partners, any Guarantor, and/or any partner of the Investor Limited Partner in any proceeding in the United States Bankruptcy Court, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Investor Limited Partner pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time to time.

         21. Any married person who signs this Guaranty hereby agrees that recourse may be had against his or her separate property for all of his or her obligations.

         22. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty Agreement may be detached from any counterpart of this Guaranty Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty Agreement identical in form hereto but having attached to it one or more additional signature pages. Execution by any Guarantor shall bind such Guarantor regardless of whether any one or more other Guarantors execute this Guaranty Agreement.

         23. In the event that Guarantors incur costs, including reasonable legal fees and expenses, to defend any suit brought on this Guaranty Agreement which suit results in a determination that the Limited Partners' claims were without merit, the Limited Partners shall reimburse Guarantors for such costs.

         IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty Agreement as of the day and year first above written.

GUARANTORS:

HOMES FOR AMERICA HOLDINGS, INC.

    /s/ Robert A. MacFarlane
By:---------------------------------
Robert A. MacFarlane, President

EXHIBIT G
LOW INCOME HOUSING TAX CREDIT CERTIFICATE

         THIS CERTIFICATE is made to Alliant Tax Credit Fund V Limited Partnership as of December 1, 1998, by Prairie Village - Homes for America, Inc. an Indiana corporation (referred to herein, even if only one, as the "General Partners"), the general partner of Middlebury Elkhart, L.P., an Indiana limited partnership (the "Partnership"), with reference to the following facts:

WHEREAS:

         A. The Partnership is the owner of the Prairie Village apartment complex located in Elkhart, Indiana (the "Apartment Complex");

         B. Alliant Tax Credit Fund V Limited Partnership, a Massachusetts limited partnership ("Investor Limited Partner"), organized for the purpose, inter alia, of acquiring limited partner interests in limited partnerships owning housing projects that qualify for low-income housing tax credits (the "Housing Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"), desires to acquire an investor limited partner interest and Alliant Tax Credit V, Inc., a Florida corporation (the "Administrative Limited Partner"), desires to acquire an administrative limited partner interest (collectively, the "Interests") in the Partnership; and

         C. Counsel to the Partnership has been requested to render a tax opinion as to the availability of Housing Tax Credits with respect to the Apartment Complex; and

         D. All terms not defined herein shall have the meaning set forth in the Amended and Restated Agreement of the Partnership dated as of December 1, 1998.

         NOW, THEREFORE, to induce the Investor Limited Partner and the Administrative Limited Partner to acquire the Interests and to induce counsel to the Partnership to render a tax opinion as to the availability of Housing Tax Credits with respect to the Apartment Complex, the General Partners hereby certify that the following are true and correct on the date hereof and will remain true and correct throughout the Compliance Period and that the General Partners shall take no action which would make any of the following untrue:

         1. The Apartment Complex, consisting of 6 residential buildings, is comprised of 120 residential rental units (whether or not occupied). The aggregate square footage of the portions of the Apartment Complex is as follows:


Type:               Tax Credit           Market Rate          Commercial
                    Apartment Units      Apartment Units      Space
------------------------------------------------------------------------------
Number of units:    120                      0                    0
------------------------------------------------------------------------------
Aggregate square    99,158                   0                    0
feet:               (121,279 inc.
                    common area)
------------------------------------------------------------------------------

         2. Each of the Tax Credit Apartment Units will be occupied by tenants whose income is 50% or less of area median gross income, i.e., a family or individuals whose total income, determined in a manner consistent with the determination of lower income families or individuals under Section 42 of the Code and Section 8 of the United States Housing Act of 1937 ("Section 8"), does not exceed the amount set forth in Column C below:

-------------------------- ------------------------------ ----------------
A                          B                              C
---------------- ------------------------------ -------------------------
(Family  Size    HUD  Established  Area Median  50% of  HUD  Established
or  Number       Gross Income                    Area Median Gross Income
of Individuals)
---------------- ------------------------------ -------------------------
1                                               $16,870
---------------- ------------------------------ -------------------------
---------------- ------------------------------ -------------------------
2                                               $19,280
---------------- ------------------------------ -------------------------
---------------- ------------------------------ -------------------------
3                                               $21,690
---------------- ------------------------------ -------------------------
---------------- ------------------------------ -------------------------
4                                               $24,100
---------------- ------------------------------ -------------------------
---------------- ------------------------------ -------------------------
5                                               $26,028
---------------- ------------------------------ -------------------------
---------------- ------------------------------ -------------------------
6                                               $27,956
---------------- ------------------------------ -------------------------


         With respect to each Tax Credit Apartment Unit, the gross rent does not exceed 30% of the income limitation indicated in Column C above for the family size or number of individuals indicated in Column A above. For this purpose, (i) the size of the family or number of individuals occupying a unit will be deemed to be (a) one, if the unit does not have a separate bedroom, or (b) one and one-half multiplied by the number of separate bedrooms, if the unit has one or more separate bedrooms, and (ii) gross rent does not include payments made on behalf of the tenant under Section 8 or any comparable rental assistance program, but does include any utility allowance (other than for telephone).

         The Tax Credit Apartment Units are identified as follows:

-------------- --------- --------------------- -------------- -----------------
Unit           Number of  Date of First        Tenant's Name  Income
Designation    Separate   Occupancy for Tax                   Certification
               Bedrooms   Credit Purposes                     Based On:

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-------------- --------- --------------------- -------------- -----------------
-------------- --------- --------------------- -------------- -----------------

-------------- --------- --------------------- -------------- -----------------
-------------- --------- --------------------- -------------- -----------------

-------------- --------- --------------------- -------------- -----------------

Key to Income Certification Basis:

------------------ -------------------------------------------------------------
Section 8:         Tenant receipt of Section 8 subsidies
------------------ -------------------------------------------------------------
------------------ -------------------------------------------------------------
Senior Exemption:  Tenant receipt of senior citizen rent increase exemption certificate
------------------ -------------------------------------------------------------
------------------ -------------------------------------------------------------
Public Assistance: Tenant receipt of public assistance benefits
------------------ -------------------------------------------------------------
------------------ -------------------------------------------------------------
Other: (Describe specifically: e.g., income tax return, income tax certification, etc.)
------------------ -------------------------------------------------------------

         3. The adjusted bases and fair market values of the units and the other components of the Apartment Complex as of the last day of the first taxable year of the "Credit Period" (as defined in Section 42(f)(1) of the Code) are reasonably expected to be as follows:

--------------------------------- --------------------- --------------------
Property                          Adjusted Basis        Fair Market Value
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Residential rental units          $729,000              $
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Non-residential property          $0                    $
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Depreciable  property  used
in common  areas or  provided
as  comparable amenities to all
residential  rental units for
which no separate  charge is made $                     $
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Land                              $75,000               $
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Other assets                      $                     $
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Total:                            $                     $
--------------------------------- --------------------- --------------------

         As of _________________, 199___, the adjusted basis of the Apartment Complex will be at a minimum $________________.

         4. Expenditures have been and are being made with respect to the Apartment Complex which are chargeable to capital account and incurred for property of a character subject to the allowance for depreciation in connection with the rehabilitation of one or more buildings (but not to acquire a building or an interest therein) in the Apartment Complex. All such expenditures will be made during a period of 24 months or less ending on or before December 31, 1999, by which date such construction will be completed. Such expenditures with respect to each building during such period, as well as the adjusted basis of each building (ignoring depreciation deductions) as of the first day of such period, are as follows:

-------- ----------------------- ------------------ --------------
Building Expenditures  Adjusted   Low-Income Units  Amount of
         Basis  of Building       Rehabilitated     Expenditures
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#1       $399,560                12                 $399,560
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#2       $399,560                12                 $399,560
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#3       $600,972                18                 $600,972
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#4       $802,385                24                 $802,385
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#5       $802,385                24                 $802,385
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------
#6       $591,249                30                 $591,249
-------- ----------------------- ------------------ --------------
-------- ----------------------- ------------------ --------------

-------- ----------------------- ------------------ --------------

         5. No grants, federally funded or otherwise, were or will be made with respect to the Apartment Complex or the operation thereof except as follows:

 ----------- --------------- ---------------------------
 Grant       Amount          Portion Federally Funded
 ----------- --------------- ---------------------------
 ----------- --------------- ---------------------------
 NONE        $               $
 ----------- --------------- ---------------------------
 ----------- --------------- ---------------------------
             $               $
 ----------- --------------- ---------------------------

         6. None of the adjusted basis of the Apartment Complex is or will be attributable to amounts as to which an election has been or will be made under
Section 167(k) of the Code.

         7. The Apartment Complex has not received and will not receive any federal loan assistance except as follows:

--------------------------- --------------------- --------------------------
Federal Loan Program        Mortgage Balance      Maturity Date
--------------------------- --------------------- --------------------------
--------------------------- --------------------- --------------------------
HUD 221(d)(4)               $3,236,900            31.42 years
--------------------------- --------------------- --------------------------
--------------------------- --------------------- --------------------------
                            $
--------------------------- --------------------- --------------------------

         8. The following amounts of the adjusted basis of each building were financed either (i) by obligations, the interest on which is tax-exempt under
Section 103 of the Code, or (ii) with the proceeds of a "below-market Federal loan" (as defined in Section 42(i)(2) (D) of the Code):

--------------------- -------------------- -------------------------
Total Adjusted Basis  Financed by Tax      Financed  by  Below
                      Exempt Obligations   Market  Federal Loan
--------------------- -------------------- -------------------------
$3,596,111            $2,380,000           NONE
--------------------- -------------------- -------------------------

         9. At least 50% of the aggregate basis of each building of the Apartment Complex and the land on which such building is or will be located, for purposes of Section 42(h)(4) of the Code, will be financed by the proceeds of tax-exempt bonds which were issued under the volume limitations pursuant to
Section 146 of the Code.

         10. No part of the Apartment Complex nor its operation has been, directly or indirectly, financed at any time with either (1) an obligation the interests on which is exempt from tax under Section 103 of the Code or (2) any loan funded in whole or in part, directly or indirectly, with federal funds (other than funds provided pursuant to Section 106, 107 or 108 of the Housing and Community Development Act of 1974) if the interest rate payable on such loan is less than the applicable federal rate in effect under Section 1274(d)(1) of the Code (as of the date on which the loan is made).

         11. The construction indebtedness secured by the Apartment Complex will consist solely of the following:

----------------------------- ----------- ------------- ------------------------
Lender                        Mortgage    Mortgage      Indicate Any  Ownership
                              Balance     Maturity Date Relationship Between
                                                        Lender and Partnership
                                                       (or  its Partners)
----------------------------- ----------- ------------- ------------------------
Patrician Financial Company   $3,236,900  31.42 years   NONE
----------------------------- ----------- ------------- ------------------------
----------------------------- ----------- ------------- ------------------------
(converts to permanent loan)
----------------------------- ----------- ------------- ------------------------

         12. The permanent indebtedness secured by the Apartment Complex will consist solely of the following:

------------ ------------------ -------------- -----------------------------
Lender       Mortgage Balance   Mortgage       Ownership       Relationship
                                Maturity Date  Between      Lender      and
                                               Partnership      (or     its
                                               Partners)
------------ ------------------ -------------- -----------------------------
------------ ------------------ -------------- -----------------------------
Same as 11
------------ ------------------ -------------- -----------------------------
------------ ------------------ -------------- -----------------------------

------------ ------------------ -------------- -----------------------------

         All of the permanent indebtedness (collectively, the "Apartment Complex Debt") is nonrecourse as to the Partnership and no person or entity has or will have any personal liability with respect to any portion of such Apartment Complex Debt, except as follows:

                  A. The Partnership Agreement provides for certain guaranties against Operating Deficits, which may affect the nonrecourse nature of the permanent financing.

         13. None of the Apartment Complex Debt is convertible into an equity interest in the Partnership.

         14. By letter dated ________, 199___ (the "Credit Determination Letter"), the Indiana Housing Finance Authority (the "Agency") made the determinations under Section 42(m)(2)(D) of the Code that the Apartment Complex is expected to be eligible for Housing Tax Credit in the annual amount of $129,460. The Credit Determination Letter was issued based on the application for Housing Tax Credits dated November 30, 1998 and submitted to the Agency for the Apartment Complex, and is in full force and effect.

         15. The Housing Tax Credits were reserved for (and will be allocated to) each building of the Apartment Complex pursuant to a "qualified allocation plan" as defined in Section 42(m)(1)(B) of the Code. Such reservation is in full force and effect.

         16. The Housing Tax Credits have not been reserved and/or allocated to the Apartment Complex from the "nonprofit setaside" referred to in Section 42 of the Code.

         17. The Partnership has validly elected under Section 42(b)(2)(A)(i) of the Code to apply the credit percentage determined for the month the Apartment Complex is placed in service with respect to the qualified basis of the Apartment Complex.

         18. The Partnership has made and will make all other appropriate low-income housing credit elections (including the election of the 40-60 set aside test) in a timely fashion.

         19. The Partnership will, only if requested to do so by the Investor Limited Partner, elect to have the Credit Period for any building in the Apartment Complex designated by the Investor Limited Partner commence with the first year following the year in which such building is placed in service, pursuant to Section 42(f)(1)(B) of the Code.

         20. All Tax Credit Apartment Units will be occupied by tenants under leases with terms of not less than six months.

         21. All apartment units in the Apartment Complex will be occupied by the general public and will be of approximately the same quality standard within the meaning of Section 42(d)(3) of the Code. All amenities will be available to all residents, without separate charge. There will not be any medical, nursing, psychiatric, food or other significant additional services other than those services provided by the Partnership to tenants of the apartment units pursuant to the Project Documents or other agreements shown or disclosed to the Investor Limited Partner. None of the apartments will be leased to students, except as permitted under Section 42 of the Code. All tenants occupying Tax Credit Apartment Units will comply with the income restrictions and other restrictions necessary to cause such units to comply with the occupancy and rent restrictions of Section 42 of the Code and the Project Documents.

         22. All conditions contained in Section 42 of the Code, the Treasury Regulations and IRS Notices, rulings or releases and any other governmental authority, to the validity of the Credit Allocation have been or will be satisfied in a timely manner.

         23. The  Apartment  Complex does not receive  assistance  under the HUD
Section 8 Moderate Rehabilitation Program.

         24. The fair market value of the Apartment Complex upon completion thereof is not expected to be less than the aggregate indebtedness encumbering the Apartment Complex at such time.

         25. Rehabilitation expenditures with respect to the Apartment Complex allocable to the Tax Credit Apartment Units during any twenty-four month period ending on December 31, 1999 are (or will be) equal to or greater than the greater of $3,000 per low income unit or 15% of the unadjusted basis of the Apartment Complex.

         26. No Person or Entity holds any equity interest in the Apartment Complex other than the Partnership. The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex. The Partnership, except to the extent it is protected by insurance and excluding any risk borne by Lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex. No Person or Entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing or leasing of the Apartment Complex.

         27. The capital stock of the General Partner consists of a single class of stock 66.67% of which is owned by the Guarantor and 33.33% of which is owned by Mast Construction LLC. As between the Guarantor and the General Partner, there neither exists nor is there contemplated (a) any overlap of boards of directors to the extent that the overlapping directors possess together a controlling voting interest in either Entity, or (b) any other direct or indirect commonality of ownership or control. Neither the Guarantor nor Mast Construction LLC is a "related person" with respect to any General Partner for purposes of Treasury Regulation Section 1.752-4(b) issued pursuant to the Code.

         28. Qualified rehabilitation expenditures with respect to the Apartment Complex incurred during the 24-month period ending on the date the Apartment Complex is placed in service will exceed the aggregate adjusted tax basis of all persons with an ownership interest in the Apartment Complex as of the commencement of that 24-month period or of the holding period of the Apartment Complex, whichever is later.

         29.  A  "qualified  nonprofit   organization"  as  defined  in  Section
42(h)(5)(C) of the Code will not own an interest in the Partnership.

[Page 104 ends here]

         This Closing Certificate is intended to take effect as a sealed instrument, shall inure to the benefit of the Investor Limited Partner and the Administrative Limited Partner and their successors and assigns and shall be binding upon each of the undersigned and each of his successors and assigns. This Closing Certificate may be executed in any number of counterparts which together shall constitute one instrument. This instrument, and all rights and remedies of the parties, shall be determined as to their validity, construction, effect and enforcement, and in all other respects of the same or different nature, by the internal laws of the State of Indiana. The undersigned acknowledge that tax counsel to the Partnership will rely upon the foregoing certifications for purposes of its preparation and delivery of a tax opinion in connection with this transaction and hereby consent to such reliance.

GENERAL PARTNERS:

Prairie Village - Homes for America,
Inc.

    /s/ Robert A. MacFarlane
By:-------------------------------
Robert A. MacFarlane, President

EXHIBIT H

LITIGATION
NONE

EXHIBIT I
SUPERVISORY MANAGEMENT AND INCENTIVE AGREEMENT

         This Agreement is made as of December 1, 1998, by and between Middlebury Elkhart, L.P., an Indiana limited partnership (the "Partnership"), and Prairie Village - Homes for America, Inc., an Indiana corporation (the "Supervisory Agent"). This Agreement is made with reference to the following facts:

         A. The Partnership, pursuant to its Amended and Restated Agreement of Limited Partnership of even date herewith (the "Agreement"), is engaged in the construction/rehabilitation, ownership and operation of an apartment complex known as Prairie Village and located in Elkhart, Indiana (the "Apartment Complex"). (Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.)

         B.  The  Supervisory   Agent  is  being  retained  to  perform  certain
additional management and oversight services, and the Partnership has agreed to pay the Supervisory Agent a certain fee, all as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Services and Duties of Supervisory Agent.

                  (I) The Supervisory Agent shall provide consulting services to the Partnership and the Apartment Complex. Such services are intended to enable the Partnership to be better able to comply with all Code requirements for the Housing Tax Credits (the "Credits"), to establish eligibility for such Credits with respect to the entire Apartment Complex and avoid recapture thereof during the compliance period established under the Code and to ensure that the Partnership shall comply with all local city, county and state laws applicable to the business of the Partnership.

                  (II) The Supervisory Agent shall assist the Partnership and the Management Agent in planning, supervising and developing a marketing program for the Apartment Complex, including, without limitation, the following:

                           (A) Assisting in (x) the supervision of such professional copywriters, sign painting companies, artists and agencies as may be required to develop advertising programs, brochures, grand opening campaigns or daily newspaper advertisements, and (y) the selection and supervision of such decorating services as may be required to furnish model apartment units, furnish recreation areas or develop rental displays;

                           (B) Furnishing  such assistance as may be required to
                  develop a market analysis through field inspections of competitive projects or surveys of property managers and owners, and assisting in developing a rental schedule;

                           (C) Assisting the Partnership and the Management Agent in developing systems for processing applications, credit checks, occupancy schedules and such other procedures as may be required to assure an orderly occupancy of the Apartment Complex;

                           (D) Assisting the Partnership and the Management Agent in coordinating efforts to achieve a desirable tenant selection through recruitment and screening of tenants before and during occupancy and assisting in helping tenants organize themselves for social programs;

                           (E) Developing and  maintaining  favorable  community
                  relations between the Partnership and various social and community organizations; and

                           (F) Maintaining effective communications with all governmental bodies having jurisdiction over the Apartment Complex.

                  (III) The Supervisory Agent will provide asset management services for the Partnership. This asset management shall include:

                           (A) Responsibility  for overall strategic  management
                  of the Apartment Complex, including establishing rent levels and concessions thereto, marketing strategies for the Apartment Complex, and sales strategies for the Apartment Complex;

                           (B) Performance of accounting services for the Apartment Complex, including providing reports showing income and expenses, on a monthly and annual basis. These services will not include tax return preparation for the Partnership or auditing services to be performed by independent accountants on behalf of the Partnership; and

                           (C) Preparation of periodic communications to the Partnership, with such frequency as Supervisory Agent in its sole discretion may deem appropriate.

                  (IV) The Supervisory Agent is authorized to approach and negotiate with new or existing lenders with respect to the Apartment Complex from time to time on behalf of the Partnership and to negotiate for additional funds, better interest rates and/or extended repayment terms as and when Supervisory Agent determines that such negotiations may result in beneficial loan modifications and/or refinancing and shall present such recommended financing to the Partnership for consideration. The Supervisory Agent shall also provide consulting services to the Partnership in connection with selling the Apartment Complex. The listing price and minimum sales price for the Apartment Complex shall be as recommended by the Supervisory Agent.

         2.       Compensation.

         (I) Commencing October 1, 1999, the Partnership shall pay the Supervisory Agent an incentive management fee for each year equal to the following amounts; provided, that the amounts payable with respect to any year shall be owed and payable only to the extent of Cash Flow available for payment of the incentive management fee for such year pursuant to Section 9.2A of the Agreement ("Net Cash Flow"):

         80.0% of Net Cash Flow, provided that the incentive management fee for any year shall not exceed that amount which equals 12.0% of gross rental income received by the Partnership for such year.

         (II) The Partnership shall reimburse the Supervisory Agent for all ordinary and necessary costs and expenses incurred in connection with its performing services pursuant to this Agreement.

         3. Default of the Supervisory Agent. Notwithstanding anything contained in this Agreement to the contrary, in the event that (a) the Supervisory Agent shall default in any material respect in any of its obligations hereunder or (b) the General Partners default in any of their obligations under the Agreement and such default shall continue beyond any applicable notice or cure period, then the Partnership shall have the right to withhold all compensation otherwise payable to the Supervisory Agent hereunder until such default is fully cured, and to set off against such compensation any obligations of the Supervisory Agent hereunder or of the General Partners under the Agreement. In addition, this Agreement shall automatically terminate upon the withdrawal of a General Partner as a general partner of the Partnership for whatever reason.

         4. Term of Agreement. Subject to Section 3 above, the term of this Agreement shall commence on and as of the date hereof and shall continue in full force and effect until termination of the Partnership.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

SUPERVISORY AGENT:

Prairie Village - Homes for America,
Inc., an Indiana corporation

     /s/ Robert A. MacFarlane
By: ----------------------------
Robert A. MacFarlane, President


PARTNERSHIP:

Middlebury Elkhart, L.P., an Indiana
limited partnership

By: Prairie Village - Homes for
America, Inc., its general
partner

      /s/ Robert A. MacFarlane
By: -------------------------------
Robert A. MacFarlane,
President

EXHIBIT J

PROJECT BUDGET

EXHIBIT K

PERMITTED ENCUMBRANCES

As shown on Schedule B of the Title Policy.

EXHIBIT L

TITLE INSURANCE REQUIREMENTS


         The title policy for the property must be acceptable to Alliant and must be in compliance with the following requirements:

         1. The title policy must be written on the current standard ALTA owner's policy form or a similar form approved by Alliant. If the property is located in a state in which ALTA forms of coverage are not used or are unacceptable, the title policy shall provide similar coverage.

         2. The title policy shall be issued as an extended coverage policy that insures against any Standard Exceptions (e.g., parties in possession or other unrecorded matters).

         3. The amount of the title policy must equal the total sum of all Capital Contributions and the Mortgage Loan.

         4. Schedule A of the title policy must (a) name as the "Insured" the Partnership as constituted as of the issuance date of the title policy and as may be reconstituted from time to time, (b) insure that the property is owned solely by the Partnership, and (c) insure that the Partnership's interest in the property is fee simple absolute.

         5. The legal description of the property described in the title policy must match that shown on the survey of the property.

         6. If Schedule B of the title policy indicates the presence of any easements that are not found on the survey and identified by recording information, the title policy must provide affirmative insurance against any loss that conflicts with the use or diminishes the value of the improvements resulting from the exercise by the holder of such easement or its right to use or maintain that easement.

         7. If the title policy includes any exception for taxes, assessments or other items which may become a lien on the property, it must insure that such taxes, assessments or items are not yet delinquent.

         8. The title policy shall include such other endorsements as are customarily obtained in real estate transactions, including, without limitation, a survey endorsement, a zoning endorsement, an access (to a named public highway) endorsement, a street address endorsement, a non-imputation endorsement (except for properties located in the State of Florida) and a Fairway or change in partners endorsement.

         9. Prior to the issuance of the title policy, Alliant and its legal counsel shall each be provided with recorded copies of all exceptions to title coverage. Upon the issuance of the title policy, each shall be provided with a true, correct and complete copy.